UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)
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☑ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to § 240.14a-12
PINNACLE ENTERTAINMENT, INC.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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PRELIMINARY COPY — SUBJECT TO COMPLETION
PINNACLE ENTERTAINMENT, INC.
3800 HOWARD HUGHES PARKWAY
LAS VEGAS, NV 89169
April 14, 2010
Dear Fellow Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Pinnacle Entertainment, Inc. (referred to as the “Company”), to be held at Encore at Wynn Las Vegas, 3121 Las Vegas Boulevard South, Las Vegas, Nevada 89109, on Tuesday, May 11, 2010, at 10:00 a.m. local time.
At the annual meeting, you will be asked to consider and vote upon the following matters:
•	first, a proposal to elect nine directors to serve for the coming year on the Company’s Board of Directors;

•	second, a proposal to approve an amendment to the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”), to increase by 1,500,000 the maximum number of shares of the Company’s Common Stock that may be issued or subject to awards under the 2005 Plan, to increase the maximum number of awards under the 2005 Plan that may be issued as incentive stock options from 4,750,000 to 6,250,000 shares and to increase the 2005 Plan by certain non-plan option grants to the extent that such non-plan options are forfeited, expire or are terminated without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares;

•	third, a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2010 fiscal year;

•	fourth, a stockholder proposal relating to an advisory vote on executive compensation described in the accompanying Proxy Statement, if properly presented at the Annual Meeting; and

•	such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.
Accompanying this letter is the formal Notice of Annual Meeting, Proxy Statement and a WHITE Proxy Card relating to the annual meeting. The Proxy Statement contains important information concerning the directors to be elected at the annual meeting, the proposed amendment to the 2005 Plan and the ratification of auditors, all of which we would like you to approve. The Proxy Statement also contains information regarding a stockholder proposal relating to an advisory vote on executive compensation, which we would like you to not approve for reasons set forth therein.
Your vote is very important regardless of how many shares you own. We hope you can attend the annual meeting in person. However, whether or not you plan to attend the annual meeting, please complete, sign, date and return the WHITE Proxy Card in the enclosed envelope. If you attend the annual meeting, you may vote in person if you wish, even though you may have previously returned your WHITE Proxy Card.
Sincerely,
Anthony M. Sanfilippo
President and Chief Executive Officer

PRELIMINARY COPY — SUBJECT TO COMPLETION
PINNACLE ENTERTAINMENT, INC.
3800 HOWARD HUGHES PARKWAY
LAS VEGAS, NEVADA 89169

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2010
TO THE STOCKHOLDERS OF PINNACLE ENTERTAINMENT, INC.:
NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, May 11, 2010, at 10:00 a.m. local time, at Encore at Wynn Las Vegas, 3121 Las Vegas Boulevard South, Las Vegas, Nevada 89109, and at any adjournments or postponements thereof (the “Annual Meeting”), for the following purposes, as are more fully described in the accompanying Proxy Statement:
1.	to elect nine directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2.	to approve an amendment to the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”), to increase by 1,500,000 the maximum number of shares of the Company’s Common Stock that may be issued or subject to awards under the 2005 Plan, to increase the maximum number of awards under the 2005 Plan that may be issued as incentive stock options from 4,750,000 shares to 6,250,000 shares, and to increase the 2005 Plan by certain non-plan option grants to the extent that such non-plan options are forfeited, expire or are terminated without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares;

3.	to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2010 fiscal year;

4.	to vote on a stockholder proposal relating to an advisory vote on executive compensation as described in the accompanying Proxy Statement, if properly presented at the Annual Meeting; and

5.	to transact such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.
Only holders of record of the Company’s Common Stock at the close of business on March 15, 2010 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.
YOUR VOTE IS VERY IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED WHITE PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED OR SUBMIT YOUR PROXY VIA TELEPHONE OR THE INTERNET AS PROVIDED FOR IN THE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR PROXY CAN BE WITHDRAWN BY YOU AT ANY TIME BEFORE IT IS VOTED.
BY ORDER OF THE BOARD OF DIRECTORS
John A. Godfrey
Secretary
Las Vegas, Nevada
April 14, 2010

PRELIMINARY COPY — SUBJECT TO COMPLETION
PINNACLE ENTERTAINMENT, INC.
3800 HOWARD HUGHES PARKWAY
LAS VEGAS, NEVADA 89169

PROXY STATEMENT RELATING TO
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2010

This Proxy Statement is being furnished to the stockholders of Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle” or the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of the Company’s stockholders to be held on Tuesday, May 11, 2010, at 10:00 a.m. local time, at Encore at Wynn Las Vegas, 3121 Las Vegas Boulevard South, Las Vegas, Nevada 89109, and at any adjournments or postponements thereof (the “Annual Meeting”).
At the Annual Meeting, holders of the Company’s Common Stock, $0.10 par value per share (“Pinnacle Common Stock”), will be asked to vote upon:
(i)	the election of nine directors to serve on the Company’s Board of Directors for the coming year, each to hold office until the next annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

(ii)	to approve an amendment to the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”), to increase by 1,500,000 the maximum number of shares of the Company’s Common Stock that may be issued or subject to awards under the 2005 Plan, to increase the maximum number of awards under the 2005 Plan that may be issued as incentive stock options from 4,750,000 shares to 6,250,000 shares and to increase the 2005 Plan by certain non-plan option grants to the extent that such non-plan options are forfeited, expire or are terminated without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares;

(iii)	the ratification of the appointment of Ernst & Young LLP as our independent auditors for the 2010 fiscal year;

(iv)	a stockholder proposal relating to an advisory vote on executive compensation as described in this Proxy Statement, if properly presented at the Annual Meeting; and

(v)	any other business that properly comes before the Annual Meeting.
This Proxy Statement and the accompanying WHITE Proxy Card are first being mailed to the Company’s stockholders on or about April 14, 2010. The address of the principal executive offices of the Company is 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169.
If you have questions about this document, would like additional copies of this document or need to obtain proxy cards or other information related to the proxy solicitation, you may contact D.F. King & Co., Inc., the Company’s proxy solicitor, at the address and telephone number listed below. You will not be charged for any of these documents that you request.
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
1-800-697-6975 (toll free) or 1-212-269-5550 (call collect)

ANNUAL MEETING
Record Date; Outstanding Shares; Quorum
Only holders of record of Pinnacle Common Stock at the close of business on March 15, 2010 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 60,211,186 shares of Pinnacle Common Stock outstanding and entitled to vote, held of record by 2,314 stockholders. A majority, or 30,105,594 of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each of the Company’s stockholders is entitled to one vote for each share of Pinnacle Common Stock held as of the Record Date.
Voting of Proxies; Votes Required
All properly executed, returned and unrevoked WHITE Proxy Cards will be voted in accordance with the instructions indicated thereon. Executed but unmarked WHITE Proxy Cards will be voted: (i) “FOR” the election of each director nominee listed on the Proxy Card; (ii) “FOR” the approval of the amendment to the 2005 Plan; (iii) “FOR” the ratification of the appointment of independent auditors for the 2010 fiscal year; and (iv) “AGAINST” the stockholder proposal. The Company’s Board of Directors does not presently intend to bring any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. By signing the WHITE Proxy Cards, stockholders confer discretionary authority on the proxies (who are persons designated by the Board of Directors) to vote all shares covered by the WHITE Proxy Cards in their discretion on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof, including any motion made for adjournment of the Annual Meeting.
You may submit your proxy by mail, telephone or the internet. Proxies submitted by any of those methods will be treated in the same manner. If you are a stockholder of record, you may submit your proxy by signing and returning the enclosed WHITE proxy card by mail, telephone at 1-800-690-6903 or on the internet at http://www.proxyvote.com/. If you hold your shares in street name, please follow the voting instructions forwarded to you by your bank, broker or other nominee.
Whether the proxy is submitted by mail, telephone or the internet, any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) filing a written revocation with, or delivering a duly executed proxy bearing a later date to, the Secretary of the Company, at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169, or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). If you voted by telephone or the Internet and wish to change your vote, you may call the toll-free number or go to the Internet site, as may be applicable in the case of your earlier vote, and follow the directions for changing your vote.
You may receive a communication from the American Federation of Labor & Congress of Industrial Organizations (the “AFL-CIO”) in connection with its stockholder proposal for an advisory vote on executive compensation, asking you to return its proxy card. We urge you to not sign and return the proxy card from the AFL-CIO. Please return the enclosed WHITE proxy card and do not return the card from the AFL-CIO. If you have already returned the AFL-CIO card you may change your vote by promptly signing, dating and returning the enclosed WHITE proxy card or voting by telephone or internet using the instructions on the WHITE proxy card. Only the latest dated proxy card or vote you submit will be counted.
The Company has adopted a majority vote standard in uncontested director elections. To be elected, each director nominee must receive more “FOR” votes than “AGAINST” votes. Abstentions and “broker non-votes” will have no effect on the election of directors because only votes “FOR” or “AGAINST” a nominee will be counted. The proposal to approve the amendment to the 2005 Plan requires the approval by the affirmative vote of a majority of the votes cast “FOR,” “AGAINST” or “ABSTAIN” with respect to such proposal, provided that the total votes so cast on the proposal represent more than 50% of all shares entitled to vote on the proposal. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2010 fiscal year requires approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” with respect to such proposal. The stockholder proposal requires the approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” with respect to such proposal.
Abstentions and Broker Non-Votes
A stockholder may vote to “ABSTAIN” on any proposal that may properly come before the Annual Meeting. If a stockholder votes to “ABSTAIN,” such stockholder’s shares will be considered present at the Annual Meeting for purposes of determining a quorum on all matters and will be considered entitled to vote, but will have no effect with respect to the outcome of the vote to elect directors or to ratify the appointment of the Company’s independent auditors or on the stockholder proposal. According to the New York Stock Exchange, or the NYSE, rules, a vote to “ABSTAIN” on the proposals to approve the amendment to the 2005 Plan will be considered as a vote cast with respect to such matter, and will have the same effect as a vote “AGAINST” such proposal. In addition, in the election of directors, a stockholder may abstain from voting. Abstentions will be excluded from the vote and will have no effect on the outcome of such election.

Under the rules of the NYSE, if a broker or other financial institution holds a client’s shares in its name and the client does not provide voting instructions to them, that firm has discretion to vote such shares for certain routine matters. Proposal No. 3, the ratification of the appointment of our independent auditor, is a routine matter. On the other hand, the broker or other financial institution that holds a client’s shares in its name does not have discretion to vote such shares for non-routine matters. Proposals No. 1 and 2 and Proposal No. 4 are non-routine matters and the firm that holds shares in its name may not vote on those items absent instruction from the client. When a firm votes a client’s shares on some but not all of the proposals at the Annual Meeting, the missing votes are referred to as “broker non-votes.” Those shares will be included in determining the presence of a quorum at the Annual Meeting but are not considered voting power for purposes of voting on the non-routine items. However, broker non-votes will have no effect on the proposal to amend the 2005 Plan, unless the votes otherwise cast constitute less than over 50% of all shares entitled to vote on the proposal. In addition, while broker non-votes will be counted for purposes of determining whether there is a quorum, broker non-votes will have no effect on the outcome of the election of directors, the ratification of independent auditors or the stockholder proposal because the broker non-votes are not counted for purposes of those proposals.
Appraisal and Dissenters’ Rights
Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights with respect to the proposals presented in this Proxy Statement.
Solicitation of Proxies and Expenses
Proxies are being solicited hereby on behalf of the Company. The Company’s current directors and executive officers are participants in the solicitation of proxies. The Company will bear the cost of the solicitation of proxies from its stockholders, although stockholders who vote by telephone or the internet may incur telephone or internet access charges. The directors, officers and employees of the Company may solicit proxies by mail, telephone, telegram, letter, facsimile, e-mail or in person. Such directors, officers and employees will not be specifically compensated for such services. The Company has retained D.F. King & Co., Inc. to assist with solicitation of proxies for a fee not to exceed approximately $15,000 plus reimbursement for out-of pocket expenses. Arrangements may also be made with brokers, custodians, nominees, and other record holders to forward proxy solicitation materials to the beneficial owners of shares of Common Stock held of record by such brokers, custodians, nominees and other record holders, and the Company may reimburse them for their reasonable out-of-pocket expenses incurred in connection therewith.
PROPOSAL 1
ELECTION OF DIRECTORS
(Item No. 1 on WHITE Proxy Card)
At the Annual Meeting, holders of Pinnacle Common Stock will be asked to vote on the election of nine directors who will constitute the full Board of Directors of the Company. The Board of Directors has adopted a majority vote standard in uncontested director elections. Because we did not receive advance notice under our Bylaws of any stockholder nominees for director, the 2010 election of directors is an uncontested election. To be elected in an uncontested election, a director nominee must receive more “FOR” votes than “AGAINST” votes. Abstentions and “broker non-votes” will have no effect on the election of directors because only votes “FOR” or “AGAINST” a nominee will be counted. Pursuant to recent rule changes of the NYSE, your brokerage firm or other nominee may no longer vote your shares with respect to the election of directors without specific instructions from you as to how to vote with respect to the election of each of the nine nominees for director, because the election of directors is no longer considered a “routine” matter under the NYSE rules.
Each director elected will hold office until the next annual meeting of stockholders (and until his successor shall have been duly elected and qualified). The Company is a Delaware corporation and, under Delaware law, if an incumbent director is not elected, that director remains in office until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal. To address this potential outcome, the Board has adopted a director resignation and recusal policy in our Corporate Governance Guidelines. Under this policy, the Board of Directors will nominate for re-election only those incumbent candidates who tender irrevocable resignations. The Board has obtained such conditional resignations from each director nominee for election at the Annual Meeting. The irrevocable resignations will be effective upon (1) the failure to receive the required vote at any Annual Meeting at which directors are nominated for re-election and (2) Board acceptance of the resignations. In the event that a director nominee does not receive the required vote at the annual meeting, the Corporate Governance and Nominating Committee will recommend to the Board whether to accept or reject a tendered resignation. The Board will publicly disclose its decision within 90 days following certification of the stockholder vote. In addition, the Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. If the Board does not accept the resignation, the director will continue to serve until the next annual meeting and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal. If the Board accepts the resignation, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board. All of the nominees listed below currently serve on the Board of Directors of the Company.

General
Each proxy received will be voted for the election of the persons named below, unless the stockholder signing such proxy withholds authority to vote for one or more of these nominees in the manner described in the proxy. Although it is not contemplated that any nominee named below will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders for a substitute nominee as directed by the Board of Directors.
There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of the Company other than arrangements or understandings with any such director, nominee and/or executive officer acting in his capacity as such. See “—Information Regarding the Director Nominees.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF ALL OF THE NOMINEES LISTED BELOW.
Selection of Nominees for Director
It is the policy of the Board, as set forth in the Company’s Corporate Governance Guidelines, to select director nominees who have achieved success in their personal fields and who demonstrate integrity and high personal and professional ethics, sound business judgment, and willingness to devote the requisite time to their duties as director, and who will contribute to the Company’s overall corporate goals. Board members are evaluated and selected based on their individual merit as well as in the context of the needs of the Board as a whole.
The Corporate Governance and Nominating Committee is responsible for identifying, recruiting and reviewing, and recommending to the Board qualified individuals to be nominated for election or reelection as directors, consistent with the criteria set forth in the Company’s Corporate Governance Guidelines. Depending on the circumstances, the Corporate Governance and Nominating Committee considers candidates recommended by Board members, third parties and, to the extent deemed appropriate, director search firms.
Before recommending to the Board a new or incumbent director for election or reelection, the Corporate Governance and Nominating Committee reviews his or her qualifications, including capability, availability to serve, conflicts of interest, understanding of the gaming industry, finance and other elements relevant to the Company’s business, educational, business and professional background, age and past performance as a Board member (including past attendance at, and participation in, meetings of the Board and its committees and contributions to their activities). The Corporate Governance and Nominating Committee, in conducting such evaluation, may also take into account such other factors as it deems relevant. The Corporate Governance and Nominating Committee also receives disclosures relating to a director’s independence and assists the Board in making determinations as to the independence of the directors. The Corporate Governance and Nominating Committee also conducts an annual review of the composition of the Board as a whole, including whether the Board reflects the appropriate degree of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities, and satisfies the other requirements set forth in the Company’s Corporate Governance Guidelines.
In particular, the Corporate Governance and Nominating Committee seeks directors with established strong professional reputations and expertise in areas relevant to the strategy and operations of the Company’s business. While the Company’s Corporate Governance Guidelines do not prescribe diversity standards, as a matter of practice, the Corporate Governance and Nominating Committee considers diversity in the context of the Board as a whole and takes into account the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of current and prospective directors to facilitate Board deliberations that reflect a broad range of perspectives.

The Corporate Governance and Nominating Committee will consider Board nominee recommendations by stockholders who have beneficially owned more than five percent of the Company’s then-outstanding shares of Pinnacle Common Stock for at least two consecutive years as of the date of making the proposal and who submit in writing the names and supporting information to the Chair of the Corporate Governance and Nominating Committee at the address of the Company’s principal executive offices. A stockholder recommendation must contain: (a) the name and address of the stockholder making the recommendation, the class and number of shares of the Company’s capital stock owned beneficially by such stockholder, and documentary support that such stockholder satisfies the requisite stock ownership threshold and holding period; and (b) as to the proposed nominee, the name, age, business and residence addresses, principal occupation or employment, number of shares of Pinnacle Common Stock held by the nominee, a résumé of his or her business and educational background, information that would be required in a proxy statement soliciting proxies for the election of such nominee, and a signed consent of the nominee to serve as a director, if nominated and elected. In order to be considered, a stockholder recommendation for nomination with respect to an upcoming annual meeting of stockholders must be received by the Chair of the Corporate Governance and Nominating Committee no later than the 120th calendar day before the first anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, with certain exceptions that are set forth in the Company’s Corporate Governance Guidelines.
The Company’s policies and procedures regarding the selection of director nominees are described in greater detail in the Company’s Corporate Governance Guidelines and the charter of the Corporate Governance and Nominating Committee, which are available on the Company’s website at www.pnkinc.com and which charter is attached to the proxy statement as Attachment 3. In addition, printed copies of such Corporate Governance Guidelines and charter are available upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169.
As contrasted to a stockholder recommendation of a nominee for consideration by the Company’s Corporate Governance and Nominating Committee, stockholders who wish to nominate directors at future annual meetings must comply with the applicable provisions of the Company’s Bylaws, as described in this Proxy Statement under the caption “Stockholder Proposals for the Next Annual Meeting.”
Information Regarding the Director Nominees
Set forth below is information with respect to the nominees, including their recent employment or principal occupation, a summary of their specific experience, qualifications, attributes or skills that led to the conclusion that they are qualified to serve as a director, the names of other public companies for which they currently serve as a director or have served as a director within the past five years, their period of service as a Pinnacle director and their age. All of the nominees have consented to being named in this Proxy Statement and have agreed to serve on the Board of Directors, if elected.

Name	Age	Position with the Company
Anthony M. Sanfilippo (a)	52	President, Chief Executive Officer and Director
Richard J. Goeglein (a)	75	Chairman of the Board and Director
Stephen C. Comer (b)(c)(g)	60	Director
John V. Giovenco (a)	74	Director
Ellis Landau (a)(b)(c)(e)	66	Director
Bruce A. Leslie (a)(b)(e)(f)(g)	59	Director
James L. Martineau (c)(d)(g)	69	Director
Michael Ornest (b)(c)(g)	52	Director
Lynn P. Reitnouer (d)(e)	77	Director

(a)	Member of the Executive Committee

(b)	Member of the Audit Committee

(c)	Member of the Corporate Governance and Nominating Committee

(d)	Member of the Compensation Committee

(e)	Member of the Compliance Committee

(f)	Member of the Risk Management Oversight Committee

(g)	Member of Executive Search Committee
Mr. Sanfilippo joined us as President, Chief Executive Officer and director in March 2010. Prior to joining the Company, Mr. Sanfilippo was the President, Chief Executive Officer and director of Multimedia Games, Inc. from June 2008 until March 2010. Multimedia Games, Inc. designs, manufacturers and supplies innovative standalone and networked gaming systems. Prior to joining Multimedia Games, Inc., Mr. Sanfilippo was employed with Harrah’s Entertainment, Inc. (Harrah’s), the world’s largest casino company and a provider of branded casino entertainment. While at Harrah’s, Mr. Sanfilippo served as President of both the Western Division (2003 – 2004) and the Central Division (1997 – 2002 and 2004 – 2007), overseeing the operations of more than two dozen casino and casino-hotel destinations. Mr. Sanfilippo was also part of the senior management team that led the successful integration of numerous gaming companies acquired by Harrah’s, including Jack Binion’s Horseshoe Casinos, the Grand Casino & Hotel brand, Players International, and Louisiana Downs Racetrack. In addition to his duties as divisional President, Mr. Sanfilippo was also President and Chief Operating Officer for Harrah’s New Orleans and a member of the Board of Directors of Jazz Casino Corporation prior to its acquisition by Harrah’s. Mr. Sanfilippo has directed tribal gaming operations in Arizona, California and Kansas, and has held gaming licenses in most states that offer legalized gambling. Mr. Sanfilippo brings more than 25 years of industry experience to the Board, including managing and developing gaming operations in diverse jurisdictions including Louisiana, Missouri, Indiana and Nevada.
Mr. Goeglein has been one of the Company’s directors since December 2003. Mr. Goeglein brings more than 32 years of experience in the hospitality and gaming industry. In addition to his position as director of the Company, Mr. Goeglein has served as the Chairman of the Board of the Company since March 2010, lead director of the Company from May 2009 to November 2009, Interim Nonexecutive Chairman of the Board from November 2009 to March 2010; and was also a Director of the Company from 1997 to 1998; Owner and Managing Member, Evening Star Holdings, LLC (Business Consulting Firm) since mid-2005; Owner and Managing Member, Evening Star Hospitality, LLC (acquirer, developer and operator of non-gaming resort properties) from 2003 to early 2005; President and Chief Operating Officer, Holiday Corporation (the parent company of Holiday Inn, Harrah’s Hotels and Casinos, Hampton Inns and Embassy Suites) from 1984 to 1987; Executive Vice President and Director, Holiday Corporation from 1978 to 1984; President and Chief Executive Officer, Harrah’s Hotels and Casinos from 1980 to 1984; and Director, Boomtown, Inc. from 1993 to 1997. Mr. Goeglein served as President from 1997 and Chief Executive Officer from 2000 of Aladdin Gaming, LLC and Aladdin Gaming Holdings, LLC (developer and operator of the Aladdin Resort & Casino in Las Vegas, Nevada), in each case until September 21, 2001. Aladdin Gaming, LLC filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code on September 28, 2001. Mr. Goeglein’s extensive experience as a senior executive in the hospitality industry, including his service as chief executive officer of Harrah’s Hotels and Casinos and Aladdin Gaming LLC, provide significant insight and expertise to our Board in all facets of the Company’s operations and in its financing activities.
Mr. Comer has been one of the Company’s directors since July 2007. Mr. Comer brings substantial accounting expertise to the Company. Since January 2007, Mr. Comer has served as a director of Southwest Gas Corporation. In addition, Mr. Comer served as Managing Partner of Deloitte & Touche LLP (Nevada operations) from 2002 to 2006; as Managing Partner and other positions, Arthur Andersen (Los Angeles and Nevada operations) from 1972 to 2002; and as Member of the American Institute of Certified Public Accountants and Nevada Society of Certified Public Accountants. Mr. Comer’s over 35 years of accounting experience and expertise and his integral involvement in other public gaming companies’ auditing practices provide our Board with invaluable expertise in these areas. In addition, Mr. Comer provides an important perspective as the Company addresses its capital and liquidity needs.

Mr. Giovenco has been one of the Company’s directors since February 2003 and lead director of the Company from February 2008 until May 2009 and Interim Chief Executive Officer from November 2009 to March 2010; Director, Great Western Financial Corporation from 1979 to 1993; President and Chief Operating Officer, Sheraton Hotels Corporation during 1993; Director, Hilton Hotels Corporation from 1980 to 1992; President and Chief Operating Officer, Hilton Gaming Corporation from 1985 to 1993; Executive Vice President-Finance, Hilton Hotels Corporation from 1980 to 1993; Chief Financial Officer, Hilton Hotels Corporation from 1974 to 1985; Chief Financial Officer, Hilton Gaming Corporation from 1972 to 1974; and Partner, Harris, Kerr, Forster, Certified Public Accountants (predecessor firm to PKF International) from 1967 to 1971. Mr. Giovenco brings over 40 years of broad ranging business and financial experience and expertise to the Company. His 20 year tenure at Hilton Hotels Corporation, including his services as Chief Financial Officer of Hilton Hotels and as President and Chief Operating Officer of Hilton Gaming Corporation, as well as his recent service as Interim Chief Executive Officer of the Company, brings to the Board extensive leadership and management experience and expertise as well as unique and invaluable perspectives as to all aspects of the Company’s business.
Mr. Landau has been one of the Company’s directors since January 2007; Executive Vice President and Chief Financial Officer of Boyd Gaming Corporation from 1990 through 2006; Vice President and Treasurer of Aztar Corporation (formerly Ramada Inc.) from 1971 to early 1990; Assistant Treasurer of U-Haul International from 1969 to 1971; Financial Analyst at the Securities and Exchange Commission from 1968 to 1969; Director of Temple Beth Sholom since mid-2006 and President since mid-2009 and Treasurer from mid-2006 to mid-2009 of Temple Beth Sholom; and Chairman of the Board of the Anti-Defamation League Nevada Chapter since late 2006. Mr. Landau brings a wealth of accounting and financial expertise to the Board by reason of his extensive experience as Chief Financial Officer of Boyd Gaming Corporation and as Treasurer of Aztar Corporation. This experience and expertise have proven especially valuable to the Board in its audit and its capital raising and liquidity activities.
Mr. Leslie has been one of the Company’s directors since October 2002; Partner, Armstrong Teasdale LLP (law firm) from January 2008; Of Counsel, Beckley, Singleton (law firm) from 2003 to 2008; Partner, Leslie & Campbell (law firm) from 2001 to 2003; Partner, Bernhard & Leslie (law firm) from 1996 to 2001; Partner, Beckley, Singleton from 1986 to 1996; and Partner, Vargas & Bartlett (law firm) from 1979 to 1986. Mr. Leslie is an honorary citizen of the City of New Orleans. Mr. Leslie’s extensive legal career, including his representation of various clients on gaming industry issues, gives him the leadership and consensus building skills to guide our Board on a variety of matters, including risk management and litigation oversight.
Mr. Martineau has been one of the Company’s directors since 1999 and is currently a business advisor and private investor; Chairman, Genesis Portfolio Partners, LLC (start-up company development) since July 1998; Director, Apogee Enterprises, Inc. since 1978; Director, Borgen Systems from 1994 to 2005; Director, Northstar Photonics (telecommunications business) from 1998 to 2002; Executive Vice President, Apogee Enterprises, Inc. (a glass design and development corporation that acquired Viracon, Inc. in 1973) from 1996 to 1998; President and Founder, Viracon, Inc. (flat glass fabricator) from 1970 to 1996; and Trustee, Owatonna Foundation since 1973. Mr. Martineau’s background as an entrepreneur and as a businessman have been very valuable to the Board both in an operational context and in terms of evaluating its various development projects. Mr. Martineau’s service on several other boards of directors provides him with insights that are valuable to the Board in the areas of corporate governance and other Board functions.
Mr. Ornest has been one of the Company’s directors since October 1998; private investor since 1983; Director of the Ornest Family Partnership since 1983; Director of the Ornest Family Foundation since 1993; Director of the Toronto Argonauts Football Club from 1988 to 1991; President of the St. Louis Arena and Vice President of the St. Louis Blues Hockey Club from 1983 to 1986; and Managing Director of the Vancouver Canadians Baseball Club, Pacific Coast League from 1979 to 1980. Mr. Ornest and his family have been long-term significant investors in our Company. He has developed a significant level of knowledge about the Company and its history. Mr. Ornest’s position as an investor provides the Board with valuable insights as to issues that are of concern to the Company’s stockholders.
Mr. Reitnouer has been one of the Company’s directors since 1991; Director, Hollywood Park Operating Company from September 1991 to January 1992; Partner, Crowell Weedon & Co. (stock brokerage) since 1969; Director and Chairman of the Board, COHR, Inc. from 1986 to 1999; Director and Chairman of the Board, Forest Lawn Memorial Parks Association from 1975 to 2006; and Trustee, University of California Santa Barbara Foundation (and former Chairman) since 1992. Mr. Reitnouer has served as a member of our Board for more than 18 years and brings to the Board an in depth understanding of the Company’s business, history and organization. In addition, Mr. Reitnouer’s career in the brokerage industry provides the Board with valuable insights as the Company deals with its financing requirements.

Director Independence
The Board of Directors has determined that, other than Anthony M. Sanfilippo, who is the President and Chief Executive Officer of the Company, each nominee is an independent director as defined by the Corporate Governance Rules of the NYSE and the categorical independence standards adopted by the Board of Directors. The Board of Directors considered all relationships between the independent directors and the Company and determined that each such director, other than Mr. Giovenco, either had no relationship with the Company (except as director and stockholder) or only had relationships that fall within the Company’s categorical independence standards. By virtue of Mr. Giovenco service as the Company’s Interim Chief Executive Officer from November 2009 to March 2010, his relationship with the Company did not fall within the categorical standards for independence. However, the Board of Directors, in accordance with the commentary to the Corporate Governance Rules of the NYSE, determined that Mr. Giovenco’s relationship and compensation received as Interim Chief Executive Officer do not have a material affect on his status as an independent director going forward since Mr. Giovenco has completed his service as Interim Chief Executive Officer and will not earn any additional compensation for his services in such capacity. A copy of the categorical independence standards are attached as Appendix A to this Proxy Statement and are available on the Company’s website at www.pnkinc.com. The Board of Directors has also determined that all members of the Audit, Corporate Governance and Nominating, and Compensation Committees are independent directors as defined by the Corporate Governance Rules of the NYSE and the categorical independence standards adopted by the Board of Directors. The directors nominated by the Board of Directors for election at the Annual Meeting were recommended by the Corporate Governance and Nominating Committee.
Communications with Directors
Stockholders and interested parties wishing to communicate directly with the Board of Directors, the Chairman of the Board, the Chair of any committee, or the non-management directors as a group about matters of general interest to stockholders are welcome to do so by writing the Company’s Secretary at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169. The Secretary will forward these communications as directed.
Executive Sessions of the Board and Leadership Structure
The Company’s non-management directors meet periodically in executive session, as required by the Company’s Corporate Governance Guidelines. Richard Goeglein, the Company’s Chairman of the Board, presides at these executive sessions. If the non-management directors were to include directors who are not independent pursuant to the NYSE rules, then the independent directors will meet in executive session at least once a year. Any non-management director may request that an executive session of the non-management members of the Board be scheduled.
The Company’s Bylaws mandate that the Chairman of the Board be a director who is not the current Chief Executive Officer or a current employee of the Company. The Company believes that this structure will prove to be useful given the Company’s relatively new Chief Executive Officer. Further, this structure ensures a greater role for the non-employee directors in the oversight of the Company and active participation of the non-employee directors in setting agendas and establishing priorities and procedures for the work of the Board. The Company believes that this leadership structure also is preferred by a significant number of the Company’s institutional shareholders.
Pursuant to the Company’s Bylaws, the Chairman of the Board may call special meetings of stockholders and the Board of Directors and may act as Chairman of the meeting of stockholders and presides at all meetings of the Board of Directors and stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors, the Company’s Bylaws or as may be provided by law.
Code of Ethical Business Conduct
The Company has adopted a Code of Ethical Business Conduct, a code of ethics that applies to all of the Company’s directors, officers and employees. Any substantive amendments to the provisions of the Code of Ethical Business Conduct that apply to the Chief Executive Officer or the Chief Financial Officer and any waiver from a provision of the Code of Ethical Business Conduct to the Chief Executive Officer or the Chief Financial Officer will be disclosed on the Company’s website or in a Current Report on Form 8-K filed with the SEC. The Code of Ethical Business Conduct is publicly available on the Company’s website at www.pnkinc.com and in print upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169.

Board Meetings and Board Committees
The full Board of Directors of the Company had 20 meetings in 2009. During 2009, each incumbent director of the Company during their term attended at least 75% of the meetings of the Board of Directors and the committees of the Board on which he served, except for Mr. Sanfilippo who was appointed as a director in March 2010.
Although the Company has no formal policy with regard to Board members’ attendance at its annual meetings of stockholders, all of the Company’s directors then serving attended the Company’s 2009 Annual Meeting of Stockholders.
The Company has an Executive Committee, which consists of Messrs. Giovenco, Goeglein, Landau, Leslie and Sanfilippo. The Executive Committee may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company to the fullest extent authorized by Delaware law. During 2009, the Executive Committee had six meetings and acted by unanimous written consent on five occasions.
The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s Audit Committee is currently chaired by Mr. Landau and consists of Messrs. Landau, Comer, Leslie, and Ornest. Among its functions, the Committee is:
•	to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent public accounting firm engaged to audit the Company’s financial statements or to perform other audit, review or attest services for the Company;

•	to discuss with the independent auditors their independence;

•	to review and discuss with the Company’s independent auditors and management the Company’s audited financial statements; and

•	to recommend to the Company’s Board of Directors whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the previous fiscal year for filing with the SEC.
Messrs. Landau, Comer, Leslie and Ornest are independent as that term is defined in Rule 303A.02 of the NYSE listing standards and Rule 10A-3(b)(1)(ii) of the Exchange Act. The Board has determined that Messrs. Landau and Comer are each an “audit committee financial expert” as defined by SEC rules, based upon, among other things, their accounting backgrounds and, in the case of Mr. Landau having served as the chief financial officer of a large public company involved in the gaming industry, and, in the case of Mr. Comer having served as a partner of a major accounting firm. The Audit Committee met 12 times in 2009.
The Company has a Compensation Committee, which is currently chaired by Mr. Reitnouer and consists of Messrs. Reitnouer and Martineau. Among its functions, the Compensation Committee is:
•	to determine and approve, either as a committee or together with the Company’s other independent directors, the annual salary and other compensation of the Chief Executive Officer;

•	to make recommendations to the Board of Directors regarding the compensation of the other four highest-compensated officers of the Company; and

•	to provide recommendations with respect to, and administer, the Company’s incentive-compensation, stock option and other equity-based compensation plans.

The Compensation Committee met 16 times in 2009 and acted by unanimous written consent on three occasions. The Compensation Committee may, to the extent permitted by applicable laws and regulations, form and delegate any of its responsibilities to a subcommittee so long as such subcommittee consists of at least two members of the Compensation Committee. In carrying out its purposes and responsibilities, the Compensation Committee has authority to retain outside counsel or other experts or consultants, as it deems appropriate. For a discussion regarding the Compensation Committee’s use of outside advisors and the role of executives officers in compensation matters, see “Executive Compensation—Compensation Discussion and Analysis—Role of Executive Officers and Outside Advisors in Compensation Decisions” below.
The Company has a Corporate Governance and Nominating Committee, which is currently chaired by Mr. Martineau and consists of Messrs. Martineau, Landau and Ornest. Among its functions, the Corporate Governance and Nominating Committee is:
•	to establish procedures for the selection of directors;

•	to identify, evaluate and recommend to the Board candidates for election or reelection as directors, consistent with criteria set forth in the Company’s Corporate Governance Guidelines;

•	to develop and recommend to the Board, if appropriate, modifications or additions to the Company’s Corporate Governance Guidelines or other corporate governance policies or procedures; and

•	to develop procedures for, and oversee, an annual evaluation of the Board and management.
The Corporate Governance and Nominating Committee met four times in 2009.
The Board of Directors has adopted a written charter for each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, which are attached to this Proxy Statement as Attachments 1, 2 and 3, respectively, and are available on the Company’s website at www.pnkinc.com. Printed copies of these documents are also available upon written request to Investor Relations, Pinnacle Entertainment, Inc., 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169.
The Company has a Compliance Committee which monitors the Company’s compliance with gaming laws in the jurisdictions in which it operates. Messrs. Leslie, Landau and Reitnouer currently serve on the Company’s Compliance Committee with other Compliance Committee members who are not directors, and on the Compliance Subcommittee of the Board of Directors. The Compliance Subcommittee was instituted to ensure timely notification to the Board of Directors of any material compliance issues, assist the Compliance Committee in performing its duties and to supervise the Company’s actions in response to reports received from the Company’s employee hotline.
The Company has a Risk Management Oversight Committee, which is currently chaired and its sole member is Mr. Leslie. The purpose of the Risk Management Oversight Committee is to oversee the risk management activities of the Company. Among its functions, the Risk Management Oversight Committee is:
•	to meet with the director of the Company’s Risk Management Department to review the Company’s existing insurance policies;

•	to discuss with the Company’s principal independent insurance brokers the Company’s insurance policies and programs for their assessment as to the appropriateness of such programs; and

•	to discuss with such insurance brokers their relationships with, and independence from, the Company’s insurance carriers.
It is not the duty of the Risk Management Oversight Committee to determine the Company’s insurance policies and programs, but simply to consult with and review the determinations made by the responsible members of management with respect to such matters. Each director holds office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his resignation or removal from office.

The Company had a Executive Search Committee, which was chaired by Mr. Martineau and consisted of Messrs. Martineau, Comer, Leslie and Ornest. The Executive Search Committee was a special committee whose function was to identify and recommend a new Chief Executive Officer to the Board of Directors following the resignation of the Company’s previous Chief Executive Officer. This special committee was dissolved upon the appointment of Mr. Sanfilippo as the Company’s new President and Chief Executive Officer.
The Board’s Role in Risk Oversight
The Board of Directors and each of the committees of the Board of Directors indentifies, prioritizes and evaluates various risks that are in the purview of their charters. Management also independently identifies, prioritizes and evaluates enterprise risks. Management regularly reports on such risks to the Board of Directors. Particular financial risks are overseen by the Audit Committee of the Board; compliance and reputational risks are typically overseen by the Compliance Committee of the Board and compliance subcommittee. The enterprise risk management program as a whole is reviewed annually. Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board or any Committee. Also, the Compensation Committee periodically reviews the most important enterprise risks to ensure that compensation programs do not encourage excessive risk-taking.
Director Compensation
Director Fees
The compensation of the Company’s non-employee directors is paid in the form of an annual retainer, meeting and chair fees and stock-based awards. The fees that each non-employee director, Chairman of the Board, lead director, or committee chair, received for his service during 2009 are the following:
•	An annual retainer of $70,000 (which consisted of $60,000 in cash and $10,000 in phantom stock units);

•	An additional $20,000 retainer for the Chair of the Audit Committee as of May 5, 2009; prior to that date the Chair of the Audit Committee received a $15,000 retainer;

•	An additional $100,000 retainer for the Interim Non-Executive Chairman of the Board as of November 7, 2009; prior to that date there was a lead director who received a $50,000 retainer;

•	An additional $20,000 retainer for the Chair of the Compensation Committee as of May 5, 2009; prior to that date the Chair of the Compensation Committee received a $10,000 retainer;

•	An additional $10,000 retainer for the Chair of the Corporate Governance and Nominating Committee as of May 5, 2009; prior to that date the Chair of the Corporate Governance and Nominating Committee received a $7,500 retainer;

•	An additional $7,500 retainer for the Chair of the Risk Management Committee as of May 5, 2009; prior to that date the Chair of the Risk Management Committee received a $5,000 retainer;

•	An attendance fee of $1,500 for regularly scheduled Board or committee meetings, other than Audit Committee and Executive Search Committee (which was formed in November 2009) meeting fees which are $2,000 per meeting; and

•	An attendance fee of $500 for telephonic special meetings of the Board of Directors.
In March 2010, a bonus of $35,000 for the Chair of the Executive Search Committee and a bonus of $10,000 for each other member of such committee were awarded after the appointment of Mr. Sanfilippo as the Company’s new President and Chief Executive Officer. In addition, the annual retainer of the Chairman of the Board was increased to $185,000.
Option Grants
In 2009, Pinnacle granted to each director who was then serving 15,000 options, which were granted on the date of the 2009 Annual Meeting of Stockholders. The exercise price for each option was the closing price of Pinnacle Common Stock on the date of grant. All of the options vested immediately upon the date of grant. In addition, on the date of the 2009 Annual Meeting of Stockholders, all prior options granted to the directors vested immediately on such date.

Director Perquisites
Pinnacle allows the directors and their families to use the corporate aircraft to attend Pinnacle meetings or other Pinnacle business events, but in general only when the aircraft is otherwise traveling for business purposes and there are empty seats. The aggregate incremental cost for these trips to the Company when the aircraft is otherwise traveling for business purposes is a de minimis amount. On March 12, 2010, the Company entered into a contract to sell the corporate aircraft, subject to customary closing conditions.
Directors Health Plan
On February 27, 2007, the Board of Directors approved the Directors Health and Medical Insurance Plan, or the Directors Health Plan. The Directors Health Plan provides that members of the Board of Directors and their spouses are eligible to participate in the health and medical insurance plans applicable to the Company’s corporate executives. In addition, directors who are in office at age 70 and directors who are in office at the time of a change of control, as defined in the Directors Health Plan, are entitled, along with their spouses, to a continuation of health and medical coverage for five years, or, in the case of spouses, until they are no longer eligible for coverage. If at any time during this extended coverage period, the eligible director, or his spouse, is insured under another health plan or Medicare, the Company’s health plans shall provide secondary coverage to the extent permitted by law. As a result of the Directors Health Plan, each director is entitled to receive medical benefits that are not available under the employee health benefit plan available to all employees of the Company.
Amended and Restated Directors Deferred Compensation Plan
Participation in the Company’s Amended and Restated Directors Deferred Compensation Plan, or the Directors Plan, is limited to directors of Pinnacle, and each eligible director may elect to defer all or a portion of his annual retainer and any fees for meetings attended. Any such deferred compensation is credited to a deferred compensation account, either in cash or in shares of Pinnacle Common Stock, at each director’s election. The only condition to each director’s receipt of shares credited to his deferred compensation account is cessation of such director’s service as a director of Pinnacle.
As of the date the director’s compensation would otherwise have been paid, and depending on the director’s election, the director’s deferred compensation account will be credited with either:
•	cash;

•	the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the amount of the director’s compensation for the calendar quarter which he elected to defer, by the average of the closing price of Pinnacle Common Stock on the NYSE on the last ten business days of the calendar quarter for which such compensation is payable; or

•	a combination of cash and shares of Pinnacle Common Stock as described above.
If a director elects to defer compensation in cash, all such amounts credited to the director’s deferred compensation account will bear interest at an amount to be determined from time to time by the Board of Directors. No current director has deferred compensation in cash.
If a director has elected to receive shares of Pinnacle Common Stock in lieu of his retainer and we declare a dividend, such director’s deferred compensation account is credited at the end of each calendar quarter with the number of full and/or fractional shares of Pinnacle Common Stock obtained by dividing the dividends which would have been paid on the shares credited to the director’s deferred compensation account by the closing price of Pinnacle Common Stock on the NYSE on the date such dividend was paid. In addition, if we declare a dividend payable in shares of Pinnacle Common Stock, the director’s deferred compensation account is credited at the end of each calendar quarter with the number of full and/or fractional shares of Pinnacle Common Stock for such stock dividend.

Participating directors do not have any interest in the cash and/or Pinnacle Common Stock credited to their deferred compensation accounts until distributed in accordance with the Directors Plan, nor do they have any voting rights with respect to such shares until shares credited to their deferred compensation accounts are distributed. The rights of a director to receive payments under the Directors Plan are no greater than the rights of an unsecured general creditor of Pinnacle.
Each participating director may elect to have the aggregate amount of cash and shares credited to his deferred compensation account distributed to him in one lump sum payment or in a number of approximately equal annual installments over a period of time not to exceed fifteen years. The lump sum payment or the first installment will be paid as of the first business day of the calendar quarter immediately following the cessation of the director’s service as a director. Before the beginning of any calendar year, a director may elect to change the method of distribution of any future interests in cash and/or Pinnacle Common Stock credited to his deferred compensation account in such calendar year.
The maximum number of shares of Pinnacle Common Stock that can be issued pursuant to the Directors Plan is 375,000 shares, of which 64,041 remain available for issuance as of March 15, 2010. The shares of Pinnacle Common Stock to be issued under the Directors Plan may be either authorized and unissued shares or reacquired shares. Messrs. Leslie and Comer are the only directors that currently participate in the Directors Plan.
Director Summary Compensation Table
The following table sets forth certain information regarding the compensation earned by or paid to each non-employee director who served on the Board of Directors in 2009, except for John V. Giovenco who was appointed Interim Chief Executive Officer in November 2009. For details regarding the compensation Mr. Giovenco received as a non-employee director and as a Interim Chief Executive Officer, please see the Summary Compensation table for the named executive officers.

	Fees
	Earned
	or Paid	Stock	Option
	in Cash	Awards	Awards	Total
Name	($) (a)	($)(b)(c)	($)(d)(e)	($)
Stephen C. Comer	$134,500	$10,000	$132,750	$277,250
Richard J. Goeglein	$163,296	$10,000	$132,750	$306,046
Ellis Landau	$150,280	$10,000	$132,750	$293,030
Bruce A. Leslie(f)	$156,140	$10,000	$132,750	$298,890
James L. Martineau	$145,140	$10,000	$132,750	$287,890
Michael Ornest	$136,000	$10,000	$132,750	$278,750
Lynn P. Reitnouer	$139,559	$10,000	$132,750	$282,309

(a)	Includes annual retainer fees, meeting fees, and fees for committee chairmanships as discussed above.

(b)	Each non-employee director received $10,000 worth of phantom stock units on May 5, 2009 or 728 phantom stock units, which become payable in common stock following the director’s cessation of service as a director for any reason. The value in this column represents the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. For a discussion of valuation assumptions used in calculation of these amounts, see Note 6 to our audited financial statements, included within our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(c)	The aggregate number of stock awards outstanding at December 31, 2009 for each non-employee director was as follows: Stephen C. Comer—1,409; Richard J. Goeglein—1,409; Ellis Landau—1,409; Bruce A. Leslie—1,409; James L. Martineau—1,409; Michael Ornest—1,409; and Lynn P. Reitnouer—1,409.

(d)	Each non-employee director was granted 15,000 fully vested options on May 5, 2009. The value in this column represents the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. For a discussion of valuation assumptions used in calculation of these amounts, see Note 6 to our audited financial statements, included within our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(e)	The aggregate number of option awards outstanding at December 31, 2009 for each non-employee director was as follows: Stephen C. Comer—40,000; Richard J. Goeglein—77,000; Ellis Landau—55,000; Bruce A. Leslie—95,000; James L. Martineau—97,000; Michael Ornest—81,400; and Lynn P. Reitnouer—97,000.

(f)	During 2009, Mr. Leslie participated in the Directors Plan and elected to receive Pinnacle Common Stock in lieu of payment of director fees.
Compensation Committee Interlocks and Insider Participation
Messrs. Goeglein, Giovenco, Reitnouer and Martineau served on the Compensation Committee in 2009. Mr. Giovenco resigned in November 2009 as a member of the Compensation Committee when he was appointed Interim Chief Executive Officer. None of the members of the Compensation Committee was an officer or employee or former officer or employee of Pinnacle or its subsidiaries or had a relationship requiring disclosure under the “Transactions with Related Persons, Promoters and Certain Control Persons” heading below and no such member has any interlocking relationships with Pinnacle that are subject to disclosure under the rules of the SEC relating to compensation committees.
Executive Officers
Executive officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See “Executive Compensation—Compensation Discussion and Analysis” below. The current executive officers are as follows:

Name	Age	Position with the Company
Anthony M. Sanfilippo	52	President, Chief Executive Officer and Director
Stephen H. Capp	48	Executive Vice President and Chief Financial Officer
John A. Godfrey	60	Executive Vice President, Secretary and General Counsel
Clifford D. Kortman	53	Executive Vice President of Construction and Development
Carlos Ruisanchez	39	Executive Vice President of Strategic Planning and Development
Alain Uboldi	63	Chief Operating Officer
For biographical information for Mr. Sanfilippo, see “—Information Regarding the Director Nominees of the Company” above.
Mr. Capp has served as the Company’s Executive Vice President and Chief Financial Officer since January 2003; Managing Director, Bear, Stearns & Co. Inc. from 1999 to January 2003; Group Head, BancAmerica Securities’ Latin America debt distribution business from 1997 to 1999; Managing Director, BancAmerica Securities from 1992 to 1997; and Finance Associate followed by Vice President, Security Pacific Merchant Bank from 1989 to 1992.
Mr. Godfrey has served as the Company’s Executive Vice President since February 2005 and as Secretary and General Counsel since August 2002; Senior Vice President of the Company from August 2002 to February 2005; Partner, Schreck Brignone Godfrey (law firm) from January 1997 to August 2002; Partner, Schreck, Jones, Bernhard, Woloson & Godfrey (law firm) from June 1984 to December 1996; Chief Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division from 1983 to 1984; Deputy Attorney General, Nevada Attorney General’s Office, Gaming Division from 1980 to 1983; Deputy State Industrial Attorney for the State of Nevada from 1977 to 1980; Trustee, International Association of Gaming Attorneys (and former President) from October 2000 to October 2006; and Member, Executive Committee of the Nevada State Bar’s Gaming Law Section since June 2002.

Mr. Kortman has served as the Company’s Executive Vice President of Construction and Development since December 2009 and President of Pinnacle Design & Construction, LLC, a wholly-owned subsidiary of the Company, since May 2006. In addition, Mr. Kortman served as the Company’s Senior Vice President, Construction and Development from December 1998 to December 2009.
Mr. Ruisanchez has served as the Company’s Executive Vice President of Strategic Planning and Development since August 2008. Prior to joining the Company, Mr. Ruisanchez was Senior Managing Director at Bear, Stearns & Co. Inc. (Investment Bank) where he held various positions starting from 1997 to 2008. As Senior Managing Director of Bear, Stearns & Co., Mr. Ruisanchez was responsible for corporate clients in the gaming, lodging and leisure industries, as well as financial sponsor banking relationships.
Mr. Uboldi has served as the Company’s Chief Operating Officer of the Company since February 2005; Regional Vice President and General Manager of the Company’s L’Auberge du Lac Casino Resort from February 2004 to February 2005; Vice President and General Manager of the Company’s Belterra Casino Resort from November 2001 to January 2004; President of A Winning Solution (gaming consulting company) in 2001; and President and Chief Operating Officer of Lady Luck Gaming Corporation (casino gaming company) from 1993 to 2000.
Section 16(a) Beneficial Ownership Reporting Compliance
Based solely upon a review of Forms 3, 4 and 5 filed by the Company on behalf of its directors and officers, or furnished to the Company by its stockholders holding more than 10% of the Company’s Common Stock, during or with respect to the year ended December 31, 2009 pursuant to Rule 16a-3(e) of the Exchange Act, all required reports on such forms were timely filed, except for an amended Form 3 filed on March 24, 2010, for Clifford D. Kortman to reflect shares purchased in the Company’s 401(k) Plan prior to becoming an executive officer of the Company.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the name, number of shares and percent of the outstanding Pinnacle Common Stock beneficially owned as of March 15, 2010 (except where a different date is indicated below) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Pinnacle Common Stock, each director, each named executive officer (as defined in the SEC rules), and all directors and executive officers as a group. In each instance, except as otherwise indicated, information as to the number of shares owned and the nature of ownership has been provided by the individuals or entities identified or described and is not within the direct knowledge of the Company.

	Shares
	Beneficially		Percent of Shares
Name and Address of Beneficial Owner	Owned		Outstanding (a)
BlackRock, Inc.	5,798,574	(b)	9.63%
40 East 52nd Street New York, NY 10022

Columbia Wanger Asset Management, L.P.	5,667,200	(c)	9.41%
227 W Monroe Street, Suite 3000 Chicago, IL 60606

Prudential Financial, Inc.	3,928,258	(d)	6.52%
751 Broad Street Newark, New Jersey 07102

	Shares
	Beneficially		Percent of Shares
Name and Address of Beneficial Owner	Owned		Outstanding (a)
Jennison Associates LLC	3,793,033	(e)	6.30%
466 Lexington Avenue New York, NY 10017

Anthony M. Sanfilippo	125,000		*
Stephen H. Capp	403,785	(f)	*
Stephen C. Comer	44,409	(g)	*
John A. Godfrey	359,500	(h)	*
Richard J. Goeglein	78,409	(i)	*
John V. Giovenco	291,409	(j)	*
Clifford D. Kortman	199,263	(k)	*
Ellis Landau	81,409	(l)	*
Bruce A. Leslie	167,353	(m)	*
James L. Martineau	118,319	(n)	*
Michael Ornest	274,171	(o)	*
Lynn P. Reitnouer	165,524	(p)	*
Carlos Ruisanchez	55,000	(q)	*
Alain Uboldi	187,500	(r)	*
Daniel R. Lee	1,378,615	(s)	2.24%
Directors and executive officers as a group (15 persons)	3,929,666	(t)	6.19%

*	Less than one percent (1%) of the outstanding common shares.

(a)	Assumes exercise of stock options beneficially owned by the named individual or entity into shares of Pinnacle Common Stock. Based on 60,211,186 shares of Pinnacle Common Stock outstanding as of March 15, 2010.

(b)	Based solely on information contained in a Schedule 13G filed with the SEC on January 29, 2010, by BlackRock, Inc. (“BlackRock”). As of December 31, 2009, BlackRock reported beneficially owning 5,798,574 shares of Pinnacle Common Stock. Pursuant to the Schedule 13G, BlackRock reported having sole voting power and sole dispositive power over 5,798,574 shares of Pinnacle Common Stock.

(c)	Based solely on information contained in an amended Schedule 13G filed with the SEC on February 11, 2010 by Columbia Wanger Asset Management, L.P., an investment advisor (“Columbia”). As of December 31, 2009, Columbia reported beneficially owning 5,667,200 shares of Pinnacle Common Stock. Pursuant to the amended Schedule 13G, Columbia reported having sole voting over 5,221,500 shares of Pinnacle Common Stock and sole dispositive power over 5,667,200 shares of Pinnacle Common Stock.

(d)	Based solely on information contained in an amended Schedule 13G filed with the SEC on February 3, 2010 by Prudential Financial, Inc. a parent holding company and its investment adviser and broker dealer affiliates (“Prudential”). As of December 31, 2009, Prudential reported beneficially owning 3,928,258 shares of Pinnacle Common Stock. Pursuant to the amended Schedule 13G, Prudential has sole voting power over 966,501 shares of Pinnacle Common Stock, shared voting power over 2,736,357 of Pinnacle Common Stock, sole disposition power over 966,501 shares of Pinnacle Common Stock and shared disposition power over 2,961,757 shares of Pinnacle Common Stock.

(e)	Based solely on information contained in an amended Schedule 13G filed with the SEC on February 12, 2010, by Jennison Associates LLC, an investment adviser (“Jennison”). As of December 31, 2009, Jennison reported beneficially owning 3,793,033 shares of Pinnacle Common Stock. Pursuant to the amended Schedule 13G, Jennison reported having sole voting power of 3,567,633 shares of Pinnacle Common Stock and shared dispositive power of 3,793,033 shares of Pinnacle Common Stock.

(f)	Includes 391,739 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Capp. An additional 7,046 shares of Pinnacle Common Stock are held by Mr. Capp in Pinnacle’s 401(k) plan. Also includes 1,000 shares of restricted stock beneficially owned by Mr. Capp.

(g)	Includes 40,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Comer and 1,409 phantom stock units beneficially owned by Mr. Comer.

(h)	Includes 352,500 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Godfrey. Also includes 1,000 shares of restricted stock beneficially owned by Mr. Godfrey.

(i)	Includes 77,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Goeglein. Also includes 1,409 phantom stock units beneficially owned by Mr. Goeglein.

(j)	Includes 195,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Giovenco. Also includes 1,409 phantom stock units beneficially owned by Mr. Giovenco.

(k)	Includes 187,500 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Kortman. An additional 6,763 shares of Pinnacle Common Stock are held by Mr. Kortman in Pinnacle’s 401(k) plan. Also includes 1,000 shares of restricted stock beneficially owned by Mr. Kortman.

(l)	Includes 55,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Landau. Also includes 1,409 phantom stock units beneficially owned by Mr. Landau.

(m)	Includes 95,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Leslie. Also includes 56,944 shares of Pinnacle Common Stock credited to Mr. Leslie’s deferred compensation account under the Directors Plan. Also includes 1,409 phantom stock units beneficially owned by Mr. Leslie.

(n)	Includes 97,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Martineau. Also includes 12,119 shares of Pinnacle Common Stock credited to Mr. Martineau’s deferred compensation account under the Directors Plan. Also includes 1,409 phantom stock units beneficially owned by Mr. Martineau.

(o)	Includes 81,400 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Ornest. These shares also include 91,362 shares of Pinnacle Common Stock owned by the Harry and Ruth Ornest Trust, which Mr. Ornest disclaims beneficial ownership, except for those shares in which he has a pecuniary interest. These shares include 100,000 shares of Pinnacle Common Stock owned by the Michael Ornest Trust, with respect to whose shares Mr. Ornest has beneficial ownership. These shares exclude 60,000 shares of Pinnacle Common Stock owned by the Ornest Family Foundation, as to which Mr. Ornest has no interest. Also includes 1,409 phantom stock units beneficially owned by Mr. Ornest.

(p)	Includes 97,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Reitnouer. Also includes 17,115 shares of Pinnacle Common Stock credited to Mr. Reitnouer’s deferred compensation account under the Directors Plan. Also includes 1,409 phantom stock units beneficially owned by Mr. Reitnouer.

(q)	Includes 50,000 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Ruisanchez.

(r)	Includes 182,500 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Uboldi. Also includes 1,000 shares of restricted stock beneficially owned by Mr. Uboldi.

(s)	Includes 1,349,135 shares of Pinnacle Common Stock which are subject to options that are currently exercisable by Mr. Lee. Of the shares of Pinnacle Common Stock beneficially owned by Mr. Lee, 2,200 shares of Pinnacle Common Stock are held in a brokerage account for the benefit of Mr. Lee’s daughter, of which he is the custodian and under the SEC rules the beneficial owner. An additional 6,580 shares of Pinnacle Common Stock are held by Mr. Lee in Pinnacle’s 401(k) plan. All of Mr. Lee’s unexercised options shall terminate on November 7, 2010.

(t)	Includes shares beneficially owned by Daniel R. Lee as described in footnote (s). Mr. Lee resigned as Chief Executive Officer and Chairman of the Board in November 2009.
Compensation Polices and Practices As They Relate to the Company’s Risk Management
The Company believes that its compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.
Transactions with Related Persons, Promoters and Certain Control Persons
The Company’s Audit Committee charter requires that the Audit Committee review on an ongoing basis and approve or disapprove all related party transactions that are required to be disclosed by Item 404 of Regulation S-K. Such transactions are brought to the attention of the Audit Committee by management or the affected related person. In its review and determination, the Audit Committee considers all relevant facts and circumstances, such as the business interest of the Company in such transaction, the benefits to the Company of the transaction, whether the terms of the transaction are no less favorable than those available with unrelated third parties and the nature of the related party’s interest in such transaction.
Daniel R. Lee, the Company’s former Chairman and Chief Executive Officer, holds $1 million in aggregate principal amount of the Company’s 8.25% senior subordinated notes due 2012, which he acquired in periods prior to 2006. As a holder of the notes, Mr. Lee is entitled to receive semi-annual interest payments on the notes. In March 2004, the Executive Committee of the Company’s board of directors approved Mr. Lee’s acquisition of $500,000 in principal amount of the notes he holds, since those notes were acquired directly from the Company. In November 2005, Mr. Lee acquired the other $500,000 in principal amount of notes in the open market. Such open market purchase did not require either the Executive Committee’s or Audit Committee’s approval. Mr. Lee’s acquisition of such portion of the notes and the receipt of interest payments thereon were acquired in the open markets. Any benefits Mr. Lee received in respect of the notes were afforded to all holders of the notes on a pro rata basis.
On March 13, 2010, the Company and Anthony M. Sanfilippo, the Company’s President, Chief Executive Officer and a director, entered into a Common Stock Purchase Agreement regarding the purchase by Mr. Sanfilippo from the Company of 125,000 shares of the Company’s common stock (the “Stock Purchase Agreement”). Pursuant to the terms of Stock Purchase Agreement, Mr. Sanfilippo paid a total of $1,080,000 for such common stock on March 15, 2010, which was based on the closing price of the Company’s common stock on the last trading day (March 12, 2010) before the Stock Purchase Agreement was signed, or $8.64 per share. The Stock Purchase Agreement was entered into prior to Mr. Sanfilippo being appointed as President, Chief Executive Officer, and a director of the Company. All of the members of the Board of Directors of the Company unanimously approved of the terms of the Stock Purchase Agreement and therefore, a separate approval was not required by the Audit Committee.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides narrative disclosure regarding the compensation plans, programs and arrangements we employed for individuals serving as our Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers during the 2009 fiscal year, as determined under the rules of the SEC (collectively, called our “named executive officers”). Anthony M. Sanfilippo, the Company’s President and Chief Executive Officer joined the Company on March 14, 2010.
During fiscal 2009, our named executive officers were:
•	John V. Giovenco, the Company’s Interim Chief Executive Officer;

•	Stephen H. Capp, Executive Vice President and Chief Financial Officer;

•	John A. Godfrey, Executive Vice President, General Counsel and Secretary;

•	Carlos Ruisanchez, Executive Vice President of Strategic Planning and Development;

•	Alain Uboldi, Chief Operating Officer; and

•	Daniel R. Lee, our former Chairman of the Board of Directors and Chief Executive Officer who resigned on November 7, 2009.
Philosophy and Objectives
Pinnacle Entertainment, Inc. is an owner, operator and developer of casinos and related hospitality and entertainment facilities. Our current properties include:
•	L’Auberge du Lac in Lake Charles, Louisiana;

•	River City casino in south St. Louis County, Missouri, which opened on March 4, 2010;

•	Lumière Place, located in downtown St. Louis, Missouri;

•	Boomtown New Orleans in New Orleans, Louisiana;

•	Belterra Casino Resort in southern Indiana;

•	Boomtown Bossier City in Bossier City, Louisiana; and

•	Boomtown Reno near Reno, Nevada.
As a discretionary consumer entertainment and leisure product, our business is particularly sensitive to economic cycles and consumer sentiment, and therefore results from year to year can be volatile and somewhat unpredictable. Our business operations are also generally susceptible to changes in the competitive and legislative environment which can have unanticipated impact on our operating results.
In developing compensation plans for our named executive officers, the Compensation Committee seeks to balance all of these business characteristics and create a program which will motivate and reward executives for their performance and for creating value for our stockholders over time. The Compensation Committee regularly evaluates and revises, as necessary, our compensation programs to ensure that they support our business objectives and provide competitive competition levels for our executives. As both an owner-operator of existing casino properties and developer of new properties, the business objectives that need to be recognized in our compensation programs include:
•	Focusing on prudent growth in both current and future projects;

•	Maximizing operational efficiency;

•	Managing cash flow for investment and debt management;

•	Maximizing operating results of our current properties; and

•	Creating long-term value for our stockholders.
More specifically, our compensation programs to strive to support our business needs by meeting the following objectives:
•	Allowing us to attract and retain a high quality management team capable of managing and growing the business for the benefit of our stockholders;

•	Providing a competitive compensation program appropriate for the size and complexity of Pinnacle relative to the market for executive pay;

•	Aligning actual pay results with performance for stockholders, with an opportunity to realize pay above market medians for excellent performance and below market pay for below market performance;

•	Incentivizing management to maximize stockholder value without taking undue financial risks and while maintaining credibility in the capital markets;

•	Rewarding for individual contribution in additional to team efforts; and

•	Maintaining effective incentives during different economic environments.
Although we reference the market medians for competitive pay practices in setting overall target pay levels for our executives, we do not define a specific percentile of market for targeting executive pay. We consider many factors, including the actual performance and contribution of our executives, and internal pay comparisons between our executives, when determining individual executive pay, as discussed in more detail below.
In late 2009, the Compensation Committee, with the assistance of its outside executive compensation advisor and management, completed a substantial review of the Company’s executive compensation plans and policies following the resignation of Mr. Lee. The objective of this review was to ensure that the Company’s compensation plans continue to meet the objectives described above. As a result of this review, the Compensation Committee approved significant changes to our compensation plans for the 2010 fiscal year. These changes are described in more detail below.
Fiscal 2009 Performance Context for Compensation Decisions
During 2009, we continued to demonstrate progress on our development of new casino properties, which included strong performance at Lumière Place in its second full year of operation, where revenues grew 26% and operating income grew 113% in 2009 compared to 2008. We also accelerated the opening of our River City casino in south St. Louis County, which opened on March 4, 2010. In addition, other accomplishments for the year included:
•	Issued $450 million in aggregate principal amount of 8.625% senior notes due 2017 in August 2009, the proceeds of which were used to repay borrowings under our credit facility and repurchase and redeem existing senior subordinated notes and for general corporate purposes;

•	Entered into a fourth amendment to our then existing second amended and restated credit facility in July 2009, which among other things, amended certain covenants regarding the maximum consolidated leverage ratio and minimum consolidated interest coverage ratio. Management’s ability to enter into the fourth amendment to the then existing second amended and restated credit facility led to the Company being able to enter into the third amended and restated credit facility in March 2010;

•	Continued construction and development of the Company’s River City Casino, which opened in March 2010;

•	Decided to monetize our non-strategic assets, including our land holdings on the Boardwalk in Atlantic City and our casino in Argentina; and

•	Committed to and have begun certain cost cutting initiatives throughout the Company.

Despite these accomplishments, fiscal 2009 was a highly challenging year for the Company. Due to the global economic slowdown which began in late 2008, the business environment remained difficult for casino operations in general due to continued weakness in consumer spending. As a result, our revenue performance was essentially flat year over year despite the significant growth of Lumière Place and our Adjusted EBITDA (as defined below) was $167.9 million, compared to $159.6 million in 2008.
Our executive team has demonstrated exceptional focus and perseverance in this difficult environment, as demonstrated by the accelerated opening schedule for River City in early March 2010 and the successful amendment and restatement of the Company’s credit facility in February 2010, which extended the maturity date to March 31, 2014; provided that such date will be accelerated to September 30, 2011 if any portion of our 8.25% senior subordinated notes due 2012 is outstanding on September 30, 2011. The Compensation Committee has taken specific and targeted actions to help ensure continued focus on our business and our stockholders throughout the current period of business and leadership transition, as discussed in more detail below.
2009 Executive Management Changes and Impact on Compensation
On November 7, 2009, Mr. Lee resigned his positions as Chairman of the Board of Directors and Chief Executive Officer, and as a member of the Board of Directors of the Company, and Mr. Giovenco was appointed to serve as Interim Chief Executive Officer of the Company. The discussion of Chief Executive Officer pay included in this Compensation Discussion and Analysis generally refers to compensation decisions made for Mr. Lee prior to his resignation and reflects the general policies and decision-making processes of the Compensation Committee. Special compensation arrangements associated with the transition of leadership are described immediately below and reflected in the Summary Compensation Table which follows this Compensation Discussion and Analysis.
In connection with his resignation, the Company entered into a Separation Agreement with Mr. Lee, dated as of November 7, 2009 and amended on February 24, 2010, effective as of February 11, 2010 (the “Separation Agreement”). The Separation Agreement provides that Mr. Lee’s resignation will be treated as a termination by the Company without cause other than in connection with a change of control for all purposes under the employment agreement between the Company and Mr. Lee. Under the Separation Agreement, as amended, Mr. Lee is entitled to receive: (i) cash severance payments equal to approximately $2.8 million, payable in various installments over a three-year period; (ii) accrued salary through the date of resignation; (iii) a bonus of $749,325 for 2009; (iv) health benefits coverage and disability insurance coverage for a maximum period of eighteen (18) months; and (v) accelerated vesting for certain of Mr. Lee’s outstanding stock options
Mr. Lee has one year from November 7, 2009 to exercise any fully vested stock options. In exchange for the severance provided under the Separation Agreement, Mr. Lee has agreed to waive any and all claims against the Company, to maintain the confidentiality of the Company’s information, and to forgo any actions, alone or in concert with others, to control or influence to Company and its Board of Directors.
For Mr. Giovenco’s service as the Interim Chief Executive Officer from November 7, 2009 and until March 14, 2010, he received $75,000 per month. In addition, Mr. Giovenco received two fully vested options covering 50,000 shares each of the Company’s common stock, which were granted in November 2009 and February 2010, respectively, for a total of options covering 100,000 shares. In March 2010, Mr. Giovenco also was awarded a discretionary bonus of $125,000 after the completion of his service as Interim Chief Executive Officer.
Oversight of Executive Compensation
Role of Compensation Committee
The Compensation Committee has overall responsibility for the compensation programs and policies pertaining to our executives, including our named executive officers. The specific responsibilities of the Compensation Committee related to executive compensation include:
•	Overseeing development and implementation of our compensation plans for executive officers, including our named executive officers;

•	Overseeing development and implementation of our equity compensation plans for executives and other employees;

•	Reviewing and approving compensation for our Chief Executive Officer, including setting goals, evaluating performance, verifying results, and determining pay levels;

•	Reviewing and recommending to the Board compensation for the other named executive officers;

•	Periodically reviewing and making recommendations to the Board concerning equity and incentive plans, including plan design, and other executive benefits, or perquisites;

•	Administering our equity-based incentive compensation plans;

•	Overseeing regulatory compliance with respect to executive and equity compensation matters; and

•	Reviewing and recommending to the Board all employment, retention and/or severance agreements for executive officers, including our named executive officers.
The Compensation Committee is also responsible for reviewing and submitting to the Board recommendations concerning compensation for our non-employee directors.
Role of Management in Compensation Process
The Compensation Committee relies significantly on the input and recommendations of our Chief Executive Officer when evaluating factors relative to the compensation of our named executive officers. Our Chief Executive Officer provides the Compensation Committee with his assessment of the performance of each named executive officer and his perspective on the factors described above in developing his recommendations for each named executive officer’s compensation, including salary adjustments, incentive bonuses, and equity grants. The Compensation Committee discusses our Chief Executive Officer’s recommendations, consults with its independent advisor, and then approves or modifies the recommendations in collaboration with the Chief Executive Officer, other than for his own compensation.
Our Chief Executive Officer’s compensation is determined solely by the Compensation Committee (subject to ratification by our full Board) which approves any adjustments to his base salary, performance incentive compensation and equity awards from year to year. The Compensation Committee solicits our Chief Executive Officer’s perspective on his own compensation, but makes determinations regarding his compensation independently and without him present. Our Chief Executive Officer attends portions of the Compensation Committee meetings, but does not attend portions of those meetings related to making specific decisions on his own compensation.
In addition to recommendations put forth by our Chief Executive Officer, other members of our executive team are involved in the compensation process by assembling data to present to the Compensation Committee and by working with the outside independent compensation consultants to give them the information necessary to enable them to complete their reports. Other members of our executive management team also occasionally attend portions of the Compensation Committee meetings.
Role of Outside Consultants
The Compensation Committee retains the services of executive compensation consultants to assess the competitiveness of our compensation programs, conduct other research as directed by the Compensation Committee, and support the Compensation Committee in the design of executive and Board of Directors compensation. From fiscal 2008 through 2010, the Compensation Committee has retained Farient Advisors to assist the Compensation Committee in the review and assessment of our compensation programs. During fiscal 2009, Farient’s support included conducting a complete competitive assessment of pay levels for the Chief Executive Officer and the other named executive officers, review and recommendations regarding the terms of the Chief Executive Officer employment agreement, assessment and recommendations regarding Board of Directors compensation levels and practices, and review and recommendation regarding annual and long-term incentive plan designs. This included a substantial review and revision of our compensation plan designs for senior executives and the broader corporate staff to create a “world class” compensation program.

Although Farient Advisors works with management to develop programs that support our business needs, Farient Advisors is retained by and reports directly to the Compensation Committee for its work related to our executive compensation programs. During late 2009 and early 2010, Farient Advisors also completed work directly for management, with the approval of the Chairman of the Compensation Committee. This additional work was related to supporting management to implement a new compensation program for the Company as discussed above. The fees for these additional services did not exceed $120,000 during 2009.
Competitive Pay Comparisons
When determining the compensation opportunity to provide to individual named executive officers, including salaries, bonuses, and equity grants, the Compensation Committee takes many factors into account, including the officer’s experience, responsibilities, management abilities and job performance, performance of the Company as a whole, current market conditions and competitive pay for similar positions at comparable companies and at companies in other industries that could recruit Pinnacle executives, and pay relative to other executives at Pinnacle. These factors are considered by the Compensation Committee in a subjective manner without any specific formula or weighting. The Company does not set compensation at a specific percentile of market comparisons. However, the Compensation Committee references the median of pay levels for executives at similarly positioned companies from time to time to test the overall competitiveness and reasonableness of pay.
More specifically, with the assistance of outside advisors, the Compensation Committee periodically considers information on the executive compensation from a peer group of publicly traded companies and from compensation surveys which include data from companies in other industries that could recruit Pinnacle executives. In late fiscal 2007, the Compensation Committee completed such a review of competitive market practices which was used to evaluate pay decision in fiscal 2008 and target pay opportunities for 2009. The peer group used to assess these practices consisted of:
•	Ameristar Casinos, Inc.

•	Aztar Corp.

•	Boyd Gaming Corporation

•	Harrah’s Entertainment, Inc.

•	Isle of Capri Casinos, Inc.

•	Las Vegas Sands Corp.

•	MGM Mirage

•	Penn National Gaming, Inc.

•	Station Casinos, Inc.

•	Wynn Resorts, Limited

These companies represented all of the major casino companies with publicly available data on compensation for their top executives. Farient collected data on pay practices for the Chief Executive Officer and Chief Financial Officer positions from among these peers, as these are the only two positions for which consistent data is available across companies. In order to corroborate the data from these companies, and to provide benchmark data for the other executive positions at Pinnacle, Farient also reviewed broader market data from compensation surveys with a focus on the hospitality and leisure industry. Farient’s analysis determined that the pay practices for executives in these related industries was largely consistent with Pinnacle’s more targeted peers, and therefore this survey data was also included in the review of competitive pay practices.
The 2007 analysis indicated that the Company’s cash compensation practices (salary and target or actual historical average bonuses) were generally comparable to the medians of peers for all named executive officers, however equity compensation valued at grant was somewhat low relative to market practices.
In late 2009, Farient updated this analysis for the Compensation Committee. These updated pay comparisons were used to in consideration of bonus payouts for 2009 and to develop pay level and program design recommendations for fiscal 2010. For the late 2009 study, the peer group consisted of the following companies:
•	Ameristar Casinos, Inc.

•	Boyd Gaming Corporation

•	Churchill Downs Incorporated

•	Isle of Capri Casinos, Inc.

•	Las Vegas Sands Corp.

•	MGM Mirage

•	Penn National Gaming, Inc.

•	Wynn Resorts, Limited
Aztar, Harrah’s, and Station Casinos were removed from the prior peer group as they are no longer public companies and Churchill Downs was added as a gaming company with related operations, including slot machine and video poker gaming operations. As with the prior analysis, Farient collected data for Chief Executive Officer and Chief Financial Officer compensation from these public peers and utilized broader, general industry compensation survey data to validate this data and benchmark the broader executive population.
The 2009 analyses indicated that the majority of the named executive officers, including pay for our Chief Executive Officer (for Mr. Lee before his resignation) and Chief Financial Officer, were positioned at or near the market medians for total compensation (base salary, target or actual historical bonuses, and equity grant values). Pay for other executives exceeded the market medians, driven by a desire for greater consistency in pay for the senior leadership team at the Company compared to typical market practices, where pay for senior executives is more differentiated. The Compensation Committee believes that our executive team has unique skills and experience that, in some cases, limit the direct comparability of market data. Therefore, the Compensation Committee believes that these differences from market medians are acceptable and appropriate for our senior leadership.
Elements of Compensation
Overview of Compensation Elements
During fiscal 2009, our executive compensation and benefits consisted of the components listed in the table below, which provides a brief description of the principal types of compensation, how performance is factored into each type of compensation, and the objectives served by each element. A description of each of these elements is discussed in more detail following the table.

Fiscal 2009 Principal Elements of Executive Compensation

		Performance	Primary
Element	Description	Considerations	Objectives

Base Salary	• Fixed cash payment	• Based on level of responsibility, experience, and individual performance, compared to other executives and the external market	• Attract and retain talent • Recognize career experience and individual performance • Provide competitive compensation

Annual Bonuses	• Performance-based annual cash incentive (CEO) • Discretionary annual cash bonus (other named executive officers)	• CEO bonus amount tied to level of achievement of financial objectives • Other executives tied to a subjective evaluation of Company and individual performance	• Promote and reward achievement of Company annual financial objectives and individual performance contribution

Equity Awards	• Occasional grants of stock options and/or restricted stock with multi-year vesting	• Value of pay directly linked with long term stock price performance	• Align executive interests with shareholder interests • Attract and retain talent

Retirement and Welfare Benefits	• Medical, dental, vision, life insurance and long-term disability insurance • Non-qualified deferred compensation plan	• Not applicable	• Attract and retain talent • Provide competitive compensation

Executive Perquisites	• Family travel to Company events on corporate aircraft (discontinued in 2010)	• Not applicable	• Encourage executive attendance at business events

In addition, each of our named executive officers is eligible for certain severance benefits, change in control payments, and related tax gross ups for executives hired before 2010. Each of these elements is explained in more detail below.
Base Salary
We intend the base salaries of our named executive officers to provide a minimum level of compensation for highly qualified executives. The base salaries of our named executive officers were determined in the course of negotiations over their initial employment with the Company and subject to occasional modification based on a subjective evaluation of each executive’s contribution, experience, and responsibilities as well as the relative pay between senior executives at the Company, each factor considered on a discretionary basis without formulas or weights. We have historically had a strong emphasis on internal equity considerations when setting annual salaries for our senior executive team, and therefore the salaries are identical for our named executive officers other than the Chief Executive Officer and Chief Financial Officer. Our perspective is that this consistency in pay emphasizes teamwork across the senior leadership level.

Name and Title	2009 Salary
Daniel R. Lee (1)	$1,000,000
Former Chairman and Chief Executive Officer
Stephen H. Capp	$500,000
Executive Vice President and Chief Financial Officer
John A. Godfrey	$425,000
Executive Vice President, General Counsel and Secretary
Carlos Ruisanchez	$425,000
Executive Vice President of Strategic Planning and Development
Alain Uboldi	$425,000
Chief Operating Officer

(1)	Annual rate of pay for Mr. Lee prior to his resignation on November 7, 2009
Due to the economic environment at the beginning of 2009, none of the named executive officers received any salary increase during the year. Pursuant to his employment agreement with the Company, Mr. Sanfilippo is entitled to receive a base salary of $840,000 per year.
Bonuses
We intend that bonuses paid to our named executive officers will reward them for the achievement of successful financial, strategic, and operational performance over a short period of time. Historically, we have operated a different bonus program for our Chief Executive Officer as compared to our other named executive officers in order to balance strategic and operational performance goals. Specifically, the bonus for our Chief Executive Officer has been based on a formula directly linked to the annual financial results of the Company, as measured by Adjusted EBITDA, which is a highly operational focus and aligns the pay for our top executive directly with short-term results for our shareholders. Bonuses for the other named executive officers have been more subjective in order to recognize and reward for successfully supporting our long-term property development projects in addition to short-term financial results. These bonuses have been determined with the input of the Chief Executive Officer, taking into consideration the Company’s financial results, progress on long-term developments, and each executive’s specific area of responsibility and contributions to overall success, and based on bonus levels from prior years and compared to other executive officers on an internal equity basis, each evaluated subjectively.
Starting in fiscal 2010, we have substantially revised our incentive plan designs and developed a more formulaic approach to measuring and rewarding all of our named executive officers. It is the perspective of the Company and Compensation Committee that a more formula-driven annual incentive system will provide greater clarity for the senior executive team regarding their focus and rewards and encourage the attainment of “stretch” performance objectives by providing a clearly defined upside in the incentive plan design. It is the perspective of the Company that such formula driven bonus plans are also more common and consistent with external market practices and therefore appropriate from a competitive standpoint.
The specific decisions related to 2009 and the new bonus program design for 2010 are described in more detail below:
Fiscal 2009 Bonuses
As the former principal executive officer of the Company, bonuses paid to Mr. Lee had historically been evaluated based on financial performance alone. Mr. Lee had been eligible to earn annual bonuses of up to 150% of his annual salary, with a targeted bonus of 75% of his annual salary, based on meeting certain performance targets with respect to our Adjusted EBITDA. Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization, excluding pre-opening and development costs, non-cash share-based compensation, and other one-time, non-operating losses or proceeds. The reason for these adjustments is to focus the measurement of success on the near-term operational performance from our existing properties and remove any impact from large, short-term or one time shifts in expenses or proceeds, such as shifts that can occur due to the timing of pre-opening costs for new properties.

The Compensation Committee establishes Adjusted EBITDA-based targets annually near the beginning of each year. The Compensation Committee generally sets the Adjusted EBITDA-based targets so as to fit into the Company’s overall budget, and so that Mr. Lee’s total cash compensation would have been competitive with the cash compensation of successful chief executive officers of peer group companies if the targets had been met.
For 2009, the Adjusted EBITDA objectives were as follows:

Performance Level	Adjusted EBITDA ($)	Payout (as % of Salary)
Maximum	Equal to or exceeds $206 million	100%
Target	Equal to or exceeds $186 million	50%
Threshold	Equal to or exceeds $170 million	25%
Below Threshold	Below $170 million	0%
Payouts for performance results between discrete performance levels would be determined on a straight line basis.
For executives other than the former Chief Executive Officer, 2009 bonuses were determined on a subjective basis, taking into consideration the input of Mr. Giovenco as our Interim Chief Executive Officer. In evaluating the performance of our executives, Mr. Giovenco and the Compensation Committee took into consideration a number of factors, including:
•	The typical level of bonuses paid to our named executive officers historically and the variance of those bonuses with performance over time;

•	Our financial performance for 2009, which was up from the prior year in terms of revenues and Adjusted EBITDA, below our budgeted expectations for the year in terms of Adjusted EBITDA and flat in terms of revenues budgeted expectations;

•	The extraordinary performance of our executive team in the face of a great deal of organizational change and uncertainty following the departure of Mr. Lee as our Chief Executive Officer; and

•	Our desire to motivate and retain the executive team through a difficult period of leadership transition.
Based on these factors, the Compensation Committee approved the following bonuses for our named executive officers in 2009, which were generally higher than 2008 levels based on the extraordinary individual performance considerations described above, except in the case of Mr. Lee, whose bonus was calculated based on contractual entitlement under the Separation Agreement.

Name and Title	2009 Bonus	2008 Bonus
Daniel R. Lee	$749,325	$600,000
Former Chairman and Chief Executive Officer
Stephen H. Capp	$450,000	$375,000
Executive Vice President and Chief Financial Officer
John A. Godfrey	$350,000	$300,000
Executive Vice President, General Counsel and Secretary
Carlos Ruisanchez (1)	$350,000	$75,000
Executive Vice President of Strategic Planning and Development
Alain Uboldi	$300,000	$330,000
Chief Operating Officer

(1)	Mr. Ruisanchez’s 2008 bonus was for a partial year of service.
Historically, the Compensation Committee has deferred payment of a portion of the bonuses until a later date in order to encourage executive retention. In late 2009, the Compensation Committee determined that such practice was not market competitive and undermined the incentive impact of our bonus program. As a result, the Compensation Committee removed the restrictions on all prior bonus deferrals for all Company staff, including the named executive officers, and discontinued the practice of deferring cash annual bonus payments.

Fiscal 2010 Bonuses
For fiscal 2010, the Compensation Committee has approved a substantial revision to our annual bonus program in order to create a more clearly defined annual incentive opportunity for all of our named executive officers. The objectives of these changes include:
•	Creating a more clearly defined bonus opportunity for all of our named executive officers and other employees, which we believe will enhance motivation and competitiveness with the external market;

•	Providing well defined upside opportunities, to encourage stretch performance beyond the annual operating plans and reward for excellence;

•	Clearly aligning pay with performance for our stockholders in both the near-term and over multiple years;

•	Balancing short-term operational performance with intermediate term success in managing our development pipeline and the financing needs for the business; and

•	Re-balancing the total pay mix for our senior executives (our Executive Vice Presidents and Chief Executive Officer) to provide more stock ownership rather than cash as compared to past practices, based on the Compensation Committee’s assessment that equity compensation was somewhat underemphasized relative to market practices in the past.
Specifically, for 2010 our annual bonuses for all named executive officers will be based on a formula, with quantitative short-term and intermediate-term financial targets set at the beginning of the year. Each executive will have a defined bonus target as a percentage of salary, and the final bonus payable at the end of the year will be determined based on the quantitative financial results at year end compared to the targets set at the beginning of the year, along with a small portion (10% for 2010) linked to individual performance and contribution measured in a more subjective fashion. The upside potential for the quantitative performance goals will be up to 180% of the target award for superior performance, with the potential to earn zero for underperformance relative to the stated performance objective. The individual performance factor will be up to 10% of the total individual target bonus opportunity for the year, subject to achievement of the minimum EBITDA threshold and to reduction in the discretion of the Compensation Committee if individual and team subjective goals are not fully met. Therefore, the total potential upside opportunity will be up to 190% of the target bonus for each named executive officer, depending on performance.
At the end of the year, a portion of this bonus award will be paid in cash, and a portion will be paid in restricted stock, with three-year vesting in annual installments following the award date, to encourage sustained performance and share ownership in addition to meeting near-term performance goals. Any bonuses Mr. Sanfilippo receives for 2010 will be paid in cash or restricted stock, in his discretion.
For 2010, the specific award opportunities at target performance for each of the named executive officers will be as follows:

2010 Target
Incentive as % of
Name and Title	Salary
Anthony M. Sanfilippo	100%
President and Chief Executive Officer
Stephen H. Capp	80%
Executive Vice President and Chief Financial Officer
John A. Godfrey	70%
Executive Vice President, General Counsel and Secretary
Carlos Ruisanchez	70%
Executive Vice President of Strategic Planning and Development
Alain Uboldi	70%
Chief Operating Officer

Mr. Sanfilippo’s bonus for 2010 will be prorated to reflect his service from his date of hire on March 14, 2010. To measure performance, the Compensation Committee selected a combination of Adjusted EBITDA and Free Cash Flow (which is defined below) to measure success in order to balance near term operational performance with the goal of delivering sustained improvements in cash flow from investment and financing activities. The Team and Individual Objectives set forth below will also be evaluated to provide a subjective evaluation of each executive based on individual performance and contribution. The specific range of potential performance outcomes for each of these factors is as follows, as a percent of base salary:

Opportunity as % of Salary
Team and
Individual
Name and Title	Adjusted EBITDA	Free Cash Flow	Objectives
Anthony M. Sanfilippo	0%-90%	0%-90%	0%-10%
President and Chief Executive Officer
Stephen H. Capp	0%-72%	0%-72%	0%-8%
Executive Vice President and Chief Financial Officer
John A. Godfrey	0%-63%	0%-63%	0%-7%
Executive Vice President, General Counsel and Secretary
Carlos Ruisanchez	0%-63%	0%-63%	0%-7%
Executive Vice President of Strategic Planning and Development
Alain Uboldi	0%-63%	0%-63%	0%-7%
Chief Operating Officer
Assuming that the minimum objective Adjusted EBITDA goal is met for the year, the team and individual component will potentially be the maximum opportunity but will be subject to a reduction, determined by the Compensation Committee in its discretion on a subjective basis, to the extent that the Compensation Committee determines that the executive has not fully met his team and individual objectives. In other words, if the minimum objective Adjusted EBITDA goal is met, the Compensation Committee will start with the executive’s maximum bonus opportunity for the team and individual objectives, and then determine what reduction from that maximum bonus opportunity is appropriate if the executive has not fully met the subjective team and individual goals. The team and individual objectives bonus component will not be paid if the minimum objective Adjusted EBITDA goal is not met.
For 2010, Free Cash Flow will be measured on a one year basis, with the intent to measure on a cumulative, multi-year basis starting in 2011. The intent of the Compensation Committee is to pay out performance bonuses against the Free Cash Flow metric to executives other than Mr. Sanfilippo in restricted stock with a three-year vesting in equal annual installments, however, the Compensation Committee reserves the right to pay out a portion in cash as it deems appropriate to reward and recognize performance. Any bonuses Mr. Sanfilippo receives for 2010 will be paid in cash or restricted stock, in his discretion.
Adjusted EBITDA will be measured in the same manner as previously measured for the CEO incentive plan. Free Cash Flow will be defined as: GAAP earnings, plus non-cash compensation expenses, plus depreciation and amortization charges, plus or minus gains or losses realized on the disposition of assets, less maintenance capital expenditures. The specific goals for 2010 are not disclosed as these reflect the Company’s forward looking business plans and are considered confidential business information by the Compensation Committee.
Equity Awards
We believe that awards of equity to our named executive officers provide a valuable incentive for them and helps align their interests with that of our stockholders for periods of time longer than one fiscal year. Stock options are an important part of our philosophy for aligning pay for performance, as executives can realize value on their stock options only if the stock price increases on a sustained basis. Restricted stock awards or restricted stock unit awards also help align pay with performance as their value fluctuates with changes in the share price over time. However, restricted stock awards and restricted stock unit awards also maintain some value in difficult economic environments and therefore meet our objectives of retaining executive talent and maintaining effective incentives during different economic environments. Both stock options and restricted stock or restricted stock units are typically subject to vesting and require each executive to remain employed with the Company for a period of time or risk forfeiting the award.

Historically, it has been our practice to award equity grants every 2 to 3 years rather than annually and to make grants primarily as stock options, with generally longer vesting periods, usually four to five years, than is common at many other companies. Our perspective has been that larger, occasional grants with longer vesting periods encourages our named executive officers to think about our long-term development and encourages retention as the stock price rises over time.
As a result of this philosophy, the Company did not make any grants of stock options or restricted stock during fiscal 2009 to any of the named executive officers, other than the grants to Mr. Giovenco in recognition of his service as Interim Chief Executive Officer.
However, as recent experience has demonstrated, making occasional grants of stock options to our executives and employees also increases their exposure to the volatility of our stock price and creates greater likelihood of out-of-the-money stock options (with exercise prices above the current share price) if the grants are made during a period of stronger economic growth and business performance when the stock price is at a relatively high level. It is our perspective that large grants of consistently underwater stock options undermines motivation and significantly reduces the retention impact of equity grants.
In contrast, more frequent grants of stock options allows us to provide stock option grants with exercise prices throughout the economic and business cycle, with executives receiving both high and low priced options over time. Such pricing provides more consistent incentives to the executives receiving such options to continually grow the share price and maximize gains across all of their equity incentives in the Company.
To this end, beginning with fiscal 2010, the Company has revised its policy regarding executive incentive grants and will begin making such grants annually (except as otherwise agreed for new hires as part of any inducement grants to join the Company). The Compensation Committee has established a targeted number of options shares to grant to each executive each year which range between 55,000 and 75,000 options for our executive vice presidents. The Compensation Committee may also grant restricted stock units. We have not yet established explicit guidelines for our new Chief Executive Officer as it is the intent of the Compensation Committee that his inducement grants will be the only stock option grants for the first two years of service. On March 15, 2010, Mr. Sanfilippo was awarded an option covering 650,000 shares of Pinnacle Common Stock, which vests over five years and was granted outside the 2005 Plan as an inducement to employment. This will be the only equity grant to Mr. Sanfilippo during the first two years of his employment. Please see the discussion below under “Employment Agreements and Other Change in Control Provisions,” for details on the compensation arrangements for our new Chief Executive Officer.
In early 2010, the Compensation Committee approved equity grants for each of our named executive officers that included both stock options and restricted stock unit grants. The Compensation Committee took into consideration the guidelines it established for annual stock option grants when determining the size of these awards for 2010, but it also considered the need to retain the senior leadership team through the current period of leadership transition and made grants above the guideline levels for Mr. Godfrey and Mr. Ruisanchez. In addition, the Compensation Committee granted restricted stock units as part of this package to further enhance retention, in recognition of the fact that most historical stock option grants were largely underwater and that the new bonus plan, which will include restricted stock awards, will not result in any payouts until the beginning of 2011.
As a result of these considerations, the Compensation Committee approved the following equity grants for our named executive officers effective on March 1, 2010:

		Restricted Stock
Name and Title	Stock Options	Units
Stephen H. Capp	75,000	37,500
Executive Vice President and Chief Financial Officer
John A. Godfrey	75,000	37,500
Executive Vice President, General Counsel and Secretary
Carlos Ruisanchez	75,000	37,500
Executive Vice President of Strategic Planning and Development
Alain Uboldi	55,000	22,500
Chief Operating Officer

The stock option grants vest in five equal annual installments beginning on March 1, 2011 and have 10 year terms. The restricted stock units vest in two equal annual installments beginning on March 1, 2011. Stock representing the vested portion of the restricted stock units will be transferred to the executive within 90 days after the second anniversary of the date of grant, or, if earlier, within 90 days after the Company’s dismissal of the executive for “cause” or the executive’s quitting for “good reason,” as such terms are defined in his employment agreement.
The exercise price of each stock option is the closing price of our common stock on the date of grant. The Compensation Committee does not delegate to management or others its decisions regarding stock options granted to named executive officers. The Compensation Committee may or may not have non-public information on the date of grant but does not take such information into consideration in determining whether or not to grant options.
Retirement and Welfare Benefits
The named executive officers are eligible to participate in all of the Company’s normal retirement and welfare programs on the same terms as generally available to substantially all of our full-time employees. These include a 401(k) plan and matching contributions, health and disability insurance coverage, and group life insurance programs.
In addition to these standard retirement and welfare benefits, the Company provides certain additional savings and benefit programs available to our senior management, which we believe are in the best interest of our stockholders as they enable us to attract and retain high quality executives and help those executives maintain their focus on the business needs of the Company rather than their own personal financial considerations. These additional executive benefits include:
•	An Executive Deferred Compensation Plan, or the Executive Plan;

•	Management medical benefits; and

•	For the named executive officers tax filing assistance
The Executive Deferred Compensation Plan allows executive officers to elect to defer a portion of their salary and bonuses each year into a non-qualified deferred compensation account, which is an unsecured obligation of the Company to pay compensation at a later date. This allows the executives to receive a tax-deferred savings and appreciation to support their individual retirement needs. The plan also includes a feature that allows each senior executive to use deferred salary and bonuses to “fund” his own retirement benefit, payable as an annuity by the Company upon retirement. The annuity election added to the deferred compensation plan beginning in 2008 provides our senior executives with benefit opportunities similar to what they could receive under a more traditional defined benefit pension, but based on their own savings rather than being paid for by the Company. This executive-paid annuity option helps support executive retirement planning and provides an attractive, tax efficient savings vehicle consistent with our pay for performance approach to compensation.
The Compensation Committee has the discretion to change the floating crediting rate for deferrals under the Executive Plan on a prospective basis as of the beginning of any quarter except for deferrals allocated to the executive’s annuity payout option. For deferrals into the annuity option, the Compensation Committee has the discretion to set the floating rates for new deferrals at the time that the elections to defer are made, but cannot change the interest rate formula prospectively on these deferral amounts once an election is made. The rationale for this fixed-formula approach for the annuity election is that the deferral period for the annuity option is typically much longer than for other deferral elections, and senior executives will not be able to plan for a targeted amount of annuity payments in retirement if the Compensation Committee can change the rates of return at any time between now and a senior executive’s retirement.
For deferrals made in 2009, amounts deferred into the Executive Plan will be credited with a floating rate of interest tied to the yields on 30-year U.S. treasury bonds, plus five percentage points, compounded quarterly. In March 2010, the Compensation Committee approved a change in the rate to be the yield on 30-year U.S. Treasury Bonds, plus two percentage points, not to exceed 8% per annum, compounded quarterly.
Deferrals that were deducted from salaries and bonuses in 2004 and earlier years will not be subject to a floating rate going forward. Instead, each participating executive may select from a list of hypothetical investment funds among which deferred contributions shall be allocated. Although a participating executive’s deferred compensation will not be invested directly in the selected hypothetical investment funds (and will be an unsecured obligation of the Company), his deferral compensation account attributable to deferrals of salary and bonus in 2004 and earlier years shall be adjusted according to the performance of such funds.

Under our Executive Health Expense Plan, we reimburse certain deductible and copayment amounts for medical expenses that are covered under our group health plan. The Executive Health Expense Plan contains certain limitations on reimbursable amounts.
Executive Perquisites
Historically, we have allowed named executive officers and their families to use the corporate aircraft to attend Pinnacle meetings or other Pinnacle business events, but in general only when the aircraft is otherwise traveling for business purposes and there are empty seats. If a named executive officer recognized taxable income on such air travel, we made a cash payment to him to gross him up for the income tax liability. These “gross-up” payments are included in the “All Other Compensation” column in the Summary Compensation Table below.
In March 2010, the Company ceased using the corporate aircraft for travel by named executive officers of the Company. The Company provides other perquisites to the Company’s named executive officers, including payment of medical benefits that are not available to all of the Company’s employees and preparation of tax returns. During Mr. Giovenco’s service as Interim Chief Executive Officer, the Company provided him with temporary housing costs, car rental and paid for certain relocation costs.
Severance and Change in Control Payments
We have entered into employment agreements with each of our named executive officers which provide for severance payments with and without a change in control event. Specifically, if any Executive’s employment is terminated by us without “cause” or he terminates for “good reason,” as defined in the employment agreements, he will be entitled to certain severance payments, as described more fully below under “Employment Agreements and Other Change in Control Provisions.” If any Executive’s employment is terminated by us without “cause” or he terminates for “good reason” within 24 months of a “change in control,” as defined in the Employment Agreements, he will be entitled to severance including tax “gross-up” payments for any excise taxes payable under Section 4999 of the Code. Beginning in 2010, the Compensation Committee has determined to eliminate tax gross ups associated with a change-in-control on any future employment agreements. The employment agreement with Mr. Sanfilippo reflects this new policy and specifically does not include such a gross-up payment.
The Compensation Committee and our Board of Directors believe that the prospect of job loss with or without a change in control would likely result in our named executive officers facing personal uncertainties and distractions from how a change in control or other corporate change might affect them. The objective of providing pre-defined severance benefits is to allow the named executive officers to focus solely on the best interests of our stockholders in the event of a possible, threatened or pending change in control or other corporate change, and encourage them to remain with the Company during any transition period following a change in control or change in leadership. These severance agreements therefore serve as an important retention tool during any period of uncertainty to ensure that personal interests do not dilute our named executive officers’ focus on promoting stockholder value.
Other Considerations
Impact of Section 162(m)
Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to each of the company’s chief executive officer and the four other most highly compensated officers, except for compensation that is “performance based.” Our general intent is to provide compensation awards to our named executive officers so that most, if not all, awards will be deductible without limitation. However, we may make compensation awards that are not deductible if our best interests so require. In addition, in recent years, we have not had to pay income tax due to loss carry-forwards, tax depreciation (particularly from new properties) and financial leverage. We believe that our new properties and the financial leverage resulting from their construction will result in much of our cash flow from operations not being subject to current income taxation over the next few years, limiting the impact of Section 162(m) as it related to current compensation practices.

Summary Compensation Table
The following table sets forth the compensation paid to each of the Company’s named executive officers for the fiscal years ended December 31, 2009, 2008 and 2007. In March 2010, the Company appointed Anthony M. Sanfilippo as the President, Chief Executive Officer and as a director of the Company. Prior to Mr. Sanfilippo’s appointment, John V. Giovenco served as the Company’s Interim Chief Executive Officer from November 2009 to March 2010 and Daniel R. Lee served as the Company’s Chairman of the Board and Chief Executive Officer from April 2002 to November 2009. The Summary Compensation Table provides the compensation received by Mr. Giovenco in 2009 and Mr. Lee in 2009, 2008 and 2007.

						Non-Equity	Change in
						Incentive Plan	Nonqualified
						Compensation	Deferred
				Stock	Option	(Section 162(m)	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation)	Earnings	Compensation	Total
Position	Year	($) (a)	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($)
John V. Giovenco	2009	$223,982	$—	$10,000	$473,310	$—	$—	$12,769	$720,061
Interim Chief Executive Officer

Daniel R. Lee	2009	$865,385	$749,325	$—	$—	$—	$1,634	$2,849,920	$4,466,264
Former Chairman	2008	$1,000,000	$—	$—	$3,780,590	$600,000	$41,964	$36,631	$5,459,185
of the Board of	2007	$1,000,000	$—	$—	$—	$733,275	$34,511	$47,610	$1,815,396
Directors and Chief Executive Officer

Stephen H. Capp	2009	$500,000	$450,000	$—	$—	$—	$—	$7,245	$957,245
Executive Vice	2008	$500,000	$375,000	$—	$655,326	$—	$—	$7,468	$1,537,794
President and Chief	2007	$500,000	$475,000	$—	$—	$—	$—	$25,383	$1,000,383
Financial Officer

John A. Godfrey	2009	$425,000	$350,000	$—	$—	$—	$321	$8,211	$783,532
Executive Vice	2008	$425,000	$300,000	$—	$586,588	$—	$7,297	$6,669	$1,325,554
President, Secretary	2007	$425,000	$350,000	$—	$—	$—	$5,701	$24,524	$805,225
and General Counsel

Alain Uboldi	2009	$425,000	$300,000	$—	$—	$—	$94,548	$9,676	$829,224
Chief Operating	2008	$425,000	$330,000	$—	$586,588	$—	$63,474	$9,773	$1,414,835
Officer	2007	$425,000	$365,000	$—	$—	$—	$43,386	$10,773	$844,159

Carlos Ruisanchez(h)	2009	$425,000	$350,000	$—	$—	$—	$—	$6,582	$781,582
Executive Vice	2008	$141,550	$75,000	$—	$1,069,440	$—	$—	$642	$1,286,632
President of Strategic Planning and Development

(a)	Reflects amounts actually earned in 2009, 2008 and 2007. Mr. Giovenco served as one of the Company’s non-employee directors from January 1, 2009 through November 6, 2009 and earned $102,828 in director fees. On November 7, 2009, Mr. Giovenco was appointed as the Company’s Interim Chief Executive Officer and his salary established by the Board of Directors of the Company was $75,000 per month for his service as Interim Chief Executive Officer. From November 7, 2009 through December 31, 2009, Mr. Giovenco earned $121,154 for his service as Interim Chief Executive Officer. The total shown in the “Salary” reflects the gross amount that Mr. Giovenco earned as a director and Interim Chief Executive Officer during 2009. Mr. Ruisanchez joined the Company on August 1, 2008 and his annual salary is $425,000 per year and therefore, the “Salary” column shows a pro rata amount from August 1, 2008 through December 31, 2008.

(b)	Pursuant to Mr. Lee’s Separation Agreement with the Company, the Company agreed to pay Mr. Lee a partial bonus for the 2009 fiscal year of $749,325.

(c)	Prior to becoming the Interim Chief Executive Officer, Mr. Giovenco received $10,000 worth of phantom stock units on May 5, 2009 or 728 phantom stock units, which become payable in common stock following Mr. Giovenco’s cessation of service as a director for any reason. The value in this column represents the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718. For a discussion of valuation assumptions used in calculation of these amounts, see Note 6 to our audited financial statements included within our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. None of the other named executive officers received stock awards in 2009, 2008 or 2007.

(d)	We granted options to each of our named executive officers in 2008. We did not grant any options to our named executive officers in 2007 and 2009, except for Mr. Giovenco. Mr. Giovenco was granted 15,000 options on May 5, 2009 for his service as a non-employee director. After Mr. Giovenco’s appointment as Interim Chief Executive Officer, he was granted 50,000 options on November 24, 2009. The dollar values in this column are the grant date fair values computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions used in calculation of these amounts, see Note 6 to our audited financial statements included within our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(e)	The amount in this column for Mr. Lee includes the bonus that he earned based on achievement of pre-established performance targets in 2007 and 2008.

(f)	Amounts reflect the 2009, 2008 and 2007 above-market earnings for contributions into the Executive Deferred Compensation Plan.

(g)	For Mr. Giovenco, All Other Compensation in 2009 consisted of $9,700 for temporary housing costs, $1,128 for executive medical benefits, $1,482 for automobile rental fees and $459 in relocation costs. For Mr. Lee, All Other Compensation in 2009 includes a severance payment of $2,822,888, pursuant to the terms of his separation agreement with the Company. In addition, for Mr. Lee, All Other Compensation in 2009 includes $22,037 for a tax gross up related to use of the corporate aircraft and $2,399 for a tax gross up related to executive medical benefits. For Mr. Capp, All Other Compensation in 2009 includes $1,283 for a tax gross up related to use of the corporate aircraft, $1,196 for a tax gross up related to executive medical benefits. For Mr. Godfrey, All Other Compensation in 2009 includes $1,265 for a tax gross up related to executive medical benefits. For Mr. Uboldi, All Other Compensation in 2009 includes $229 for a tax gross up related to use of the corporate aircraft, $1,471 for a tax gross up related to executive medical benefits. For Mr. Ruisanchez, All Other Compensation in 2009 includes $657 for a tax gross up related to use of the corporate aircraft and $1,445 for a tax gross up related to executive medical benefits.

(h)	Mr. Ruisanchez entered into an employment agreement in August 2008.
Employment Agreements and Other Change in Control Provisions
Employment Agreement with Anthony M. Sanfilippo
On March 13, 2010, the Company entered into an Employment Agreement, effective as of March 14, 2010, with Anthony M. Sanfilippo, the Company’s new President and Chief Executive Officer (the “Employment Agreement”).
The Employment Agreement provides that Mr. Sanfilippo will earn an annual base salary of $840,000. Mr. Sanfilippo is also entitled to earn bonuses with respect to each year of the term up to not less than 150% of his annual salary with a targeted bonus of 100% of his annual salary based upon meeting performance targets developed by the Compensation Committee (the “Committee”) of the Board. The parties contemplate that the setting of the targets and goals and the payment of bonuses will be done in such a manner as to qualify such bonuses as “performance based” compensation under Section 162(m) of the Internal Revenue Code. In some circumstances, a portion of the annual bonus may be paid in restricted stock. Mr. Sanfilippo may also receive special bonuses in addition to his annual bonus eligibility at the discretion of the Board or the Compensation Committee. Mr. Sanfilippo shall not receive any compensation for services as a member of the Board.
The Employment Agreement provides for an initial term ending March 13, 2014; provided that commencing on November 14, 2013 and as of November 14 of each year thereafter (each a “Renewal Date”), the Employment Agreement will automatically renew for successive one-year periods, unless notice of non-renewal is provided in writing by either party at least one hundred and twenty days (120) days before the Renewal Date.
If Mr. Sanfilippo’s employment terminates for any reason other than dismissal for “cause” (as defined in the Employment Agreement), Mr. Sanfilippo would receive an annual bonus for the year of termination based on the actual financial results for the full year in which the termination occurred, prorated for the portion of the year before the termination.

If Mr. Sanfilippo’s employment is terminated by the Company without cause or by Mr. Sanfilippo for “good reason” (as defined in the Employment Agreement) other than within 18 months following a “change of control” (as defined in the Employment Agreement), Mr. Sanfilippo would be entitled to certain payments equal to 150% of the sum of his salary then in effect and the average annual bonus paid to Mr. Sanfilippo for the past three consecutive years (or such shorter period during which Mr. Sanfilippo is employed, with the bonus for any period of less than a full year being annualized). The salary component would be paid in monthly installments over 18 months, and the bonus component would be paid in two equal annual installments on the first and second anniversaries of the termination of employment. Mr. Sanfilippo would also be entitled to receive continuation of health benefits coverage for Mr. Sanfilippo and his dependents and disability insurance coverage for Mr. Sanfilippo for up to 18 months following termination.
If Mr. Sanfilippo’s employment is terminated by the Company without cause or he terminates for “good reason” on or within 18 months after a “change of control” (as such terms are defined in the Employment Agreement), Mr. Sanfilippo would be entitled to a lump sum payment of 150% of the sum of his salary then in effect and the average annual bonus paid to Mr. Sanfilippo for the past three consecutive years (or such shorter period during which Mr. Sanfilippo is employed, with the bonus for any period of less than a full year being annualized). Mr. Sanfilippo would also be entitled to receive continuation of health benefits coverage for Mr. Sanfilippo and his dependents and disability insurance coverage for Mr. Sanfilippo for up to 18 months following termination.
Any payment on account of termination of Mr. Sanfilippo which is deemed to be “deferred compensation” under Internal Revenue Code Section 409A will be delayed for six months after the termination of employment, except in the case of Mr. Sanfilippo’s death.
Certain non-competition, no-hire-away, and non-solicitation covenants apply to Mr. Sanfilippo for specified periods following the termination of his employment under certain circumstances.
Employment Agreements with Other Named Executive Officers
On October 6, 2006, we entered into employment agreements effective as of June 13, 2006, with each of: Stephen H. Capp, our Executive Vice President and Chief Financial Officer; John A. Godfrey, our Executive Vice President, General Counsel and Secretary; and Alain Uboldi, our Chief Operating Officer. On August 19, 2008, we entered into an employment agreement, effective as of August 1, 2008, with Carlos A. Ruisanchez, our Executive Vice President of Strategic Planning and Development.
On December 22, 2008, we entered into Amended and Restated Employment Agreements with Stephen H. Capp, John A. Godfrey, Alain Uboldi and Carlos Ruisanchez (collectively, the “Executives”) for the purpose of complying with the provisions of Internal Revenue Code Section 409A and addressing certain technical matters. The Amended and Restated Employment Agreements did not confer upon the Executives any material substantive rights that were not conferred under their prior employment agreements. We refer to these agreements collectively as the “Employment Agreements.”
Our Executives’ annual base salaries under their respective Employment Agreements, which are subject to increases from time to time in the sole discretion of our Compensation Committee, are:
•	$500,000 for Mr. Capp;

•	$425,000 for Mr. Godfrey;

•	$425,000 for Mr. Uboldi; and

•	$425,000 for Mr. Ruisanchez.
The Executives will be entitled to earn bonuses with respect to each year of the term, the amount of which will be determined in the sole discretion of the Compensation Committee, based on consultations with, and recommendations of, our Chief Executive Officer.
The Employment Agreements provide for an initial term of three years ending June 13, 2009 (August 1, 2011 in the case of Mr. Ruisanchez) and will automatically renew for successive one-year periods thereafter unless notice of non-renewal is provided in writing by either party at least 90 days before the end of the then-current term.

The Employment Agreements provide for severance payments with and without a change in control event. Specifically, if any Executive’s employment is terminated by us without “cause” or he terminates for “good reason,” as defined in the Employment Agreements, on or within 24 months following a “change of control,” as defined in the Employment Agreements, this is considered a “Change of Control Termination,” the terms of which are described below. If any Executive’s employment is terminated by us without cause or by the Executive for “good reason” prior to a “change of control” or after 24 months following a “change of control,” or if the Executive is terminated due to death or disability, this is considered a “Non-Change of Control Termination.” If an Executive’s employment is terminated by us without cause or by the Executive for “good reason” prior to a “change of control,” and a change of control occurs within six months thereafter, the Executive becomes entitled to receive the payments for a Change of Control Termination, offset by the Non-Change of Control benefits he has already received.
For a Non-Change of Control Termination, the Executive is entitled to certain payments including:
•	150% times the sum of the Executive’s salary then in effect and a bonus amount. The bonus amount is equal to the greater of: (i) the Executive’s bonus in the year prior to termination or (ii) the average of the annual bonuses paid to the Executive for the past three consecutive years, with certain deferred bonus amounts included in certain circumstances;

•	a pro rata bonus for the year of termination, based on the higher of the bonus for the year before the year of termination or the average of the bonuses for the three years, with certain deferred bonus amounts included in certain circumstances, before the year of termination;

•	accelerated vesting of the Executive’s outstanding stock options that would have become fully vesting during the 18 month period following the termination; and

•	continuation of health benefits coverage for the Executive and their dependents and disability insurance coverage for the Executive for specified periods following termination, which is generally, five years in the case of death or disability and 18 months otherwise.
For a Change-of-Control Termination, the Executive is entitled to:
•	receive an amount equal to two times his base salary plus two times the largest annual bonus paid to him during the three years preceding the “change of control”;

•	a pro rata annual bonus for the year of termination based on the higher of the bonus for the year before the year of termination or the average of the bonuses for the three years before the year of termination;

•	accelerated vesting of all outstanding stock options; and

•	continuation of health benefits coverage for the Executives and their dependents and disability insurance coverage for the Executive for specified periods following termination, which is generally five years.
All amounts payable under this severance benefit shall be paid in a lump sum within 30 days of termination. However, no payments under the Employment Agreements shall be made to any Executive at a time (i.e., within six months following termination) or in a form that would subject such Executive to a 409A Tax. If any payment would, because of its timing or form, subject any Executive to the 409A Tax, such payment shall instead be paid at the earliest time that it could be paid without subjecting the Executive to the 409A Tax, and shall be paid in a form that would not subject the Executive to the 409A Tax. We will place an amount in a “rabbi trust” with an independent trustee reasonably acceptable to the Executive equal to the Deferred Amount plus the simple interest at the prime rate that will accrue thereon.
If any such payment would subject the Executive to an excise tax under Section 4999 of the Code, he will generally be entitled to receive an additional tax gross-up payment from Pinnacle.
Certain non-competition, no-hire-away, and non-solicitation covenants apply to each Executive for specified periods following the termination of his employment under certain circumstances. In the event of a Non-Change of Control Termination, the covenant not to compete shall not apply. In the event of a Change of Control Termination, the covenant not to compete shall not apply and the term of the no-hire-away policy shall be limited to 6 months from the date of termination.

Other Change in Control Provisions
In addition to the Employment Agreements, our Executive Deferred Compensation Plan, or the Executive Plan, provides certain benefits upon a change in control. Effective January 1, 2008, we amended the Company’s Executive Plan to provide certain benefits and tax gross-ups upon a change in control for senior executives who elect to use deferrals of salary and bonuses to fund an annuity benefit under the Executive Plan. The amended provisions of the Executive Plan limit the cumulative payments that we would be obligated to make to the participants as a whole following a change in control under the Plan, as described more fully below under “Executive Deferred Compensation Plan”. Pursuant to the restricted stock agreements governing the grants of restricted stock to all of our named executive officers (other than Mr. Ruisanchez) in October 2006, in the event of a termination of such named executive officer’s employment for any reason, with or without cause, including as a result of death or disability, the shares of restricted stock shall vest or be terminated and canceled on the same basis as provided for unvested stock options in such named executive officer’s applicable employment agreement. If employment is terminated for cause, all of the shares of restricted stock of such named executive officer may be immediately terminated and canceled, in the Compensation Committee’s discretion.
Table Showing Benefits of a Termination due to Death or Disability
The following table sets forth the amounts payable under the employment agreements of each of the executive officers in the event of a termination due to death or disability. The amounts in the table assume that the termination took place on December 31, 2009. Information regarding Mr. Lee is not presented in the table below because he was no longer an executive officer at the end of the 2009 fiscal year. In addition, information regarding Mr. Giovenco is omitted from the table because he does not have an employment agreement with the Company. The closing price of Pinnacle Common Stock on such date was $8.98.

		Value of Options and
		Restricted Stock that	Value of
	Cash	Have Accelerated	Medical	Gross-Up
	Severance	Vesting	Continuation	Amount	Total
Name	($) (a)	($)	($) (b)	($)	($)
Stephen H. Capp	$1,875,000	$17,960	$139,225	$—	$2,032,185
John A. Godfrey	$1,512,500	$17,960	$139,225	$—	$1,669,685
Alain Uboldi	$1,466,667	$17,960	$139,225	$—	$1,623,852
Carlos Ruisanchez	$1,512,500	$—	$139,225	$—	$1,651,725

(a)	These amounts include cash severance payments mandated by each executive officer’s employment agreement.

(b)	These amounts are estimates based on a blended rate for the executive officers, which includes a base COBRA cost. The estimated amounts are given because of certain Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) privacy regulations and are expected to be close to the true rate for the individual.
Table Showing Benefits of a Termination Without Cause or by Good Reason other than in Connection with a Change in Control
The following table sets forth the amounts payable under the employment agreements of each of the executive officers named in the Summary Compensation Table in the event of a termination without cause or by the employee for good reason other than in connection with a change in control. Information regarding Mr. Lee is not presented in the table below because he was no longer an executive officer at the end of the 2009 fiscal year. The amounts in the table assume that the termination took place on December 31, 2009. In addition, information regarding Mr. Giovenco is omitted from the table because he does not have an employment agreement with the Company. The closing price of Pinnacle Common Stock on such date was $8.98.

		Value of Options and
		Restricted Stock that	Value of
	Cash	Have Accelerated	Medical	Gross-Up
	Severance	Vesting	Continuation	Amount	Total
Name	($) (a)	($)	($) (b)	($)	($)
Stephen H. Capp	$1,875,000	$17,960	$41,767	$—	$1,934,727
John A. Godfrey	$1,512,500	$17,960	$41,767	$—	$1,572,227
Alain Uboldi	$1,419,167	$17,960	$41,767	$—	$1,478,894
Carlos Ruisanchez	$1,512,500	$—	$41,767	$—	$1,554,267

(a)	These amounts include cash severance payments mandated by each executive officer’s employment agreement.

(b)	These amounts are estimates based on a blended rate for the executive officers, which includes a base COBRA cost. The estimated amounts are given because of certain HIPAA privacy regulations and are expected to be close to the true rate for the individual.

Table Showing Benefits of a Change in Control
The following table sets forth the amounts payable under the employment agreements of each of the executive officers in the event of a termination in connection with a change in control event and, where applicable, a second triggering event. The amounts in the table assume that the triggering event took place on December 31, 2009. Information regarding Mr. Lee is not presented in the table below because he was no longer an executive officer at the end of the 2009 fiscal year. In addition, information regarding Mr. Giovenco is omitted from the table because he does not have an employment agreement with the Company. The closing price of Pinnacle Common Stock on such date was $8.98.

			Value of Options and
		Purchase of	Restricted Stock that	Value of
	Cash	Annuity	Have Accelerated	Medical	Gross-Up
	Severance	Contract	Vesting	Continuation	Amount	Total
Name	($) (a)	($) (b)	($)	($) (c)	($) (d)	($)
Stephen H. Capp	$2,400,000	$—	$17,960	$139,225	$811,734	$3,368,919
John A. Godfrey	$1,900,000	$—	$17,960	$139,225	$648,496	$2,705,681
Alain Uboldi	$1,911,667	$(190,292)	$17,960	$139,225	$1,874,360	$3,752,920
Carlos Ruisanchez	$1,900,000	$—	$—	$139,225	$779,300	$2,818,525

(a)	These amounts include cash severance payments mandated by each executive officer’s employment agreement.

(b)	With respect to Mr. Uboldi, this amount represents the Company’s estimated incremental cost to purchase an annuity contract as described in “— Executive Deferred Compensation Plan” in excess of the executive’s account balance as of December 31, 2009. Mr. Uboldi’s account balance at December 31, 2009 exceeded the estimated cost of the purchasing the annuity. This is a function of Mr. Uboldi’s age, the estimated discount rate, and the estimated annuity purchase rate versus the annual amounts to be provided under the annuity.

(c)	These amounts are estimates based on a blended rate for the executive officers, which includes a base COBRA cost. The estimated amounts are given because of certain HIPAA privacy regulations and are expected to be close to the true rate for the individual.

(d)	For Mr. Uboldi, the gross-up amount related to the purchase of the annuity contract under the Executive Deferred Compensation Plan as of December 31, 2009 was $1,089,793. The remaining balance of the gross-up amount shown above related to the gross-up under executive officers’ employment agreements.
Executive Deferred Compensation Plan
In 2000, we adopted the Executive Deferred Compensation Plan, or the Executive Plan, which allows certain of our highly compensated employees to defer, on a pre-tax basis, a portion of their base annual salaries and bonuses. The Executive Plan is administered by a committee appointed by the Board of Directors, referred to as the Executive Plan’s committee, which at present is the Compensation Committee of the Board of Directors, and participation in the Executive Plan is limited to employees who are (i) determined by us to be includable within a select group of employees, (ii) subsequently chosen from the select group, and (iii) approved by the Compensation Committee.

We may terminate, amend or modify the Executive Plan with respect to its participating employees at any time, subject to certain limitations set forth in the Executive Plan. Effective December 27, 2004, we amended and restated the Executive Plan to comply with the provisions of Section 409A of the Internal Revenue Code (“Section 409A”), and to make certain other changes in the Executive Plan. Effective January 1, 2008, we again amended and restated the Executive Plan to change the interest rates credited on deferrals of salaries and bonuses, to add an optional annuity form of benefit for selected senior executives, and to comply with the final regulations under Section 409A.
Under the Executive Plan, a participating employee may elect in December of each year to defer up to 75% of his or her salary for the next year, and up to 90% of his or her bonus for the next year. Any such deferred compensation is credited to a deferral contribution account. A participating employee is at all times fully vested in his or her deferred contributions, as well as any appreciation or depreciation attributable thereto.
We do not make contributions to the Executive Plan for the benefit of employees. Amounts that a participating employee elected to defer under the Executive Plan for 2005, 2006, and 2007 were credited with interest at 3% per annum. However, if a participating employee died, became disabled, or retired, such participant’s benefits would be recalculated with an interest rate of 10% per annum. If employment terminated for any other reason, the Compensation Committee, in its sole discretion, could decide to use the 10% rate to determine the amount that should be credited to such participating employee’s account. The intent of such discretion by the Compensation Committee was to allow the Compensation Committee to distinguish between employees who may leave to pursue interests unrelated to the Company’s activities and employees who may leave to pursue activities that might be at odds with the Company’s interests, such as working for a competitor.
In 2007, however, the Compensation Committee determined, with the advice of independent compensation consultants, that the 3% or 10% interest rate structure had not helped us achieve our objectives of providing an attractive tax-deferred savings benefit to our executives and enhancing executive retention, but had merely discouraged participation in the Executive Plan. Accordingly, for 2008 and later periods, we amended the Executive Plan so that amounts deferred into the Executive Plan will be credited with a floating rate of interest of the average of the yields on 30-year U.S. treasury bonds, measured over the business days of the last month of the preceding quarter of the Executive Plan year, plus five percentage points, compounded quarterly. We believe that this rate will approximate our very long term borrowing costs for unsecured, subordinated and covenant-light obligations. The Compensation Committee has the discretion to change the crediting rate for deferrals under the Executive Plan on a prospective basis as of the beginning of any quarter, except for deferrals associated with the annuity payout option, for which the interest rates, including any floating rate formula, must be determined before any deferral elections are made and such interest rates cannot be changed thereafter. For deferrals made in 2009, amounts deferred into the Executive Plan will be credited with a floating rate of interest tied to the yields on 30-year U.S. treasury bonds, plus five percentage points, compounded quarterly. In March 2010, the Compensation Committee approved a change in the rate to be the yield on 30-year U.S. Treasury Bonds, plus two percentage points, not to exceed 8% per annum, compounded quarterly.
Distributions under the Executive Plan (other than the annuity benefit described below) are payable upon death, disability and upon the occurrence of a financial emergency, as defined in Section 409A. A participating employee will also receive distributions upon a change in control of the Company, to the extent permitted in Internal Revenue Service guidance under Section 409A. When making an election to defer salary and bonus, a participating employee can specify that the amounts deferred will be paid on certain dates at least two years after the amounts are deferred. Also, a participant will receive an immediate payment of his or her deferred amounts (other than deferred amounts used to fund the annuity benefit) with interest on a change in control of the Company.
We amended the Executive Plan, effective January 1, 2008, so that selected senior executives (not limited to named executive officers) could elect to use their deferred salary and bonuses to fund their own retirement annuity benefit. A designated senior executive may elect to have his or her deferral contributions to the Executive Plan contributed to an “Annuity Account” in the Executive Plan as “Annuity Deferral Contributions.” A designated senior executive will also be permitted to roll over his or her previously-deferred contributions for 2005, 2006 and 2007 to the Executive Plan into the Annuity Account. The Annuity Account will accrue interest at a floating rate equivalent to five percentage points over yield of 30-year U.S. treasury bonds, compounded and calculated quarterly. The Compensation Committee believes that this rate will approximate Pinnacle’s very long term borrowing costs for unsecured, subordinated and covenant-light obligations. The Compensation Committee may change the method for determining the floating interest rate, but any change in method will apply only to Annuity Deferral Contributions made in years after the change. At the designated executive’s 65th birthday, the executive’s Annuity Account balance will be used to pay an annuity, providing fixed monthly payments until the executive’s death, or, if a joint and survivorship feature applies, the later of the executive’s death or the death of the executive’s designated beneficiary. The amount of the fixed monthly payments is calculated based on the executive’s actuarial life expectancy (and, if applicable, the actuarial life expectancy of his designated beneficiary) and the rate of interest mentioned above. Therefore, if the executive lives beyond his or her actuarial life expectancy, the executive will essentially receive a higher return on his or her Actuarial Account balance as of his or her 65th birthday, but if the executive dies before reaching his or her actuarial life expectancy, the executive will receive a lower return and may not even receive his or her full account balance.

If the designated executive is married, the annuity beginning when the executive reaches age 65 will normally be paid in the form of a joint and survivor annuity with his or her spouse as beneficiary. In other words, the monthly payments would be computed based on the actuarial lives of both the designated executive and spouse and the payments would continue until the later death of the two individuals. If the executive is not married, the annuity will normally be paid in the form of a life annuity for his or her life. If a designated executive designates a beneficiary other than his or her spouse, the designation will require the approval of the Compensation Committee, and, if the executive is married, the approval of his or her spouse.
If a joint and survivor annuity form applies, and the designated executive dies before reaching age 65, the executive’s Annuity Account balance will be used to pay an annuity to his or her designated beneficiary beginning when the executive would otherwise have reached age 65. If the executive dies before reaching age 65 and the executive has no designated beneficiary, the executive’s Annuity Account balance will be payable to his or her estate in one lump sum.
As to amounts deferred prior to 2011 as part of the annuity program, on a change in control of the Company, the Company is required to purchase an annuity contract from a qualified annuity company that will give each designated executive an annuity providing the same after-tax benefits as the after-tax benefits the executive would have received from his or her Annuity Account if the change in control had not occurred. The interest rate for determining his or her benefits under the annuity contract will be the average of the floating rates in effect for the eight calendar quarters preceding the change in control. The purchase of such an annuity contract will accelerate the taxes that the executive would owe on benefits from the Annuity Account; the Company will pay such taxes on a “grossed-up” basis. Because the purchase of the annuity contract will be a taxable transaction (even though the Company will pay his taxes on the purchase on a “grossed-up” basis), the executive will have a tax basis in the annuity contract, so that a portion of each monthly annuity payment will be a tax-free return of basis to him. Therefore, the pre-tax monthly payments under the annuity contract will be less than the pre-tax monthly payments the executive would have received if no change in control had occurred, although the after-tax payments will be the same. The Company has eliminated this provision with respect to deferrals after 2010 into the annuity program. In the event of a change in control, such amounts deferred into the annuity program after 2010 will either continue to be deferred but placed into a “rabbi trust” or distributed to the participant in a lump sum, depending on the election made by the participant at the time of the deferral.
There are certain limits on the ability of a designated executive to make Annuity Deferral Contributions to the Annuity Account. The limits for 2008 are the lesser of (1) an amount equal to his 2006 bonus, (2) $500,000, and (3) an amount that would result in an annuity at age 65 greater than 50% of his “final average compensation” as computed in 2008. Limits (1) and (2) are not applicable to previously-deferred amounts for 2005, 2006 or 2007 that the designated executive elects to roll over into the Annuity Account. In addition, the Annuity Deferral Contributions for all designated executives in 2008 are limited so that, if a change in control occurred during 2008, the amount that the Company would be obligated to pay to purchase annuity contracts and to pay taxes on a “grossed-up” basis for all designated executives would not exceed the aggregate Annuity Account balances of all designated executives by more than $10,000,000. If the Annuity Deferral Contributions of all designated executives were to exceed this $10,000,000 limit, then the Annuity Deferral Contributions of all designated executives would be reduced ratably.
The Compensation Committee has reserved the right to alter the limits, participation and interest rate accruals in future periods as to future contributions.
The amended Executive Plan provided that a participant could elect during 2008 to have the non-annuity portion of his benefit distributed on January 15, 2009 or on any later January 15. During 2008, we further amended the Executive Plan to permit a participant to make this election with respect to the annuity portion of his benefit as well. Any participant who elected during 2008 to receive his benefit on January 15, 2009 was excluded from electing to defer salary and bonuses earned in 2009.

The provisions of the Executive Plan before its amendment effective January 1, 2005 will remain in effect for any deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, including, but not limited to the following provisions:
(a) For purposes of determining the rate of return credited on any deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, each participating employee may select from a list of hypothetical investment funds among which deferred contributions shall be allocated. Although a participating employee’s deferred compensation will not be invested directly in the selected hypothetical investment funds, his or her deferral compensation account shall be adjusted according to the performance of such funds. Although the fund investment alternatives under the Executive Plan are different from those under our 401(k) plan, we do not believe the participants in the Executive Plan are entitled to a preferential return on amounts deferred in relation to the return available to employees generally under the 401(k) plan. We are not obligated to acquire or hold any investment fund assets; and
(b) a participating employee may receive at any time 90% of his or her account balance attributable to deferrals that were deducted from salaries and bonuses in 2004 or in earlier years, subject to forfeiture of 10% of the account balance.
As with all non-qualified deferred compensation plans, a participating employee’s rights against us to receive the deferred amounts are limited to the rights of an unsecured general creditor. Our obligation to pay benefits under the Executive Plan, both before and after its amendment, is not backed by any security interest in our assets to assure payment of the deferred amounts.
Non-Qualified Deferred Compensation Table
The following table shows the deferred compensation activity for our named executive officers for the Executive Plan, except for Messrs. Giovenco, Capp and Ruisanchez who do not participate in the Executive Plan. All executive nonqualified and Pinnacle contributions to each plan are also included in current year compensation presented in the Summary Compensation Table.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
	in Last FY	in Last FY	Last FY	Distributions	Last FYE
Name	($) (a)	($)	($) (b)	($)	($) (c)
Daniel R. Lee	$—	$—	$3,587	$(1,145,027)	$—
John A. Godfrey	$—	$—	$11,388	$(225,086)	$189,575
Alain Uboldi	$68,654	$—	$345,206	$—	$2,863,326

(a)	With respect to Mr. Uboldi, all amounts shown in the “Executive Contributions in Last FY” are reported as compensation in the Company’s Summary Compensation Table.

(b)	The amounts shown in the column “Aggregate Earnings in Last FY” which are reported as compensation in the last fiscal year in the Company’s Summary Compensation Table are (1) $1,634 for Mr. Lee; (2) $321 for Mr. Godfrey; and (3) $94,548 for Mr. Uboldi.

(c)	The amounts shown in the column “Aggregate Balance at Last FYE” which were previously reported in previous years as compensation to the named executive officer in the Company’s Summary Compensation Table are (1) $0 for Mr. Lee who withdrew his entire balance in the Executive Plan in January 2009; (2) $7,297 and $5,701 for Mr. Godfrey for 2008 and 2007, respectively; and (3) $63,474 and $43,386 for Mr. Uboldi for 2008 and 2007, respectively.
2005 Equity and Performance Incentive Plan
We adopted our 2005 Equity and Performance Incentive Plan, or the 2005 Plan, in April 2005, and our stockholders approved the 2005 Plan at our annual meeting on May 3, 2005. On May 20, 2008, our stockholders approved an amendment to the 2005 Plan to increase the aggregate number of shares available for awards under the 2005 Plan from 3,000,000 to 4,750,000, and to reapprove the “performance based” compensation provisions of the 2005 Plan. In December 2008, our Board of Directors further amended the 2005 Plan to address certain technical matters, including compliance with Section 409A; the December 2008 amendment does not materially or substantively increase the benefits available under the 2005 Plan. The 2005 Plan is administered by our Compensation Committee. The Compensation Committee has broad discretion and power in operating the 2005 Plan, in determining which of our employees, directors, and consultants shall participate, and the terms of individual awards. If Proposal 2 is approved by the stockholders at the Annual Meeting, the aggregate number of shares available under the 2005 Plan as of March 15, 2010 would have been 2,740,220 (excluding any additional shares available under the 2005 Plan as a result of forfeiture, expiration or other termination of awards under prior plans and the Individual Arrangements (as defined in the 2005 Plan) after such date).

Awards under the 2005 Plan may consist of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, dividend equivalents or any combination of the foregoing.
The shares authorized under the 2005 Plan are governed by the following principles:
•	The 2005 Plan provides for an aggregate of up to 4,750,000 shares of Pinnacle Common Stock to be available for awards, plus the number of shares subject to awards granted under our prior stock plans and the Individual Arrangements that are forfeited, expire or are cancelled after the effective date of the 2005 Plan.

•	Any shares that are subject to awards other than options or stock appreciation rights (including shares delivered in settlement of dividend rights) shall be counted against this limit as 1.4 shares for every one share granted.

•	The aggregate number of shares available under the 2005 Plan and the number of shares subject to outstanding options and stock appreciation rights will be increased or decreased to reflect any changes in the outstanding Pinnacle Common Stock by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction.

•	If any shares subject to an award under the 2005 Plan are forfeited, expire, or are terminated without the issuance of shares, the shares shall again be available for award under the 2005 Plan.

•	As of March 15, 2010, 1,240,220 shares remained available for awards under the 2005 Plan (excluding any additional shares available under the 2005 Plan as a result of forfeiture, expiration or other termination of awards under prior plans and the Individual Arrangements after such date).
Under the 2005 Plan, no participant may be granted in any 12-month period:
•	options or stock appreciation rights with respect to more than 1,500,000 shares;

•	restricted stock, performance awards or other stock unit awards that are denominated in shares with respect to more than 750,000 shares; or

•	performance awards or stock unit awards that are valued by reference to cash or property having a maximum dollar value of more than $2,500,000 (excluding awards denominated by reference to a number of shares).
Under the 2005 Plan, the exercise price for an option or stock appreciation right cannot be less than 100% of the fair market value of the underlying shares on the grant date. The 2005 Plan does not permit the repricing of options or stock appreciation rights.
Performance awards under the 2005 Plan are awards that provide payments determined by the achievement of performance goals over a performance period. The Compensation Committee determines the relevant performance goals and the performance period. The performance goals will be based on the attainment of specified levels of, or growth of, one or any combination of (or a formula based on) modified calculations of certain specified factors. The eligible factors include: net sales; pretax income before or after allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the shares or any of our other publicly-traded securities; market share; gross profits; earnings before taxes; earnings before interest and taxes; EBITDA; an adjusted formula of EBITDA; economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of Pinnacle or any affiliate, division or business unit of Pinnacle for or within which the participant is primarily employed. Such performance goals also may be based solely by reference to our performance or the performance of an affiliate, division or business unit of Pinnacle, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. We intend that bonuses received by Mr. Sanfilippo, our new President and Chief Executive Officer, under his employment agreement will be performance awards under the 2005 Plan.

The 2005 Plan provides that it is not the only plan or arrangement under which we may compensate officers, and we reserve the right to pay bonuses or other compensation to our named executive officers in addition to their bonuses or other awards under the 2005 Plan.
Grant of Plan-Based Awards
The following table provides information regarding our grant of plan-based awards made in 2009. During 2009, John V. Giovenco was the only named executive officer to receive a grant of plan-based awards.

			All Other Option		Grant Date
		All Other Stock	Awards: Number	Exercise or	Fair Value of
		Awards: Number	of Securities	Base Price of	Stock and
		of Shares of Stock	Underlying	Option Awards	Option
Name (a)	Grant Date (b)	or Units (#)	Options (#)	($/Sh) (c)	Awards (d)
John V. Giovenco	05/05/2009	728	—	—	$10,000
	05/05/2009	—	15,000	$13.72	$132,750
	11/24/2009	—	50,000	$11.22	$340,560

(a)	Prior to becoming the Interim Chief Executive Officer, Mr. Giovenco received $10,000 worth of phantom stock units on May 5, 2009 or 728 phantom stock units, which become payable in common stock following Mr. Giovenco’s cessation of service as a director for any reason. Mr. Giovenco was granted 15,000 fully vested options on May 5, 2009 for his service as a non-employee director. After Mr. Giovenco’s appointment as Interim Chief Executive Officer, he was granted 50,000 fully vested options on November 24, 2009.

(b)	All of the grants of phantom stock units and options to Mr. Giovenco were made pursuant to the 2005 Plan.

(c)	The exercise price reflected in this column is the closing price of Pinnacle Common Stock on the date of grant.

(d)	The amounts shown in this column reflect the grant date fair value of each equity award computed in accordance with FASB Accounting Standards Codification Topic 718.
Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding outstanding equity award grants held at December 31, 2009 by each of the executive officers named in the Summary Compensation Table.

	Option Awards (a)					Stock Awards (b)
							Market
						Number of	Value of
	Number of	Number of				Shares or	Shares or
	Securities	Securities				Units of	Units of
	Underlying	Underlying		Option		Stock	Stock
	Unexercised	Unexercised		Exercise	Option	That Have	That Have
	Options (#)	Options (#)		Price	Expiration	Not Vested	Not Vested
Name	Exercisable	Unexercisable		($)	Date	(#)	($) (c)
John V. Giovenco	10,000	—		$5.01	2/19/2013
	10,000	—		$5.84	6/09/2013
	10,000	—		$11.70	5/03/2014
	10,000	—		$14.70	5/03/2015
	10,000	—		$28.48	5/10/2016
	15,000	—		$28.90	5/08/2017
	15,000	—		$14.68	5/20/2018
	15,000	—		$13.72	5/05/2019
	50,000	—		$11.22	11/24/2019

Stephen H. Capp	286,739	—		$6.05	1/11/2013
	80,000	20,000	(d)	$16.92	5/16/2015
	20,000	60,000	(e)	$14.68	5/20/2018
	5,000	15,000	(f)	$11.13	7/30/2018
						2,000	$17,960

	Option Awards (a)					Stock Awards (b)
							Market
						Number of	Value of
	Number of	Number of				Shares or	Shares or
	Securities	Securities				Units of	Units of
	Underlying	Underlying		Option		Stock	Stock
	Unexercised	Unexercised		Exercise	Option	That Have	That Have
	Options (#)	Options (#)		Price	Expiration	Not Vested	Not Vested
Name	Exercisable	Unexercisable		($)	Date	(#)	($) (c)
John A. Godfrey	250,000	—		$7.02	8/13/2012
	80,000	20,000	(d)	$16.92	5/16/2015
	17,500	52,500	(e)	$14.68	5/20/2018
	5,000	15,000	(f)	$11.13	7/30/2018
						2,000	$17,960

Alain Uboldi	15.000	—		$6.70	11/05/2011
	5,000	—		$5.95	1/29/2012
	30,000	—		$9.62	6/18/2012
	10,000	—		$6.75	8/14/2013
	80,000	20,000	(g)	$17.75	2/08/2015
	17,500	52,500	(e)	$14.68	5/20/2018
	5,000	15,000	(f)	$11.13	7/30/2018
						2,000	$17,960

Carlos Ruisanchez	50,000	150,000	(h)	$11.35	8/1/2018

Daniel R. Lee(i)	865,801	—		$8.45	11/07/2010
	600,000	—		$14.70	11/07/2010
	366,667	—		$14.68	11/07/2010

(a)	The option awards were granted pursuant to the Company’s 2005 Plan and the Company’s 2001 and 2002 stock option plans, as well as certain options granted outside of the stockholder approved plans (see the Equity Compensation Plan Information at Fiscal Year-End table below).

(b)	The stock awards consist of restricted stock granted on October 6, 2006 to Messrs. Capp, Godfrey and Uboldi in accordance with our 2005 Plan. The restricted stock granted in October 2006 vest in five equal annual installments on January 31. As of December 31, 2009, there were two remaining annual installments with respect to Messrs. Capp, Godfrey and Uboldi.

(c)	The market value of stock awards reported in this column was computed by multiplying $8.98, the closing market price of Pinnacle’s stock at December 31, 2009, by the number of shares of stock awarded.

(d)	Vesting dates are May 16, 2010.

(e)	Vesting dates are May 20, 2010, 2011 and 2012.

(f)	Vesting dates are July 30, 2010, 2011 and 2012.

(g)	Vesting dates are February 8, 2010.

(h)	Vesting dates are August 1, 2010, 2011 and 2012.

(i)	On November 7, 2009, certain of Mr. Lee’s outstanding stock options became fully vested and exercisable and any of Mr. Lee’s unvested stock options immediately terminated. In addition, all of Mr. Lee’s restricted stock immediately vested on November 7, 2009. All of Mr. Lee’s unexercised options shall terminate on November 7, 2010. Pursuant to an amendment to Mr. Lee’s separation agreement, Mr. Lee surrendered 483,333 options exercisable at $14.70 per share in February 2010.

Option Exercises and Stock Vested
The following table provides information regarding the vesting of phantom stock units and restricted stock during the fiscal year ended December 31, 2009. None of our named executive officers exercised options during the fiscal year ended December 31, 2009.

	Stock Awards
	Number of Shares
	Acquired on	Value Realized
	Vesting	on Vesting
Name (a)	(#)(b)(c)(d)	($)(b)(c)(d)
John V. Giovenco	728	$5,300
Stephen C. Capp	1,000	$6,780
John A. Godfrey	1,000	$6,780
Alain Uboldi	1,000	$6,780
Daniel R. Lee	9,000	$74,820

(a)	Carlos Ruisanchez does not hold any phantom stock units or restricted stock.

(b)	With respect to Mr. Giovenco, the value realized was determined by multiplying the number of shares of phantom stock granted to Mr. Giovenco by the closing price of Pinnacle Common Stock on the vesting date, May 5, 2009, which was $7.28.

(c)	With respect to Messrs. Capp, Godfrey, and Uboldi, the value realized was determined by multiplying the number of shares of stock by the closing price of Pinnacle Common Stock on the vesting date, January 31, 2009, which was $6.78.

(d)	With respect to Mr. Lee, 3,000 shares of restricted stock vested on January 31, 2009 and 6,000 shares of restricted stock vested on November 7, 2009. The value realized on the vesting date was determined by (1) multiplying 3,000 shares of stock by the closing price of Pinnacle’s Common Stock on January 31, 2009, which was $6.78 and (2) multiplying 6,000 shares of stock by the closing price of Pinnacle’s Common Stock on November 9, 2009, which was $9.08.
Equity Compensation Plan Information at Fiscal Year-End

					Number of securities
	Number of securities to be				remaining available for
	issued upon vesting of				future issuance under
	restricted stock awards		Weighted-average		equity compensation plans
	and exercise of		exercise price of		(excluding securities
	outstanding options,		outstanding options,		reflected in the first
Plan category	warrants and rights		warrants and rights		column)
Equity compensation plans approved by security holders
Restricted stock awards and stock options (a)	6,305,239	(b)	$15.06	(b)	2,114,487
Directors Plan	86,178	(c)	$13.46	(d)	64,041

Total	6,391,417		$15.03		2,178,528
Equity compensation plans not approved by security holders (e)	537,540		$9.14		—

Total	6,928,957		$14.58		2,178,528

(a)	Consists of:
•	shares of Pinnacle Common Stock to be issued upon the exercise of options granted pursuant to the Company’s 2005 Plan and the Company’s 1996, 2001 and 2002 stock option plans;

•	shares of Pinnacle Common Stock to be issued upon the exercise of options granted outside of our stock option plans to members of the Company’s management team and approved by our stockholders including 515,000 options granted to Mr. Lee in 2002; and

•	shares of Pinnacle Common Stock to be issued upon the vesting of restricted stock awards pursuant to the Company’s 2005 Plan.

The restricted stock awards and stock options have a weighted average remaining contractual life of 4.95 years as of December 31, 2009.

(b)	Includes 8,000 shares of restricted stock, 11,272 phantom stock units, and 6,285,967 options as of December 31, 2009.

(c)	Consists of shares of Pinnacle Common Stock credited to directors’ deferred compensation accounts to be issued pursuant to the Directors Plan, described under “Director Compensation—Amended and Restated Directors Deferred Compensation Plan” above. All such shares are fully vested and payable upon cessation of service as a director.

(d)	Based on the purchase price of the shares credited to the directors’ deferred compensation accounts under the Directors Plan.

(e)	Consists of 250,801 shares of Pinnacle Common Stock issuable upon the exercise of options granted to Daniel R. Lee in 2002, 86,739 shares of Pinnacle Common Stock issuable upon the exercise of options granted to Stephen H. Capp in 2003 and 200,000 shares of Pinnacle Common Stock issuable upon the exercise of options granted to Carlos Ruisanchez in 2008. The options granted to Messrs. Lee, Capp and Ruisanchez in 2002, 2003 and 2008, respectively, were granted to each such executive officer in connection with his original retention by the Company.

The exercise price of the options referenced above granted to Mr. Lee is $8.45. The options expire on November 7, 2010, pursuant to his separation agreement with the Company.

The exercise price of the options referenced above granted to Mr. Capp is $6.05. The options expire on January 11, 2013, subject to certain termination events as governed by the grant of options and Mr. Capp’s Employment Agreement.

The exercise price of the options referenced above granted to Mr. Ruisanchez is $11.35 and the options vested over a four-year period. The options expire on August 1, 2018, subject to certain termination events as governed by the grant of options and Mr. Ruisanchez’s Employment Agreement.
Upon the approval of the 2005 Plan at the 2005 Annual Meeting, we canceled the 1996, 2001 and 2002 Stock Option Plans (the “Prior Plans”), so that no further grants or awards will be made under the Prior Plans. However, any shares subject to awards under the Prior Plans which are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, are authorized for issuance under the 2005 Plan. In addition, grants and awards made under the Prior Plans before their cancellation will continue in effect. The stock option grants to Messrs. Capp and Lee described in footnotes (a) and (e) above, also continue in effect, and such shares will be authorized for issuance under the 2005 Plan in the event of forfeiture, expiration or termination without issuance of shares. If Proposal 2 is approved by the stockholders, then the stock option grants to Mr. Ruisanchez described in footnote (e) above also continue in effect and such shares will be authorized for issuance under the 2005 Plan in the event of forfeiture, expiration or termination without issuance of shares.
Compensation Committee Report
The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.

Compensation Committee

Lynn P. Reitnouer (Chairman)
James L. Martineau

PROPOSAL 2
APPROVAL OF AN AMENDMENT TO 2005 EQUITY AND PERFORMANCE INCENTIVE PLAN
(Item No. 2 on WHITE Proxy Card)
Background
In 2005, the Board of Directors adopted and the stockholders approved the Company’s 2005 Equity and Performance Incentive Plan (the “2005 Plan”). The original 2005 Plan authorized for issuance up to an aggregate of 3,000,000 shares of Pinnacle Common Stock, plus any shares subject to awards granted under the Prior Plans and Individual Arrangements (as such terms are defined in the 2005 Plan) which are forfeited, expire or otherwise terminate without the issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, on or after the effective date of the 2005 Plan. In 2008, the Board of Directors adopted and the stockholders approved an amendment to the 2005 Plan to increase the number of shares that may be issued upon exercise of awards granted under the 2005 Plan by 1,750,000 and to increase the maximum number of awards under the 2005 Plan that may be issued as incentive stock options from 3,000,000 to 4,750,000 shares. As of March 15, 2010, 1,240,220 shares remained available for future grants of awards under the 2005 Plan (excluding any additional shares available under the 2005 Plan as a result of future forfeiture, expiration or other termination of awards under the Prior Plans and Individual Arrangements after such date). Accordingly, the Board of Directors has determined that it is in the best interests of the Company to increase the number of shares that may be issued upon exercise of awards granted under the 2005 Plan by 1,500,000 and to increase the maximum number of awards under the 2005 Plan that may be issued as incentive stock options from 4,750,000 to 6,250,000 shares.
Proposal
The terms of the 2005 Plan, assuming that the stockholders approve this Proposal 2, are described below under “Summary of the 2005 Plan.” The 2005 Plan is attached in this Proxy Statement as Appendix B and reflects the proposed amendment to the 2005 Plan. The proposed amendment to the 2005 Plan would increase the number of shares of Pinnacle Common Stock that may be issued under the 2005 Plan by 1,500,000, would increase the maximum number of awards under the 2005 Plan that may be issued as incentive stock options from 4,750,000 to 6,250,000 shares.
The Board of Directors believes that the proposed amendment to the 2005 Plan with respect to the increase in shares is necessary to ensure that the Company maintains the ability in the future to continue to attract and retain highly qualified officers and other employees by providing adequate incentives through the issuance of stock awards. As of March 15, 2010, 1,240,220 shares remained available for future grants of awards under the 2005 Plan (excluding any additional shares available under the 2005 Plan as a result of future forfeiture, expiration or other termination of awards under the Prior Plans and Individual Arrangements after such date). The amendment to the 2005 Plan is therefore necessary to ensure that enough shares will be available for the issuance of stock awards so as to incentivize and retain key employees of the Company, which can assist in maximizing the full potential of stockholder value.
Accordingly, stockholders are requested to approve the amendment to the 2005 Plan to increase by 1,500,000 the maximum number of shares of Pinnacle Common Stock that may be issued or subject to awards under the 2005 Plan, to increase the maximum number of awards under the 2005 Plan that may be issued as incentive stock options from 4,750,000 to 6,250,000 shares. As part of the increase of the maximum number of shares of Pinnacle Common Stock that may be issued under the 2005 Plan, the amendment will expand the definition of “Individual Arrangements” to include the non-plan option grants to Carlos Ruisanchez on August 1, 2008 and to Anthony Sanfilippo on March 14, 2010, which covered 200,000 shares and 650,000 shares, respectively. Thus, if the non-plan options of Messrs. Ruisanchez or Sanfilippo are forfeited, expire or are terminated without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, the shares covered by those options shall be available for awards under the 2005 Plan.
Required Vote
Affirmative votes representing a majority of the votes cast “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal in person or by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal, provided that the total votes cast on the proposal represent more than 50% of all shares entitled to vote on the proposal. According to NYSE rules, a vote to “ABSTAIN” on the proposal will be considered as a vote cast with respect to such matter, and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the proposal, unless the votes otherwise cast constitute less than over 50% of all shares entitled to vote on the proposal.
New Plan Benefits
For 2010, the dollar value of awards under the 2005 Plan are not currently determinable because such amounts are dependent on the Company’s future performance and future grants which have not yet been determined.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2005 EQUITY AND PERFORMANCE INCENTIVE PLAN.
Purpose of the 2005 Plan
The Board of Directors believes that the 2005 Plan as proposed to be amended is necessary to ensure that the Company maintains the ability in the future to continue to attract and retain highly qualified officers and other employees by providing adequate incentives through the issuance of stock options, stock appreciation rights, restricted stock, other stock unit awards and performance awards. The 2005 Plan as proposed to be amended will also permit the award of other stock unit awards or performance awards payable in cash or shares, or the award of restricted stock with restrictions lapsing on the attainment of performance goals, to certain executive officers of the Company which will qualify as “performance based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed below.

Status of Prior Plans and Individual Arrangements
Upon the approval of the 2005 Plan at the 2005 Annual Meeting, the Company canceled the Prior Plans, so that no further grants or awards will be made under the Prior Plans. However, grants and awards made under the Prior Plans before their cancellation continue to be in effect. In addition, the Individual Arrangements granted to Messrs. Sanfilippo, Ruisanchez, Capp and Lee concurrently with their hiring in 2010, 2008, 2003 and 2002, respectively, continue to be in effect.
Summary of the 2005 Plan
The following is a summary of the key provisions of the 2005 Plan, assuming that stockholders approve this Proposal 2. This summary does not purport to be a complete description of all the provisions of the 2005 Plan, and it is qualified in its entirety by reference to the full text of the 2005 Plan. A copy of the 2005 Plan is attached as Appendix B to this Proxy Statement. Any stockholder who desires to obtain a copy of the 2005 Plan may do so by written request to the Secretary of the Company, at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169.
Shares Subject to the 2005 Plan
Up to an aggregate of 6,250,000 (assuming that this Proposal 2 is approved by the stockholders) shares of Pinnacle Common Stock, plus any shares subject to awards granted under the Prior Plans and Individual Arrangements which are forfeited, expire or otherwise terminate without issuance of Shares, or are settled for cash or otherwise do not result in the issuance of Shares, on or after the effective date of the 2005 Plan, are authorized for issuance under the 2005 Plan. However, the maximum number of awards under the 2005 Plan that may be issued as ISOs (as defined below) will be 6,250,000 shares (assuming that this Proposal 2 is approved by the stockholders). Any shares that are subject to awards of options or stock appreciation rights shall be counted against this limit as one share for every one share granted. Any shares that are subject to awards other than options or stock appreciation rights (including shares delivered on the settlement of dividend equivalents) shall be counted against this limit as 1.4 shares for every one share granted. The aggregate number of shares available under the 2005 Plan and the number of shares subject to outstanding options will be increased or decreased to reflect any changes in the outstanding Pinnacle Common Stock by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split or similar transaction.
If any shares subject to an award under the 2005 Plan or to an award under the Prior Plans or Individual Arrangements are forfeited, expire or are terminated without issuance of such shares, or are settled for cash or otherwise do not result in the issuance of such shares, the shares shall again be available for awards under the 2005 Plan. Any shares that again become available for grant shall be added back as one share if such shares were subject to options or stock appreciation rights granted under the 2005 Plan or options or stock appreciation rights granted under the Prior Plans or Individual Arrangements, and as 1.4 shares if such shares were subject to awards other than options or stock appreciation rights granted under the 2005 Plan. Shares which are received or withheld by the Company to satisfy tax liabilities arising from the grant or exercise of an option or award, or as a result of the use of shares to pay the option price, shall not again be available to awards under the 2005 Plan.
In assessing compensation and establishing the Company’s equity and performance based plans, the Compensation Committee will take into account measures used within the industry that it finds to be in the best interests of the Company. The Compensation Committee will also consider guidance regarding compensation that is or becomes available from stockholder rights organizations and similar external sources.
Eligibility and Participation
All employees (including officers), directors, and consultants of the Company or any subsidiary are eligible for selection to receive awards under the 2005 Plan, subject to the following restrictions: (1) no ISO may be granted to any person who, at the time of grant, is not an employee of the Company or any subsidiary, and (2) no participant may be granted options or stock appreciation rights during any 12-month period with respect to more than 1,500,000 shares, (3) no participant may be granted restricted stock, performance awards and/or other stock unit awards that are denominated in shares in any 12-month period with respect to more than 750,000 shares, and (4) the maximum dollar value payable to any participant in any 12-month period with respect to performance awards and/or other stock unit awards that are valued with reference to cash or property other than shares is $2,500,000 (excluding awards denominated by reference to a number of shares). The share limitations set forth above are subject to adjustment in the event of a reorganization, spin-off, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction during any fiscal year of the Company or portion thereof. If an option or stock appreciation right expires or terminates for any reason without having been exercised in full, or if any award is cancelled, the unpurchased shares subject to that expired or terminated option or stock appreciation right or cancelled award continue to be counted against the maximum number of shares for which options or stock appreciation rights or other awards may be granted to a participant during a 12-month period. Subject to such limitations, an individual who has been granted an option or stock appreciation right or other award may, if such individual is otherwise eligible, be granted additional options or stock appreciation rights or other awards as the Compensation Committee may determine.

Administration of the 2005 Plan
The 2005 Plan shall be administered by the Compensation Committee of the Board of Directors consisting of two or more directors of the Company who are both (a) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and (b) “outside directors” within the meaning of Section 162(m) of the Code. The Compensation Committee has extremely broad discretion and power in interpreting and operating the 2005 Plan and in determining the employees, directors and consultants who shall be participants, and the terms of individual options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, and dividend equivalents. To the extent permitted by applicable law, the Compensation Committee may delegate to one or more directors or officers the authority to grant awards to employees or officers who are not directors, “covered employees” whose compensation is subject to the limits of Section 162(m) of the Code, or officers subject to the short-swing rules of Section 16 of the Exchange Act. For a description of the limitation on deductibility under Section 162(m) of the Code for compensation paid to certain executive officers, see “—Federal Income Tax Matters—$1,000,000 Limit on Deductible Compensation.”
Types of Awards
Awards under the 2005 Plan may consist of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards or dividend equivalents. The nature of each type of award is discussed below. Each award will be made by an award agreement whose form and content shall be determined by the Compensation Committee in its discretion, consistent with the provisions of the 2005 Plan. The terms of award agreements for a particular type of award need not be uniform.
Type of Options
Two types of options may be granted under the 2005 Plan: options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Code, and options not so qualified for favorable federal income tax treatment (“NSOs”).
Stock Appreciation Rights
The Compensation Committee, in its discretion, may also issue stock appreciation rights to employees, consultants and directors of the Company. A stock appreciation right is a right to receive a payment based on the increase in the fair market value of a share after the date of grant. The Compensation Committee may determine, in its discretion, that a stock appreciation right will be paid out in cash or in shares on its exercise. The number of shares that may be issued on the exercise of a stock appreciation right shall be determined by dividing: (a) the total number of shares as to which the stock appreciation right is exercised, multiplied by the amount by which the fair market value of one share on the exercise date exceeds the fair market value of one share on the date of grant of the stock appreciation right, by (b) the fair market value of one share on the exercise date; provided, however, that fractional shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing shares on the exercise of a stock appreciation right, the Compensation Committee may in its sole discretion elect to pay the cash value of such shares. The Compensation Committee will not, however, take any action regarding a stock appreciation right, or otherwise under the 2005 Plan, that could subject a participant to a penalty tax under Section 409A of the Code.
Restricted Stock
The Compensation Committee, in its discretion, may also grant awards of restricted stock to participants. Restricted stock shall be shares granted or sold to a participant that are subject to vesting restrictions based on continued employment or attainment of performance goals.
Other Stock Unit Awards
The Compensation Committee, in its discretion, may grant other stock unit awards, which are awards valued in whole or part by reference to, or otherwise based on, shares. Other stock unit awards shall be subject to such conditions and restrictions as may be determined by the Compensation Committee, and may be payable in the form of cash or shares.

Performance Awards and Code Section 162(m) Provisions
The Compensation Committee, in its discretion, may issue performance awards to participants, the payment of which will be determined by the achievement of performance goals over a performance period. Upon the grant of a performance award, the Compensation Committee shall determine the relevant performance goals and the performance period. The performance based award provisions of the 2005 Plan permit the Company to grant performance awards to executive officers of the Company whose compensation is subject to the deductibility limit of Section 162(m) of the Code that will qualify as “performance based” compensation and that will thus be deductible without regard to the deductibility limit. Similarly, these provisions of the 2005 Plan permit the Company to provide that the vesting of restricted stock, and the vesting or payment of any other stock unit award, granted to such an executive officer will be subject to the achievement of the objective performance goals over a performance period, and thus satisfy the requirements to be “performance based” compensation which is deductible without regard to the deductibility limit. The Compensation Committee may also grant awards that are not “performance based,” and that will be subject to the deductibility limit of Section 162(m), if it determines that such awards are in the best interests of the Company.
The performance goals shall be based on the attainment of specified levels, or growth, of one or any combination of the following: net sales; pretax income before allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; reductions in costs; and/or return on invested capital of the Company or any affiliate, division or business unit of the Company for or within which the participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Unless the Committee determines otherwise when it sets the performance goals, objective adjustments shall be made to any of the foregoing measures for items that will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that may occur during the performance period. Also, unless the Committee determines otherwise when it sets the performance goals, the performance goals shall be applied by excluding the impact of (a) restructurings, discontinued operations, and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required or recommended by generally accepted accounting principles.
The performance period shall be determined by the Compensation Committee, but shall not be shorter than six months nor longer than five years.
Performance awards will generally be paid only after the end of the relevant performance period, and may be paid in cash, shares, other property, or any combination thereof, in the sole discretion of the Compensation Committee at the time of payment.
In the case of any performance awards, restricted stock, or other stock unit awards that are intended to constitute “performance based” compensation, the performance goals and other terms and conditions of the award will be set by the Compensation Committee within the time prescribed by Section 162(m) and the regulations thereunder. If the performance period is 12 months or longer, such performance goals must be set by the Compensation Committee within the first 90 days of the performance period.
The Compensation Committee may adjust downward, but not upward, the amount payable to any executive officer of the Company under any award that is intended to constitute “performance based” compensation under Section 162(m). The Compensation Committee may not waive the achievement of the applicable performance goals under Section 162(m), except in the case of death or disability of the participant, or the occurrence of a change in control of the Company.
Before the vesting, payment, settlement or lapsing of any restrictions with respect to any award that is intended to constitute “performance based” compensation under Section 162(m), the Compensation Committee shall certify in writing that the applicable performance criteria have been achieved to the extent necessary for such award to qualify as “performance based” compensation within the meaning of Section 162(m).
The Compensation Committee shall have the power to impose such other restrictions on awards intended to constitute “performance based” compensation as it may deem necessary or appropriate to ensure that such awards satisfy all requirements to constitute “performance based” compensation within the meaning of Section 162(m), or which are not inconsistent with such requirements.

Unless affirmative votes representing a majority of the votes cast under applicable law or rules approve the continuation of the “performance based” compensation provisions of the 2005 Plan at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the later of i) effective date of the 2005 Plan or ii) the then most recent re-approval of the “performance based” compensation provisions of the 2005 Plan, no awards other than stock options or stock appreciation rights shall be made under the 2005 Plan following the date of such meeting to executive officers of the Company whose compensation is subject to the deduction limit of Section 162(m). Under currently applicable law or rules, to be duly constituted, a majority of the shares of capital stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the continuation of the “performance based” compensation provisions of the 2005 Plan. The stockholders of the Company approved the continuation of the “performance based” compensation provisions of the 2005 Plan at the 2008 Annual Meeting.
Dividend Equivalents
The Compensation Committee, in its sole discretion, may determine that a participant who receives an award will also be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on shares (“dividend equivalents”) with respect to the number of shares covered by the award. The Compensation Committee may also provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested. In the event of a recapitalization, reorganization, spin-off, reclassification, stock dividend, stock split, reverse stock split or similar transaction, the Compensation Committee may, in its discretion, make an appropriate adjustment to dividend equivalents.
Option and Other Award Price
The purchase price for shares covered by each option shall not be less than 100% of the fair market value of such shares on the date of grant, but if an ISO is granted to a 10% stockholder of the Company or its subsidiaries (measured by ownership of voting power), the purchase price of an ISO shall not be less than 110% of the fair market value of such shares on the date of grant. The base price for a stock appreciation right shall not be less than 100% of the fair market value of shares as of the date of grant. The Compensation Committee, in its discretion, may determine the purchase price, if any, for restricted stock, other stock unit awards, and performance awards.
Exercisability of Options and Stock Appreciation Rights; Vesting of Restricted Stock and Other Awards
The Compensation Committee shall determine when and under what conditions any option or stock appreciation right shall become exercisable and when restricted stock, other stock unit awards, and performance awards shall become vested. However, there is a limit on the number of options that become exercisable for the first time in any year that can be ISOs. In any year, the options that become exercisable for the first time can be treated as ISOs only to the extent that the aggregate fair market value of shares of Pinnacle Common Stock (with such fair market value determined as of the date of grant of the options) covered by the options does not exceed $100,000. Any options that first become exercisable in the year in excess of this limit shall be treated as NSOs. The purchase price of shares on the exercise of an option shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the approval of the Compensation Committee and subject to applicable law, by the delivery of shares of Pinnacle Common Stock already owned by the participant, through a “broker’s” exercise involving the immediate sale or pledge of shares with a value sufficient to pay the exercise price, or by any other method permitted by applicable law. The Compensation Committee shall determine, in its discretion, the form of any payment for restricted stock, other stock unit awards, and performance shares.
Duration of Options and Stock Appreciation Rights
Each option or stock appreciation right shall expire on the date specified by the Compensation Committee, but not later than 10 years from the date of grant. ISOs granted to 10% stockholders of the Company (measured by ownership of voting power) shall expire not later than five years from the date of grant.
No Repricing
The Compensation Committee has no authority to reprice any option, to reduce the base price of any stock appreciation right, or cancel any option when the fair market value of shares is less than the option’s exercise price per share.

Termination of Employment; Death or Disability
If a participant ceases to be employed by the Company or any of its subsidiaries for any reason other than termination for cause, death or permanent disability, the participant’s options that were vested and exercisable shall remain exercisable until the end of the original term or for a maximum period of 90 days after the termination of employment, whichever is earlier (unless otherwise determined by the Compensation Committee in an individual option agreement or otherwise). If a participant dies or becomes permanently disabled, the participant’s options that were vested and exercisable shall be exercisable for the remainder of their original term or for 36 months after the date of death or permanent disability, whichever is earlier (unless otherwise determined by the Compensation Committee in an individual award agreement or otherwise). Options that were not vested and exercisable at the date of termination, death, or permanent disability shall revert to the Plan, unless the Compensation Committee determines otherwise. The Compensation Committee may determine that the unexercisable portion of the option will become exercisable at the times and on the terms determined by the Compensation Committee. After a participant’s death, options may be exercised by the person or persons to whom the participant’s rights pass by will or the laws of descent and distribution. Unless the Compensation Committee determines otherwise in its discretion, similar rules shall apply to stock appreciation rights. The treatment of each award of restricted stock, other stock unit award, or performance award on the termination of employment, death, or disability of the participant shall be determined by the Compensation Committee in its discretion. If a participant’s employment is terminated for cause, all of his or her awards may be immediately terminated and canceled, in the Compensation Committee’s discretion.
Certain Corporate Transactions
Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company or other change of control events specified in the 2005 Plan, the Compensation Committee may, in its sole discretion, do one or more of the following: (i) shorten the period during which options and stock appreciation rights are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the participants); (ii) accelerate any vesting schedule to which an option, stock appreciation right, restricted stock, other stock unit award or performance award is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the restricted stock, other stock unit awards, stock appreciation rights or options or grant replacement options or stock appreciation rights with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise; (iv) cancel options upon payment to the participants in cash of an amount that is the equivalent of the excess of the fair market value of the Pinnacle Common Stock (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the option to the extent the options are vested and exercisable, and cancel stock appreciation rights by paying the value thereof; or (v) make any other modification or adjustment that the Compensation Committee deems appropriate and fair in its discretion. The Compensation Committee may also provide for one or more of the foregoing alternatives in any particular award agreement.
Rights as a Stockholder
The recipient of an option or stock appreciation right will have no rights as a stockholder with respect to shares of Pinnacle Common Stock covered by an option or stock appreciation right until the date such recipient becomes a holder of record of such shares, unless the Compensation Committee, in its discretion, elects to grant the participant dividend equivalent rights in connection with such option or stock appreciation right. The recipient of restricted stock or of an other stock unit award will generally have all the rights of a stockholder with respect to the shares of Pinnacle Common Stock issued pursuant to such award, including the right to vote such shares, but any dividends and distributions with respect to such shares will generally be subject to the same vesting restrictions, if any, as the underlying shares.
Assignability of Options, Stock Appreciation Rights and Other Awards
An ISO granted under the 2005 Plan shall, by its terms, be non-transferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the participant’s lifetime only by him or her. Any award issued under the 2005 Plan other than an ISO shall be nontransferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, except as the Compensation Committee may determine in its discretion. With the consent of the Compensation Committee, an award under the 2005 Plan other than an ISO may be assigned, in whole or in part, during the participant’s lifetime by gift to one or more members of the participant’s immediate family or to a trust for their benefit.
Duration, Termination and Amendment of the 2005 Plan
The 2005 Plan became effective on the date of its adoption by the Board on April 1, 2005. The 2005 Plan shall continue in effect for 10 years thereafter. The Board of Directors, however, may suspend or terminate the 2005 Plan at any time. However, unless affirmative votes representing a majority of the votes cast under applicable law or rules approve the continuation of the “performance based” compensation provisions of the 2005 Plan at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the later of i) effective date of the 2005 Plan or ii) the then most recent re-approval of the “performance based” compensation provisions of the 2005 Plan, no awards other than options or stock appreciation rights shall be made under the 2005 Plan following the date of such meeting to executive officers of the Company whose compensation is subject to the deduction limit of Section 162(m). Under currently applicable rules, to be duly constituted, a majority of the shares of capital stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the continuation of the “performance based” compensation provisions of the 2005 Plan. The stockholders of the Company approved the continuation of the “performance based” compensation provisions of the 2005 Plan at the 2008 Annual Meeting. The suspension or termination of the 2005 Plan will generally not affect the validity of any option, stock appreciation right, restricted stock, other stock unit award, performance award or dividend equivalent outstanding on the date of termination.

The Board of Directors may also amend the 2005 Plan at any time, except that the Board of Directors will not amend the 2005 Plan in a way which violates Rule 16b-3 of the Exchange Act. The Board of Directors will not amend the 2005 Plan without obtaining stockholder approval to (a) increase the number of shares that may be the subject of awards under the 2005 Plan, (b) expand the types of awards available under the 2005 Plan, (c) materially expand the class of persons eligible to participate in the 2005 Plan, (d) amend any provision prohibiting the Compensation Committee from repricing options or taking similar action, (e) increase the maximum permissible term of any option, (f) amend the limits on grants of awards to any participant during a 12-month period, or (g) make any modification that requires stockholder approval under applicable law. Furthermore, no amendment of the 2005 Plan shall amend or impair any rights or obligations under any award theretofore granted under the 2005 Plan without the written consent of the holder of the affected award.
Federal Income Tax Matters
The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2005 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed above. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS OR HER TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OR HER OF THE 2005 PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.
The 2005 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Code.
Non-Qualified Stock Options
Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the participant. If the shares of Pinnacle Common Stock received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the participant equal to the excess of the fair market value of the shares at the time of exercise over the option price. The participant’s tax basis in the shares will be equal to the option price plus the amount of ordinary income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the participant will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. At the time of recognition of ordinary income by the participant upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized ordinary income.
If the shares received on the exercise of an NSO are subject to restrictions on transfer or risk of forfeiture (e.g., a vesting condition), different rules will apply, and the tax consequences will depend on whether the participant makes an election under Section 83(b) of the Code within 30 days after exercise of the option. If the participant does not make a Section 83(b) election, the participant will recognize ordinary income when the shares vest in an amount equal to the excess of the fair market value on the date of vesting over the exercise price. In that case, the participant’s basis in the shares will be the fair market value of the shares on the date of vesting, and the participant’s holding period will begin on the date of vesting. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after vesting. The Company will be allowed a deduction for federal income tax purposes when the shares vest equal to the amount of ordinary income the participant recognizes.
On the other hand, if the participant makes a Section 83(b) election, the participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value on the date of exercise over the exercise price. The Company will be allowed a deduction for federal income tax purposes on the date of exercise equal to the amount of ordinary income he or she recognizes. The participant’s basis in the shares will generally begin on the date of exercise, and the participant’s basis in the shares will generally be the option price increased by the amount of ordinary income the participant recognized at the time of exercise. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after exercise. However, if the participant later forfeits the shares, the participant will recognize a capital loss equal to excess (if any) of the option price over any amount the participant receives from the Company on the forfeiture. In other words, if a participant makes the Section 83(b) election and thereby recognizes ordinary income on the date of exercise, the participant will receive no corresponding deduction or loss if the participant later forfeits the shares for the amount of ordinary income the participant recognized.

Incentive Stock Options
The federal income tax consequences associated with ISOs are generally more favorable to the participant and less favorable to the Company than those associated with NSOs. Under current federal income tax law, the grant of an ISO does not result in income to the participant or in a deduction for the Company at the time of the grant. Generally, the exercise of an ISO will not result in income for the participant if the participant does not dispose of the shares within two years after the date of grant or within one year after the date of exercise. If these requirements are met, the basis of the shares of Pinnacle Common Stock upon a later disposition will be the option price, any gain on the later disposition will be taxed to the participant as long-term capital gain, and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the participant to be subject to the alternative minimum tax, thereby in effect depriving the participant of the tax benefits of ISO treatment. If the participant disposes of the shares before the expiration of either of the holding periods described above (a “Disqualifying Disposition”), the participant will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the participant’s holding period for the shares.
Stock Appreciation Rights
A participant holding a stock appreciation right will recognize ordinary income on the exercise of the stock appreciation right equal to the amount of cash or the fair market value of the shares he or she receives on the exercise. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.
Other Awards
The taxation of an award other than an option or a stock appreciation right depends on whether or not it consists of restricted stock (i.e., stock subject to a vesting restriction based on continued employment or attainment of performance goals). If any other stock unit award or a performance award does not consist of restricted stock, and is not settled in restricted stock, the participant will recognize ordinary income on the receipt of cash or shares equal to the amount of cash, or the excess of the fair market value of the shares over the amount (if any) that the participant pays for the shares. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.
In general, no taxable income will be recognized by a participant at the time restricted stock is granted. Generally, on the date the restricted stock becomes vested, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date the shares vest and the purchase price, and the Company will receive a tax deduction for the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of vesting as either short-term or long-term capital gain or loss, depending on how long the shares have been held.
Alternatively, a participant may elect to make an election under Section 83(b) of the Code with respect to unvested shares. If a participant makes a Section 83(b) election with the Internal Revenue Service within 30 days from the date of grant, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of grant and the purchase price, and the Company will receive a tax deduction for the same amount. If the participant makes a timely Section 83(b) election, the participant will not recognize ordinary income when the shares vest. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held. If the participant forfeits unvested shares, the participant will recognize a capital loss equal to the excess (if any) of the purchase price over any amount the participant receives from the Company on the forfeiture. Generally, if the participant makes a Section 83(b) election, and thereby recognizes ordinary income on the date of grant, the participant will receive no corresponding deduction or loss for the amount of ordinary income the participant recognized if the participant later forfeits any unvested shares.

$1,000,000 Limit on Deductible Non-Performance Based Compensation
Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to “performance based” compensation, as defined in Section 162(m). Compensation is performance based compensation if (i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the Board of Directors of directors consisting of “outside directors”; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the stockholders in a separate vote; and (iv) the compensation committee certifies that the performance goals have been satisfied. The Company believes that, since the stockholders have approved the 2005 Plan, the stock options and stock appreciation rights granted thereunder will satisfy the requirements to be treated as performance based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code. As discussed above, the performance based award provisions of the 2005 Plan permit the Company to grant performance awards to executive officers of the Company whose compensation is subject to the deductibility limit of Section 162(m) of the Code that will qualify as “performance based” compensation, and to provide that the vesting of restricted stock, and the vesting or payment of any other stock unit award, granted to such an executive officer will be subject to the achievement of the objective performance goals over a performance period, and thus satisfy the requirements to be “performance based” compensation. The Compensation Committee may also grant awards that are not “performance based,” and that will be subject to the deductibility limit of Section 162(m), if it determines that such awards are in the best interests of the Company.
Excess Parachute Payments
Under Section 4999 of the Code, certain officers, stockholders, or highly-compensated individuals (“Disqualified Individuals”) will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain “excess parachute payments” which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any “excess parachute payments.” The cash out or acceleration of the vesting of stock options, stock appreciation rights, restricted stock, other stock unit awards or performance awards upon a change of control may cause the holders of such stock options, stock appreciation rights, restricted stock, other stock unit awards and performance awards who are Disqualified Individuals to recognize certain amounts as “excess parachute payments” on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.
Section 409A Considerations
Section 409A of the Code imposes certain additional taxes on an employee or service provider who receives “deferred compensation” that does not comply with the requirements of Section 409A. The Company believes that stock options, stock appreciation rights, and restricted stock granted under the 2005 Plan will not constitute “deferred compensation” within the meaning of Section 409A. The Company also believes that other awards under the 2005 Plan that are payable within a limited period of time after vesting will not constitute “deferred compensation” within the meaning of Section 409A. The Company intends that awards under the 2005 Plan that constitute “deferred compensation” within the meaning of Section 409A will have terms that conform with the requirements of Section 409A, so that persons who receive such awards will not be subject to additional taxes under Section 409A.
Special Rules; Withholding of Taxes
Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Pinnacle Common Stock which he or she already owns, or through a “broker’s exercise.”
The Company may take whatever steps the Compensation Committee deems appropriate to comply with any applicable withholding tax obligation in connection with the exercise of an option or stock appreciation right or the grant or vesting of restricted stock, other stock unit awards, or performance awards, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Compensation Committee may, in its discretion, authorize “cashless withholding.”

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Item No. 3 on WHITE Proxy Card)
The Audit Committee has appointed Ernst & Young LLP to audit the Company’s consolidated financial statements for the 2010 fiscal year and to audit the Company’s effectiveness of internal control over financial reporting as of December 31, 2010. This appointment is being presented to stockholders for ratification at the Annual Meeting. Stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors is not required by the Company’s Restated Bylaws or otherwise. The Company is submitting the appointment of Ernst & Young LLP to stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.
Change in Accountants
On May 15, 2009, the Audit Committee of the Board of Directors of Pinnacle Entertainment, Inc. engaged Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2009 fiscal year. During the years ended December 31, 2008 and 2007, and the subsequent interim period through May 15, 2009, neither the Company nor anyone on its behalf has consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements (consequently, no written report to the Company or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue); or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
In March 2009, the Audit Committee of the Board of Directors engaged Deloitte & Touche LLP to be the Company’s independent auditors for the 2009 fiscal year. In April 2009, the Audit Committee of the Board of Directors determined that it was in the best interests of the Company to request proposals from nationally recognized accounting firms, including Deloitte & Touche LLP, to audit the financial statements for the 2009 fiscal year. On April 24, 2009, Deloitte & Touche LLP notified the Company that it would resign as the Company’s principal independent public accounting firm upon the filing of the Company’s quarterly report on Form 10-Q for the period ended March 31, 2009, which was filed with the SEC on May 11, 2009. Deloitte & Touche LLP’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.
During the years ended December 31, 2008 and 2007, and the subsequent interim period through May 11, 2009, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years.
None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2008 and 2007 or during the subsequent interim period through May 11, 2009.
The Company provided Deloitte & Touche LLP with a copy of this disclosure and requested that Deloitte & Touche LLP furnish it with letters addressed to the Securities and Exchange Commission stating whether or not Deloitte & Touche LLP agrees with the above statements. A copy of such letters dated April 30, 2009 and May 12, 2009 from Deloitte & Touche LLP are filed as Exhibit 16.1 to our Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 30, 2009 and May 13, 2009, respectively.

Required Vote
The action of the Audit Committee in appointing of Ernst & Young LLP as the Company’s independent auditors for the 2010 fiscal year will be ratified upon the approval by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2010 FISCAL YEAR.
Audit and Related Fees
Fees Paid to Independent Auditors
Deloitte & Touche LLP served as our independent auditor for the fiscal year ended December 31, 2008 and reviewed the financial statements included in our Quarterly Report on Form 10-Q for the quarter ending March 31, 2009. Ernst & Young LLP was appointed to serve as our independent auditor for the fiscal year ending December 31, 2009 and to review the financial statements included in our Quarterly Reports on Form 10-Q beginning with the quarter ending June 30, 2009. The following table sets forth the fees billed to us for professional audit services rendered by Deloitte & Touche LLP and Ernst & Young LLP for the years ended December 31, 2008, and December 31, 2009.

Fee Category	2009	2008
Audit Fees	$1,438,797	$2,019,500
Audit-Related Fees	—	—
Tax Fees	427,810	664,212
All Other Fees	—	—

Total All Fees	$1,866,607	$2,683,712

Audit Fees
Audit fees for 2009 and 2008 relate to professional services rendered by Ernst & Young LLP and Deloitte & Touche LLP in connection with reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, certain procedures in connection with registration statements and prospectus supplements and other offering documents, and the audit of the Company’s financial statements and effectiveness of internal control over financial reporting (as required by the Sarbanes-Oxley Act). The amount shown above in the table is the aggregate amount of Audit Fees billed by Deloitte & Touche LLP and Ernst & Young LLP in 2009. In 2009, Deloitte & Touche LLP charged us $293,169 in Audit Fees and Ernst & Young LLP charged us $1,145,628 in Audit fees.
Audit-Related Fees
Except as described above, Ernst & Young LLP and Deloitte & Touche LLP did not bill any fees for, or provide to the Company, any assurance or related services (such as employee benefit plan audits, internal control reviews, attest services that are not required by statute or regulation) rendered in 2009 or 2008 that are reasonably related to the performance of the audit or review of the Company’s financial statements.
Tax Fees
Fees billed for 2009 and 2008 relate to tax compliance and tax advice and planning services rendered by Deloitte & Touche LLP. Ernst & Young LLP did not bill the Company for any Tax Fees in 2009.
All Other Fees
Except as described above, Ernst & Young LLP and Deloitte & Touche LLP did not bill the Company for any fees for, or deliver or render to the Company, any other products or services in 2009 or 2008.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has adopted formal policies and procedures with regard to the approval of all professional services provided to the Company by Ernst & Young LLP and Deloitte & Touche LLP. All of the fees described in the table above were pre-approved by the Audit Committee in 2009. The Audit Committee pre-approves services either by: (1) approving a request from management describing a specific project at a specific fee or rate, or (2) by pre-approving certain types of services that would comprise the fees within each of the above categories at usual and customary rates. The percentage of hours expended to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than Ernst & Young LLP’s full time, permanent employees was 0%.
Audit Committee Report
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2009, and the notes thereto.
Review with Management
Management is responsible for preparing the Company’s financial statements and the reporting process, including the system of internal control. The Audit Committee, in its oversight role, has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2009 and the notes thereto.
Review and Discussions with Independent Accountants
The Audit Committee has discussed with Ernst & Young LLP (“E&Y”), the Company’s independent auditors, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;
The Audit Committee has received the written disclosures and the letter from E&Y required by applicable requirements of the Public Company Accounting Oversight Board regarding E&Y’s communications with the Audit Committee concerning independence, and has discussed with E&Y its independence from the Company.
Conclusion
Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.
SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
Ellis Landau
Michael Ornest
Bruce A. Leslie
Stephen C. Comer

STOCKHOLDER PROPOSAL
Background of Stockholder Proposal
On February 2, 2010, the American Federation of Labor & Congress of Industrial Organizations (the “AFL-CIO” or “Union”), record holder of 600 shares of the Company’s common stock, submitted a letter to the Company advising the Company that it intended to present four non-binding resolutions at the Annual Meeting. These proposals generally dealt with (1) requiring the Chairman of the Board to be an independent director and precluding present or former executive officers of the Company from serving as the Chairman of the Board; (2) adopting a majority voting standard in the uncontested election of directors; (3) requiring advisory stockholder votes as to certain compensation matters; and (4) barring the use of tax gross-up payments for senior executives and directors.
On March 22, 2010, the AFL-CIO filed a preliminary proxy statement which contained each of the four proposals noted above. On March 29, 2010, the Company’s Board, after having determined that it was in the best interest of the Company and its stockholders to do so, adopted Bylaw amendments providing that neither the current Chief Executive Officer nor any other current employee of the Company can serve as the Chairman of the Board and providing for a majority voting standard in the uncontested election of directors as described in this Proxy Statement. In addition, on March 29, 2010, the Compensation Committee of the Company’s Board adopted a policy that the Company will not provide its senior executives or directors with any gross-up payments, except for gross-ups provided pursuant to a plan, policy or arrangement applicable to management employees of the Company, including, but not limited to, relocation or expatriate tax equalization policies or similar payments. This gross-up policy will not effect any existing contractual obligation or the terms of any compensation or benefit plan currently in effect. The Board believes that these actions place the Company in the forefront of good corporate governance practice and implement in whole or in substantial part three of the four original union proposals.
On April 7, 2010, counsel to the AFL-CIO notified the Company’s counsel that in light of the Company’s corporate governance changes, the Union was withdrawing three of its four proposals dealing with independent chairman of the Board, majority voting standard in uncontested director elections and the prohibition against tax gross-up payments. On April 8, 2010, the AFL-CIO filed a revised preliminary proxy statement which withdrew the three proposals mentioned above, but retained the proposal requiring advisory stockholder votes as to certain compensation matters (the “Union Proposal”). Other than described above, there were no material contacts between the Company and the Union regarding the proposals.
Board Recommendation and General Information
The Board believes that it is premature to adopt a policy respecting advisory votes on compensation matters since the Board believes that both the U.S. Congress and the Securities and Exchange Commission are considering rules in that regard that would apply to all public companies. Further, the Board believes that a simple advisory vote, as called for by the Union Proposal, would be vague and difficult to interpret, providing little to no insight as to the stockholders’ viewpoints regarding specific elements of the Company’s compensation practices.
As a result, the Board believes that the Union Proposal is not in the best interests of the Company and its stockholders. Accordingly, the Board recommends a vote AGAINST the Union Proposal, if such Proposal is properly introduced by the Union at the Annual Meeting. Proxies received by the Company will be voted AGAINST the Union Proposal unless the stockholder specifies otherwise in the proxy. If the Union does not properly introduce the Union Proposal at the Annual Meeting, such proposal will not be considered at the Annual Meeting and any WHITE proxy cards marked with respect to such proposal will not be voted on such proposal at the Annual Meeting.
The Union Proposal would require the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” the proposal in order to be approved. Abstentions and broker non-votes will have no effect on the outcome of the vote on the Union Proposal.

PROPOSAL 4
Stockholder Proposal — Advisory Vote on Executive Compensation (Item No. 4 on WHITE Proxy Card)
Stockholder Resolution
The Union has submitted the following proposal:
“RESOLVED: The stockholders of Pinnacle Entertainment, Inc. (the “Company”) recommend that the Board of Directors adopt a policy requiring that the proxy statement include a proposal, submitted and supported by the Board of Directors, seeking an advisory vote of shareholders to ratify and approve the report of the Compensation Committee and the executive compensation policies and practices described in the Company’s Compensation Discussion and Analysis.”
Board of Directors’ Recommendation—The Board of Directors recommends that the stockholders vote AGAINST this proposal for the following reasons:
The Board and the Compensation Committee takes its roles in establishing the Company’s policies and practices for the compensation of its executive officers very seriously, and this approach is reflected in great detail in the sections of this Proxy Statement entitled “Corporate Governance” and “Compensation Discussion and Analysis” (CD&A). Decisions regarding executive compensation require an exceptional amount of time, expert advice and detailed understanding of the Company. The Compensation Committee, which is comprised entirely of independent directors, reviews the Company’s executive compensation program on an annual basis. As part of its review, the Compensation Committee engages in a detailed review and assessment of external market data and the performance of the Company and its executive officers. This assessment is performed in order to provide a total compensation arrangement that enables the Company to attract, incentivize and retain the key executive talent needed to achieve the Company’s business objectives and link executive compensation to improvements in the Company’s performance. The Compensation Committee also retains an independent compensation consulting firm to assist in the development and review of the Company’s compensation practices, including advising with respect to trends in executive compensation, determination of pay programs, assessment of competitive pay levels and mix (e.g., proportion of fixed pay to incentive pay, proportion of annual cash pay to long-term incentive pay), setting compensation levels for executive officers and, with respect to executive officers and directors, selection of appropriate peer group companies. The Board believes that the Compensation Committee provides experienced, effective, independent oversight of the Company’s executive compensation practices and is in the best position to determine the proper structure of these practices consistent with the Company’s goals and objectives and its ultimate goal of maximizing long-term stockholder value.
Also, an advisory vote of the type called for in the proposal is not an effective way to communicate stockholder opinions regarding executive compensation. The proposal calls for an advisory vote on the report of the Compensation Committee, which covers the entirety of the Company’s executive compensation practices, and the CD&A, which contains a detailed discussion of all of the Company’s executive compensation policies, practices and philosophies. A simple “up or down” advisory vote would give the Compensation Committee little or no insight into what aspects of the Company’s programs should be addressed or how to address them. A vote against ratification, for example, could mean that stockholders (or some stockholders) do not approve of the amount of compensation paid to a particular executive officer, or believe that bonuses were too high (or too low), or prefer that executives receive more (or less) of their compensation in the form of equity awards as opposed to cash. The proposed advisory vote would leave the Board and the Compensation Committee to guess at the particular concerns of the stockholders and how to improve the compensation program.
The Board and the Compensation Committee believe that the best and most constructive means stockholders have of expressing concerns regarding executive compensation, or any other aspect of the Company’s business, is through direct communication with the Board or any of its committees. See the section entitled “Communications with Directors” appearing on page 8 of this Proxy Statement for instructions on how stockholders can communicate with the Compensation Committee or the Board. These forms of addressing stockholder concerns regarding executive compensation, particularly direct communication by stockholders with the Board or the Compensation Committee, are more effective and efficient than the proposed advisory vote.
We have demonstrated that, when stockholders express dissatisfaction with a particular practice with respect to executive compensation, we can evaluate it and address those concerns. For example, we have recently eliminated tax gross-up payments in many of our compensation arrangements and we recently adopted a policy to eliminate such payments.
Finally, an advisory vote on executive compensation is already the subject of pending legislative and regulatory review and should be implemented, if at all, on a uniform basis for all public companies, as is the case in the United Kingdom, rather than on a company-by-company basis. The adoption of an advisory vote by the Company in advance of legislative or regulatory action applicable to all public companies would create uncertainty among executives as to the year to year continuity of the various elements of the Company’s executive compensation program. This, in turn, would be a competitive disadvantage in attracting and retaining the highly qualified leaders critical to the long-term success of the Company and the creation of stockholder value.
The Board of Directors therefore recommends a vote AGAINST this stockholder proposal.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals submitted for inclusion in the Company’s proxy statement and proxy card for the next annual meeting would have to be received by the Secretary of the Company no later than December 15, 2010 if the next annual meeting were held on or near May 11, 2011. In the event that the Company elects to hold its next annual meeting more than 30 days before or after the anniversary of this Annual Meeting, such stockholder proposals would have to be received by the Company a reasonable time before the Company begins to print and send its proxy materials. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company’s proxy statement.
Under the Company’s Restated Bylaws, stockholders who wish to present proposals for action, or to nominate directors (other than proposals to be included in the Company’s proxy statement and form of proxy card pursuant to Rule 14a-8 under the Exchange Act), at the next annual meeting of stockholders of the Company (that is, the next annual meeting following the Annual Meeting to which this Proxy Statement relates) must give written notice thereof to the Secretary of the Company at the address set forth on the cover page of this Proxy Statement in accordance with the then current provisions of the Company’s Restated Bylaws. The Bylaws currently require that such notice be given not more than 120 days nor less than 90 days prior to the first anniversary of this year’s Annual Meeting (i.e., no earlier than January 11, 2011 and no later than February 10, 2011). If, however, the Company advances the date of the next annual meeting by more than 30 days or delays such date by more than 60 days, notice by the stockholder must be given not later than the later of (i) 90 days in advance of such annual meeting or, (ii) the tenth day following the first public announcement of the date of such meeting by the Company. Stockholder notices must contain the information required by Section 2 of Article I of the Company’s Restated Bylaws. If the Company does not have notice of a matter to come before the next annual meeting by February 10, 2011 (or, in the event the next annual meeting is held more than 30 days before or 60 days after the anniversary of this Annual Meeting, then by the date described above relating to such delay or advance in the meeting date), the Company’s proxy for such meeting will confer discretionary authority to vote on such matter.
ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K AND OTHER MATTERS
The Company’s Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Compensation Committee Report,” and “The Audit Committee Report” and the Company-operated websites referenced in this Proxy Statement shall not be deemed filed with the SEC or subject to Regulations 14A or 14C or to the liabilities of the Section 18 of the Exchange Act, and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT TO STOCKHOLDERS FOR 2009 AND ITS ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES AND EXHIBITS, FILED WITH THE SEC FOR FISCAL YEAR 2009 TO ANY BENEFICIAL OWNER OF PINNACLE COMMON STOCK AS OF THE RECORD DATE UPON WRITTEN REQUEST TO PINNACLE ENTERTAINMENT, INC., 3800 HOWARD HUGHES PARKWAY, LAS VEGAS, NV 89169, ATTENTION: JOHN A. GODFREY, LEGAL DEPARTMENT.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2010: This Proxy Statement and the accompanying Annual Report are available at www.proxyvote.com.

Appendix A
Pinnacle Entertainment, Inc.
Categorical Director Independence Standards
The Board of Directors (the “Board”) of Pinnacle Entertainment, Inc. (“Pinnacle”) has adopted these Categorical Director Independence Standards to assist the Board in making determinations of director independence in accordance with the rules of the New York Stock Exchange (the “NYSE”).
The Board will assess the independence of each director on an annual basis prior to approving director nominees for inclusion in the proxy statement for Pinnacle’s annual meeting of stockholders. If a director is appointed to the Board between annual meetings, the Board will assess the director’s independence at the time of such appointment. Directors must notify the Board promptly of any change in circumstances that might be perceived as putting the director’s independence at issue. If so notified, the Board will reevaluate the director’s independence as soon as practicable.
Under these standards, a director will be deemed independent for purposes of service on the Board only if:
(1) the director does not have any relationship described in NYSE Rule 303A.02(b), as such rule may be amended from time to time;
(2) in the event the director has a relationship that exceeds the limits described below, the Board determines in its judgment, after consideration of all relevant facts and circumstances, that the relationship is not material; and
(3) the Board reviews all commercial, banking, consulting, legal, accounting, charitable, familial and other relationships the director has with Pinnacle that are not of a type described below, and determines in its judgment, after consideration of all relevant facts and circumstances, that the relationship is not material.
The fact that a particular relationship or transaction is required to be disclosed in the annual proxy statement under the rules of the Securities and Exchange Commission (the “SEC”) will not be dispositive for purposes of determining whether the relationship or transaction is material. If the Board determines that a relationship described in section (2) or (3) above is not material, the basis for that determination will be explained in Pinnacle’s annual proxy statement, as required by NYSE Rule 303A.02(a), as such rule may be amended from time to time.
A director shall be deemed not to have a material relationship with Pinnacle if the director satisfies each of the Categorical Standards listed below.
1. No Material Employment with Pinnacle. The director is not, and has not within the past three years been, an employee of Pinnacle, and no immediate family member of the director is, or within the past three years has been, an executive officer of Pinnacle.
2. No Material Direct Compensation from Pinnacle. Neither the director nor an immediate family member of the director has received more than $120,000 during any twelve-month period within the past three years in direct compensation from Pinnacle. In calculating such compensation, the following will be excluded: (a) director and committee fees and pension or other forms of deferred compensation for prior service to Pinnacle (provided that such deferred compensation is not contingent in any way on continued service for Pinnacle); and (b) compensation paid to an immediate family member of the director for service as an employee of Pinnacle (other than as an executive officer).
3. No Material Affiliation with Pinnacle’s Auditor. (A) The director is not a current partner nor a current employee of a firm that is Pinnacle’s internal or external auditor; (B) the director has no immediate family member who is a current partner of a firm that is Pinnacle’s internal or external auditor; (C) the director has no immediate family member who is a current employee of a firm that is Pinnacle’s internal or external auditor and personally works on Pinnacle’s audit; and (D) neither the director nor an immediate family member of the director was, within the last three years (but is no longer), a partner or employee of a firm that is Pinnacle’s internal or external auditor and personally worked on Pinnacle’s audit within that time.

A-1

4. No Interlocking Directorates. Neither the director, nor an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of Pinnacle’s present executive officers at the same time serves or served on that company’s compensation committee.
5. No Material Relationship Involving Company in Business Dealings with Pinnacle. The director is not a current executive officer, employee or significant equityholder of, and no immediate family member of the director is a current executive officer of, another company that has made payments to, or has received payments from, Pinnacle for property or services (other than those arising solely from investments in Pinnacle’s securities) in an amount which in any of the last three fiscal years exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.
6. No Material Relationship Involving Law Firm or Investment Banking Firm Providing Services to Pinnacle. The director is not a current partner or associate of, or of counsel, to, or an employee of, and no immediate family member of the director is a current managing partner or executive officer of, a law firm or investment banking firm providing service to Pinnacle, wherein the fees paid to such firm by Pinnacle during any fiscal year in each of such firm’s three preceding fiscal years exceeded the greater of $1 million or 2% of such firm’s consolidated gross revenues.
7. No Material Relationship Involving Tax-Exempt or Other Charitable Organizations to which Pinnacle Contributes. Neither the director nor an immediate family member of the director is currently an executive officer or director of a tax-exempt or other charitable entity to which Pinnacle has made contributions for the most recently completed fiscal year representing more than the greater of $1 million or 2% of such organization’s annual consolidated gross revenues.
8. No Material Indebtedness Relationship. Neither the director nor an immediate family member of the director is currently an executive officer of another company which is indebted to Pinnacle or to which Pinnacle is indebted, where the total amount of either Pinnacle’s or the other company’s indebtedness exceeds 5% of the consolidated assets of the indebted company.
9. No Material Relationship with a Company in which Pinnacle has Equity Ownership. Neither the director nor an immediate family member of the director is currently an executive officer or director of another company in which Pinnacle owns an equity interest greater than 10% of the total equity of such other company.
10. No Material Relationship as a Holder of Debt Securities of Pinnacle. Neither the director nor an immediate family member of the director holds debt securities of Pinnacle in an aggregate principal amount exceeding the greater of $1 million or 2% of such director’s or immediate family member’s net worth.
Direct or indirect ownership of even a significant amount of Pinnacle stock by a director (or the director’s immediate family member) who is otherwise independent as a result of the application of the foregoing standards will not, by itself, bar an independence finding as to such director. Members of Pinnacle’s Audit Committee must also satisfy the independence requirements of Section 10A(m)(3) of the Securities Act of 1934, as amended.
For purposes of these Categorical Standards: (a) “independent” has the meaning ascribed to such term in NYSE Rule 303A.02; (b) “Pinnacle” includes Pinnacle Entertainment, Inc. and its consolidated subsidiaries; (c) an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home; except that when applying the independence tests described above, Pinnacle need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or have become incapacitated; (d) “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended;1 and (e) a “significant equityholder” is the owner of 10% or greater voting or economic equity interest in the entity.
The Board may revise these Categorical Standards from time to time, as it deems appropriate, subject to applicable stock exchange listing requirements.

[1]	The term “officer” shall mean Pinnacle’s president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of Pinnacle in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for Pinnacle. Officers of Pinnacle’s subsidiaries shall be deemed officers of Pinnacle if they perform such policymaking functions for Pinnacle.
The Board may revise these Categorical Standards from time to time, as it deems appropriate, subject to applicable stock exchange listing requirements.

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APPENDIX B
PINNACLE ENTERTAINMENT, INC.
2005 EQUITY AND PERFORMANCE INCENTIVE PLAN, AS AMENDED
PINNACLE ENTERTAINMENT, INC., a corporation existing under the laws of the State of Delaware (the “Company”), hereby establishes and adopts the following 2005 Equity and Performance Incentive Plan (the “Plan”). Certain capitalized terms used in the Plan are defined in Article 2.
RECITALS
WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who are expected to contribute to the success of the Company and to encourage such individuals to remain as directors, employees, consultants and/or advisors of the Company and its Affiliates by increasing their proprietary interest in the Company’s growth and success; and
WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of Awards to Participants whose judgment, initiative and efforts are or have been or are expected to be responsible for the success of the Company.
NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:
ARTICLE I
PURPOSE OF THE PLAN
1.1 Purpose. The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.
ARTICLE II
DEFINITIONS
2.1 “Affiliate” shall mean (i) any person or entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company (including any Parent or Subsidiary) or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.
2.2 “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Committee.
2.3 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Dividend Equivalent, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.
2.4 “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.
2.5 “Board” shall mean the board of directors of the Company.
2.6 “Cause” shall have the meaning set forth in a Participant’s employment or consulting agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Participant which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, (ii) the Participant personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Participant or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any deliberate and material misuse or improper disclosure of confidential or proprietary information of the Company.
2.7 “Change of Control” shall mean the occurrence of any of the following events:

(i) The direct or indirect acquisition by an unrelated “Person” or “Group” of “Beneficial Ownership” (as such terms are defined below) of more than 50% of the voting power of the Company’s issued and outstanding voting securities in a single transaction or a series of related transactions;
(ii) The direct or indirect sale or transfer by the Company of substantially all of its assets to one or more unrelated Persons or Groups in a single transaction or a series of related transactions;
(iii) The merger, consolidation or reorganization of the Company with or into another corporation or other entity in which the Beneficial Owners (as such term is defined below) of more than 50% of the voting power of the Company’s issued and outstanding voting securities immediately before such merger or consolidation do not own more than 50% of the voting power of the issued and outstanding voting securities of the surviving corporation or other entity immediately after such merger, consolidation or reorganization; or
(iv) During any consecutive 12-month period, individuals who at the beginning of such period constituted the Board of the Company (together with any new Directors whose election to such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of the Company then in office.
None of the foregoing events, however, shall constitute a Change of Control if such event is not a “Change in Control Event” under Treasury Regulations Section 1.409A-3(i)(5) or successor IRS guidance. For purposes of determining whether a Change of Control has occurred, the following Persons and Groups shall not be deemed to be “unrelated”: (A) such Person or Group directly or indirectly has Beneficial Ownership of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question, (B) the Company has Beneficial Ownership of more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group, or (C) more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group are owned, directly or indirectly, by Beneficial Owners of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question. The terms “Person,” “Group,” “Beneficial Owner,” and “Beneficial Ownership” shall have the meanings used in the Exchange Act, and the rules promulgated thereunder. Notwithstanding the foregoing, (I) Persons will not be considered to be acting as a “Group” solely because they purchase or own stock of this Company at the same time, or as a result of the same public offering, (II) however, Persons will be considered to be acting as a “Group” if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction, with the Company, and (III) if a Person, including an entity, owns stock both in the Company and in a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar transaction, with the Company, such stockholders shall be considered to be acting as a Group with other stockholders only with respect to the ownership in the corporation before the transaction.
2.8 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
2.9 “Committee” shall mean the Committee constituted under Section 4.2 to administer this Plan.
2.10 “Company” has the meaning set forth in introductory paragraph of the Plan.
2.11 “Consultant” means any person, including an advisor, who (i) is a natural person, (ii) provides bona fide services to the Company or a Parent or Subsidiary, and (iii) provides services that are not in connection with the offer or sale of securities in a capital-raising transaction, and that do not directly or indirectly promote or maintain a market for the securities of the Company; provided that the term ‘Consultant’ does not include (i) Employees or (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.
2.12 “Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant. Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; or (iii) in the case of an Award other than an Incentive Stock Option, the ceasing of a person to be an Employee while such person remains a Director or Consultant, the ceasing of a person to be a Director while such person remains an Employee or Consultant or the ceasing of a person to be a Consultant while such person remains an Employee or Director.
2.13 “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

2.14 “Director” shall mean a non-employee member of the Board or a non-employee member of the board of directors of a Parent or Subsidiary.
2.15 “Disability” shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.
2.16 “Dividend Equivalents” shall have the meaning set forth in Section 12.5.
2.17 “Employee” shall mean any employee of the Company or any Parent or Subsidiary.
2.18 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
2.19 “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be determined as follows:
(i) If the Shares are listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a Share will be (i) the closing sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the last market trading day prior to the day of determination or (ii) any sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.
(ii) If the Shares are quoted on the NASDAQ System (but not on the NASDAQ National Market System) or are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on (i) the last market trading day prior to the day of determination or (ii) the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.
(iii) If the Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding.
2.20 “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50 percent of the voting interests.
2.21 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
2.22 “Individual Arrangements” means the Nonqualified Stock Option Agreement dated as of January 11, 2003 by and between the Company and Stephen H. Capp, ~~and~~ the Nonqualified Stock Option Agreements dated as of April 10, 2002 by and between the Company and Daniel R. Lee, the Nonqualified Stock Option Agreement dated as of August 1, 2008 by and between the Company and Carlos Ruisanchez, and the Nonqualified Stock Option Agreement dated as of March 14, 2010 by and between the Company and Anthony M. Sanfilippo.
2.23 “Limitations” shall have the meaning set forth in Section 3.2.
2.24 “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.
2.25 “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.
2.26 “Parent” means a “parent corporation” with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.
2.27 “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.
2.28 “Payee” shall have the meaning set forth in Section 13.1.

2.29 “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.
2.30 “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.
2.31 “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
2.32 “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
2.33 “Prior Plans” shall mean, collectively, the Company’s 1993, 1996, 2001 and 2002 Option Plans, as amended.
2.34 “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.35 “Restricted Period” shall have the meaning set forth in Section 7.1.
2.36 “Restricted Stock Award” shall have the meaning set forth in Section 7.1.
2.37 “Shares” shall mean the shares of common stock of the Company, par value $0.10 per share.
2.38 “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.
2.39 “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
2.40 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
ARTICLE III
SHARES SUBJECT TO THE PLAN
3.1 Number of Shares.
(a) Subject to adjustment as provided in Section 12.2, a total of ~~4,750,000~~ 6,250,000 Shares shall be authorized for grant under the Plan, plus any Shares subject to awards granted under the Prior Plans and Individual Arrangements, which such awards are forfeited, expire or otherwise terminate without issuance of Shares, or are settled for cash or otherwise do not result in the issuance of Shares, on or after the effective date of this Plan. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one Share for every one Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights (including, but not limited to, Shares delivered in satisfaction of Dividend Equivalents) shall be counted against this limit as 1.4 Shares for every one Share granted.
(b) If any Shares subject to an Award or to an award under the Prior Plans or Individual Arrangements are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award or award under the Prior Plans or Individual Arrangements is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 3.1(e) below.
(c) In the event that (i) any Option or other Award granted under this Plan or any option or award granted under the Prior Plans or Individual Arrangements is exercised through the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Options or Awards under this Plan or options or awards under a Prior Plan or an Individual Arrangement are satisfied by the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall not again be available for Awards under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees, directors or consultants of such acquired or combined company before such acquisition or combination.
(e) Any Shares that again become available for grant pursuant to this Article 3 shall be added back as one Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans or Individual Arrangements, and as 1.4 Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.
3.2 Limitations on Grants to Individual Participant. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 1,500,000 Shares, or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any 12-month period with respect to more than 750,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any 12-month period with respect to Performance Awards and/or Other Stock Unit Awards that are valued with reference to cash or property other than Shares is $2,500,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.
3.3 Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.
ARTICLE IV
ELIGIBILITY AND ADMINISTRATION
4.1 Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant. Only Employees may receive awards of Incentive Stock Options.
4.2 Administration.
(a) The Plan shall be administered by the Committee, constituted as follows:
(i) The Committee will consist of the Board, or a committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, while the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by the Compensation Committee of the Board (or such other committee designated by the Compensation Committee of the Board), consisting of no fewer than two Directors, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C) an “independent director” for purpose of the rules and regulations of the New York Stock Exchange or other exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are “non-employee directors,” “outside directors,” and “independent directors” shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.
(ii) The Plan may be administered by different bodies with respect to Directors, officers who are not Directors, and Employees and Consultants who are neither Directors nor officers, and Covered Employees.
(b) The Committee shall have full discretion, power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Consultants and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder and the form and content of any Award Agreement; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, subject to the provisions of the Plan; (vi) determine whether, to what extent and under what circumstances any Award shall be modified, amended, canceled or suspended; (vii) interpret and administer the

Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (viii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) determine whether any Award will have Dividend Equivalents; (xi) determine whether, to what extent, and under what circumstances cash, Shares, or other property payable with respect to an Award shall be deferred either automatically or at the election of the Participant; provided that the Committee shall take no action that would subject the Participant to a penalty tax under Section 409A of the Code; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.
(c) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, any stockholder and any Employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.
(d) The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act, and to cancel or suspend Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act.
ARTICLE V
OPTIONS
5.1 Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article 5 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.
5.2 Award Agreements. All Options granted pursuant to this Article 5 shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 5 may hold more than one Option granted pursuant to the Plan at the same time.
5.3 Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article 5 shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not be permitted to (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the New York Stock Exchange or other exchange or quotation system on which the Shares are principally traded.
5.4 Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted.
5.5 Exercise of Options. Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or by certified check or bank check or wire transfer of immediately available funds, (b) with the consent of the Committee, by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) with the consent of the Committee, by delivery of a properly executed exercise notice together with any other documentation as the Committee and the Participant’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or other proceeds (as permitted by Applicable Law) required to pay the exercise price, (f) through any other method specified in an Award Agreement, or (g) any combination of any of the foregoing. In connection with a tender of previously acquired Shares pursuant to clause (b) above, the Committee, in its sole discretion, may permit the Participant to constructively exchange Shares already owned by the Participant in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6 Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.
5.7 Incentive Stock Options. With respect to the Options that may be granted by the Committee under the Plan, the Committee may grant Options intended to qualify as Incentive Stock Options to any Employee of the Company or any Parent or Subsidiary, subject to the requirements of Section 422 of the Code. The Award Agreement of an Option intended to qualify as an Incentive Stock Option shall designate the Option as an Incentive Stock Option Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be ~~4,750,000~~ 6,250,000 Shares. Notwithstanding the provisions of Section 5.3, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the provisions of Section 5.4, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Award Agreement. Notwithstanding the foregoing, if the Shares subject to an Employee’s Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be not be treated as Incentive Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.
5.8 Termination of Employment or Consulting Relationship or Directorship. If a Participant holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Participant may exercise the Options that were vested and exercisable as of the date of termination until the end of the original term or for a period of 90 days following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.
5.9 Disability of Participant. If a Participant holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Participant may exercise the Options that were vested and exercisable as of the date of termination until the end of the original term or for a period of 36 months following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.
5.10 Death of Participant. If a Participant holds exercisable Options on the date his or her death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance or under Section 12.3 may exercise the Options that were vested and exercisable as of the date of death until the end of the original term or for a period of 36 months following the date of death, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Option at the date of death, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance or under Section 12.3 does not exercise the Option within the time specified above after the date of death, the Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VI
STOCK APPRECIATION RIGHTS
6.1 Grant and Exercise. The Committee may provide Stock Appreciation Rights either alone or in addition to other Awards upon such terms and conditions as the Committee may establish in its sole discretion.
6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:
(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right.
(b) Upon the exercise of a Stock Appreciation Right, payment shall be made in whole Shares, or cash to the extent permissible without penalty to the Participant under Section 409A of the Code.
(c) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.
(d) The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. In connection with the foregoing, the Committee shall consider the applicability and effect of Section 162(m) of the Code. Notwithstanding the foregoing provisions of this Section 6.2, but subject to Section 12.2, a Stock Appreciation Right shall not have (i) an exercise price less than Fair Market Value on the date of grant, or (ii) a term of greater than ten years. In addition to the foregoing, but subject to Section 12.2, the base amount of any Stock Appreciation Right shall not be reduced after the date of grant. The Committee shall take no action under this Article 6 that would subject a Participant to a penalty tax under Section 409A of the Code.
6.3 Termination of Employment or Consulting Relationship or Directorship. If a Participant holds exercisable Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, death or Disability), the Participant may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of termination until the end of the original term or for a period of 90 days following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of such termination, the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise a Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.
6.4 Disability of Participant. If a Participant holds exercisable Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates because of Disability, the Participant may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of termination until the end of the original term or for a period of 36 months following such termination, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of such termination, the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise a Stock Appreciation Right within the time specified above after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.
6.5 Death of Participant. If a Participant holds exercisable Stock Appreciation Rights on the date his or her death, the Participant’s estate or a person who acquired the right to exercise the Stock Appreciation Rights by bequest or inheritance or under Section 12.3 may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of death until the end of the original term or for a period of 36 months following the date of death, whichever is earlier (or such other period as is set forth in the Award Agreement or determined by the Committee). If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of death, the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant’s estate or a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or under Section 12.3 does not exercise the Stock Appreciation Right within the time specified above after the date of death, the Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VII
RESTRICTED STOCK AWARDS
7.1 Grants. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”). A Restricted Stock Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the Committee (the “Restriction Period”). The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Restricted Stock.
7.2 Award Agreements. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.
7.3 Rights of Holders of Restricted Stock. Except as otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares.
ARTICLE VIII
OTHER STOCK UNIT AWARDS
8.1 Other Stock Unit Awards. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Unit Awards shall be paid in Shares or cash. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees, Consultants and Directors to whom and the time or times at which such Other Stock Unit Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.
8.2 Terms and Conditions. Shares (including securities convertible into Shares) subject to Awards granted under this Article 8 may be issued for no consideration or for such minimum consideration as may be required by Applicable Law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Article 8 shall be purchased for such consideration as the Committee shall determine in its sole discretion.
ARTICLE IX
PERFORMANCE AWARDS
9.1 Terms of Performance Awards. Performance Awards may be issued hereunder to Participants, for no consideration or for such minimum consideration as may be required by Applicable Law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than six months nor longer than five years. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period.
ARTICLE X
CODE SECTION 162(m) PROVISIONS
10.1 Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2 Performance Criteria. If Restricted Stock, a Performance Award or an Other Stock Unit Award is subject to this Article 10, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of or growth of one or any combination of the following factors, or an objective formula determined at the time of the Award that is based on modified or unmodified calculations of one or any combination of the following factors: net sales; pretax income before or after allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); an adjusted formula of EBITDA determined by the Committee; economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any Affiliate, division or business unit of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Unless the Committee specifies otherwise when it sets performance goals for an Award, objective adjustments shall be made to any of the foregoing measures for items that will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that may occur during the Performance Period. Also, unless the Committee determines otherwise in setting the performance goals for an Award, such performance goals shall be applied by excluding the impact of (a) restructurings, discontinued operations and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.
10.3 Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee may adjust downward, but not upward, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or Disability of the Participant or the occurrence of a Change of Control.
10.4 Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee shall certify in writing that the applicable performance goals have been achieved to the extent necessary for such Award to qualify as “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code.
10.5 Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or which are not inconsistent with such requirements.
ARTICLE XI
CHANGE OF CONTROL PROVISIONS
11.1 Impact of Change of Control. The terms of any Award may provide in the Award Agreement evidencing the Award, or the Committee may determine in its discretion, that, upon a Change of Control of the Company, (a) Options and Stock Appreciation Rights outstanding as of the date of the Change of Control immediately vest and become fully exercisable, (b) restrictions and deferral limitations on Restricted Stock lapse and the Restricted Stock become free of all restrictions and limitations and become fully vested, (c) all Performance Awards shall be considered to be earned and payable (either in full or pro-rata based on the portion of Performance Period completed as of the date of the Change of Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, (d) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant, and (e) such other additional benefits, changes or adjustments as the Committee deems appropriate and fair shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, (a) each Option and Stock Appreciation Right shall remain exercisable for only a limited period of time determined by the Committee (provided that they remain exercisable for at least 30 days after notice of such action is given to the Participants), or (b) each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. Notwithstanding the foregoing and the provisions of Section 11.2, the Committee will take no action that would subject any Participant to a penalty tax under Section 409A of the Code.

11.2 Assumption Upon Change of Control. Notwithstanding the foregoing, the terms of any Award Agreement may also provide that, if in the event of a Change of Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award, then each outstanding Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall not be accelerated as described in Sections 11.1(a), (b) and (d). For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall be considered assumed or substituted for if following the Change of Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Any assumption or substitution of an Incentive Stock Option will be made in a manner that will not be considered a “modification” under the provisions of Section 424(h)(3) of the Code. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of a termination of a Participant’s employment in such successor company within a specified time period following such Change of Control, each Award held by such Participant at the time of the Change of Control shall be accelerated as described in Sections 11.1(a), (b) and (d) above.
ARTICLE XII
GENERALLY APPLICABLE PROVISIONS
12.1 Amendment and Modification of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by Applicable Law; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4, or (f) amend any provision of Section 3.2. In addition, no amendments to, or termination of, the Plan (other than by reason of the failure of stockholders to approve the Plan in the manner set forth in Section 13.12) shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.
12.2 Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number. Where an adjustment under this Section 12.2 is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.
12.3 Transferability of Awards. Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award, and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, to the extent that the Committee so authorizes in the Award Agreement or otherwise, an Award other than an Incentive Stock Option may be assigned, in whole or in part, during the Participant’s lifetime to one or more Family Members of the Participant. Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately before such assignment and shall be set forth in such documents issued to the assignee as the Committee deems appropriate.

(a) Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any Awards that remain unexercised in the event of the Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Participant may change such designation of beneficiary at any time by written notice to the Committee, subject to the above spousal consent requirement.
(b) Effect of No Designation. If a Participant dies and there is no beneficiary validly designated and living at the time of the Participant’s death, the Company will deliver such Participant’s Awards to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Awards to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
(c) Death of Spouse or Dissolution of Marriage. If a Participant designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Participant’s marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Participant. Without limiting the generality of the preceding sentence, the interest in Awards of a spouse of a Participant who has predeceased the Participant or whose marriage has been dissolved will automatically pass to the Participant, and will not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor will any such interest pass under the laws of intestate succession.
12.4 Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Affiliate (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.
12.5 Dividend Equivalents. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

ARTICLE XIII
MISCELLANEOUS
13.1 Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or to the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members) (any such person, a “Payee”) net of any applicable Federal, State and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Rights, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award, or (e) any other event occurring pursuant to the Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the employee’s minimum required tax withholding rate) otherwise deliverable in connection with the Award. If Shares acquired upon exercise of any Incentive Stock Option are disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Shares immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.
13.2 Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Consultant or Director the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Consultant or Director at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.
13.3 Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.
13.4 Cancellation of Award. Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant may be canceled in the discretion of the Committee if the Participant’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, or if, after the termination of the Participant’s Continuous Status as an Employee, Director, or Consultant, the Committee determines that Cause existed before such termination.
13.5 Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the provisions of this Plan, the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
13.6 Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under Applicable Law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.
13.7 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
13.8 Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.9 Construction. All references in the Plan to “Section,” “Sections,” or “Article” are intended to refer to the Section, Sections or Article, as the case may be, of the Plan. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
13.10 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
13.11 Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.
13.12 Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of its adoption by the Board, subject to the approval of the Plan, within 12 months thereafter, by affirmative votes representing a majority of the votes cast under Applicable Laws at a duly constituted meeting of the stockholders of the Company. After the adoption of this Plan by the Board, Awards may be made, but all such Awards shall be subject to stockholder approval of this Plan in accordance with the first sentence of this Section 13.12, and no Options or Stock Appreciation Rights may be exercised prior to such stockholder approval of the Plan. If the stockholders do not approve this Plan in the manner set forth in the first sentence of this Section 13.12, this Plan, and all Awards granted hereunder, shall be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan (unless the Board sooner suspends or terminates the Plan under Section 12.1), on which date the Plan will expire except as to Awards then outstanding under the Plan. Notwithstanding the foregoing, unless affirmative votes representing a majority of the votes cast under Applicable Laws approve the continuation of Article 10 at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the later of i) the effective date of this Plan or ii) the then most recent re-approval of the continuation of Article 10 of the Plan, no Awards other than Options or Stock Appreciation Rights shall be made to Covered Employees following the date of such meeting. Except as set forth in the third sentence of this Section 13.12, outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.
13.13 Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.
13.14 Effect on Prior Plans. On the approval of this Plan by the stockholders of the Company in the manner set forth in Section 13.12, the Prior Plans shall be cancelled and no further grants or awards shall be made under the Prior Plans. Grants and awards made under the Prior Plans before the date of such cancellation, however, shall continue in effect in accordance with their terms. Grants and awards made under the Individual Arrangements shall likewise continue in effect in accordance with their terms.
13.15 Other Company Compensation Plans. Shares available for Awards under the Plan may be used by the Company as a form of payment of compensation under other Company compensation plans, whether or not existing on the date hereof. To the extent any Shares are used as such by the Company, such Shares will reduce the then number of Shares available under Article 3 of the Plan for future Awards.
13.16 Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

Attachment 1
Pinnacle Entertainment, Inc.
Charter for Audit Committee
ARTICLE I
Purpose
The purpose of the Committee is to (1) assist Board of Directors (the “Board”) oversight of (a) the integrity of the Corporation’s financial statements, (b) the Corporation’s compliance with legal and regulatory requirements, (c) the Corporation’s independent auditors’ qualifications and independence and (d) the performance of the Corporation’s internal audit function and independent auditors, (2) prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K, and (3) perform such other duties and obligations of audit committees under applicable law and regulation.
ARTICLE II
Composition
The Committee shall consist of at least three directors, each of whom shall be determined by the Board to meet the independence requirements of the New York Stock Exchange, Inc. (“NYSE”), the Securities and Exchange Commission (the “SEC”) and any other applicable law applicable to audit committee members. All members shall meet the NYSE’s financial literacy requirements and at least one member shall either be an “audit committee financial expert” as such term is defined in applicable SEC rules or have accounting or financing management expertise. A Committee member may not serve on the audit committee of more than three, including the Corporation.
The members of the Committee shall be appointed by the Board based on the recommendation of the corporate governance and nominating committee. The members may be removed from the Committee by the Board. The Board shall appoint the Chair of the Committee. If the Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote.
The Committee may, to the extent permitted by applicable laws and regulations, form and delegate any of its responsibilities to a subcommittee so long as such subcommittee consists of at least two members of the Committee.
ARTICLE III
Functions
The Committee is authorized to carry out its responsibilities and functions and other responsibilities assigned to it by the Board from time to time, and to take any action reasonably related to the mandate of this Charter. Subject to any restrictions set forth in the Corporation’s Certificate of Incorporation and Bylaws and applicable law, the Committee shall have all power and authority necessary or appropriate to carry out its purposes and responsibilities, including the resources and authority to retain outside separate counsel or other experts, consultants or advisers, as it deems appropriate. The Committee shall receive appropriate funding from the Corporation, as determined in the Committee’s sole discretion, for payment of (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, (2) compensation to outside separate counsel, or other experts, consultants or advisers and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

While the Committee has certain authority and oversight responsibilities under this Charter, management is responsible for preparing the Corporation’s financial statements and for their accuracy and the Corporation’s independent auditors are responsible for auditing and reviewing those financial statements. It is not the responsibility of the Committee to plan or conduct audits. In the absence of their possession of reason to believe that such reliance is unwarranted, the members of the Committee may rely without independent verification on the information provided to them and on the representations made by the Corporation’s management and the Corporation’s independent auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations that the audits of the Corporation’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s independent auditors are in fact “independent.”
Additionally, the Committee recognizes that financial management, as well as the Corporation’s independent auditors, have more time, knowledge and more detailed information concerning the Corporation than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to work of the Corporation’s independent auditors. Further, auditing literature, particularly Statement of Auditing Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as applied to the Committee in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.
The principal responsibilities and functions of the Committee are set forth below.
A.	Independent Auditors
1.	Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation and each such registered public accounting firm shall report directly to the Committee.

2.	Pre-approve all audit and permissible non-audit services to be performed for the Corporation by a registered public accounting firm in accordance with the provisions of Section 10A(i) of the Securities Exchange Act of 1934, as amended.

3.	Review and discuss with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditors with respect to interim periods.

4.	At least annually, discuss with the independent auditors their independence and receive each of the following in writing:
(a)	Disclosure of all relationships between the auditors and their related entities and the Corporation and its related entities that in the auditors’ professional judgment may reasonably be thought to bear on independence, consistent with Independence Standards Board Standard No. 1, as may be modified or supplemented;

(b)	Discuss with the Corporation’s independent auditors any relationships or services disclosed by the independent auditors that may impact the objectivity and independence of the independent auditors and take, or recommend that the Board take, appropriate action to oversee the independent auditors’ independence; and

(c)	Confirmation that, in the auditors’ professional judgment, the independent auditors are independent of the Corporation within the meaning of the federal securities laws.
5.	At least annually, obtain and review a report by the independent auditors describing (a) the independent auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (c) (to assess the auditor’s independence) all relationships between the independent auditors (which may be set forth in the disclosures required in Section III.A.4 above).

6.	Set clear hiring policies for the employment of employees or former employees of the Corporation’s independent auditors.

7.	At least annually, evaluate the independent auditors’ qualifications, performance and independence, including a review and evaluation of the lead partner of the independent auditors, and present its conclusions to the Board. The Committee shall present its conclusions with respect to the independent auditors to the full Board.

8.	Meet separately, periodically, with the Corporation’s independent auditors.
B.	Financial Statements
1.	Meet to review and discuss the Corporation’s audited financial statements and quarterly financial statements with the Corporation’s independent auditors and management, including reviewing the Corporation’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

2.	Review and discuss with management and the independent auditors any transactions or courses of dealing with parties related to the Corporation which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Corporation’s financial statements.

3.	Review and discuss with management and the independent auditors the accounting policies that may be viewed as critical, any significant changes in the Corporation’s accounting policies and any accounting or financial reporting proposals that may have a significant impact on the Corporation’s financial reports. Inquire about the Corporation’s independent auditors’ views about management’s choices among alternative accounting principles and the quality of the Corporation’s accounting principles as applied in its financial reporting.

4.	Review and discuss with management and the independent auditors any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with entities of which the Committee is made aware whose accounts are not consolidated in the financial statements of the Corporation and that may have a material current or future effect on the Corporation’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

5.	Review with the independent auditor any audit problems or difficulties and management’s response encountered by the independent auditor in the course of the audit. Based on (a) its review and discussions with management of the Corporation’s audited financial statements, (b) its discussion with the independent auditors of the matters to be communicated pursuant to Statement of Auditing Standards No. 61 and (c) the written disclosures from the Corporation’s independent auditors regarding independence, recommend to the Board whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

6.	Discuss the Corporation’s earnings releases, as well as financial information and earnings guidance communicated to the financial community. The Committee may discuss this generally (i.e. discussion of the types of information to be disclosed and the type of presentation to be made) and need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.
C.	Internal Accounting
1.	Review with the Corporation’s independent auditors and financial management the adequacy and effectiveness of the Corporation’s system of disclosure controls and procedures and internal controls over financial reporting and the related findings and recommendations of the Corporation’s independent auditors together with management’s responses.

2.	Prior to the Corporation’s filing of any Quarterly Report on Form 10-Q or Annual Report on Form 10-K , receive disclosures from the Corporation’s principal executive officer and principal financial officer with respect to the following (a) all significant deficiencies in the design or operation of internal controls over financial reporting which could adversely affect the Corporation’s ability to record, process, summarize and report financial data; (b) all material weaknesses in internal controls identified by such officers to the Corporation’s independent auditors; and (c) any fraud, whether material or not material, that involves management of the Corporation or other employees who have a significant role in the Corporation’s internal controls over financial reporting.

3.	Meet separately, periodically, with the Corporation’s internal auditors (or other personnel responsible for the internal audit function).

D.	Management and Employee Conduct Policies
1.	Review on an ongoing basis and approve or disapprove all related party transactions that are required to be disclosed by Item 404 of Regulation S-K.

2.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

3.	Receive any report required to be made by the Corporation’s attorneys pursuant to the standards adopted by the SEC for the professional conduct of attorneys appearing and practicing before the SEC.

4.	Meet separately, periodically, with management.
E.	Other
1.	Prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K.

2.	Review with the Board, among other matters, any issues that it judges to be material that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditors and the performance of the internal audit function.

3.	Discuss policies with respect to risk assessment and risk management and discuss guidelines and policies to govern the process by which the Chief Executive Officer and senior management assess and manage the Corporation’s exposure to risk.

4.	At least annually, conduct a self-evaluation of the performance of the Committee.

5.	Perform such other duties and obligations as audit committees are required to perform under applicable law and the rules of the NYSE as in effect from time to time.

6.	The Committee shall report regularly to the Board.

Attachment 2
Pinnacle Entertainment, Inc.
Charter for Compensation Committee
ARTICLE I
Purpose
The purpose of the Committee is to have direct responsibility to (1) review and approve of the corporate goals and objectives relevant to the compensation of the Chief Executive Officer (the “CEO”), evaluate the CEO’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Corporation’s Board of Directors (the “Board”)), determine and approve of the CEO’s compensation level based on this evaluation, (2) make recommendations to the Board with respect to non-CEO executive officer compensation, incentive-compensation plans and equity-based plans that are subject to the Board’s approval and (3) prepare the disclosure required by Item 407(e)(5) of Regulation S-K.
ARTICLE II
Composition
The Committee shall consist of at least two directors and each member of the Committee shall be determined by the Board to meet the independence requirements of the New York Stock Exchange (the “NYSE”). In addition, no director may serve unless he or she (i) is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
The members of the Committee shall be appointed by the Board based on the recommendation of the corporate governance and nominating committee. The members may be removed from the Committee by the Board. The Board shall appoint the Chair of the Committee. If the Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote.
The Committee may, to the extent permitted by applicable laws and regulations, form and delegate any of its responsibilities to a subcommittee, provided that the subcommittee consists of at least two members of the Committee and that the subcommittee is composed entirely of independent directors as determined by the Board.

ARTICLE III
Functions
The Committee is authorized to carry out its responsibilities and functions and other responsibilities assigned to it by the Board from time to time, and to take any action reasonably related to the mandate of this Charter. Subject to any restrictions set forth in the Corporation’s Certificate of Incorporation and Bylaws and applicable law, the Committee shall have all power and authority necessary or appropriate to carry out its purposes and responsibilities, including the resources and authority to retain outside separate counsel or other experts or consultants, as it deems appropriate.
If the Committee determines that it is necessary to retain a compensation consultant or firm in the evaluation of the director, CEO or executive officer compensation, the Committee shall have the sole authority to retain and terminate the compensation consultant or firm, including, sole authority to approve of the compensation consultant’s or firm’s fees and other retention terms.
The principal responsibilities and functions of the Committee are set forth below.
A.	Compensation Arrangements
1.	Review and approve corporate goals and objectives relevant to the compensation of the CEO, and make recommendations with respect to non-CEO compensation.

2.	Evaluate the performance of the CEO in light of the above-mentioned goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the compensation levels, including the annual salary, bonus, and other benefits, direct and indirect, of the CEO based on this evaluation.

3.	Approve (subject to ratification by the Board) grants of performance-based compensation to the CEO and any other executive officer whose compensation is likely to be subject to the limitations under Section 162(m) of the Code (as identified by management), and determine the objective performance goals that shall serve as a benchmark for such performance-based compensation. Evaluate such executive officers’ performance against such objective performance goals, certify that such objective performance goals have been met, and determine the appropriate level of performance-based compensation that each such executive officer should receive.

4.	Approve grants of awards of shares, share options or other equity units pursuant to the Corporation’s stock option or other equity-based compensation plans.

5.	Administer the Corporation’s incentive-compensation, stock option and other equity-based compensation plans.
B.	Other Duties
1.	Prepare the disclosure required by Item 407(e)(5) of Regulation S-K.

2.	Report to the Board as necessary regarding the Committee’s recommendations and activities or as the Board otherwise requests.

3.	At least annually, conduct a self-evaluation of the performance of the Committee.

Attachment 3
Pinnacle Entertainment, Inc.
Charter for Corporate Governance and Nominating Committee
ARTICLE I
Purpose
The purpose of the Committee is to (a) identify individuals qualified to become members of the Board of Directors (the “Board”), consistent with the criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of shareholders; (b) develop and recommend to the Board a set of corporate governance guidelines and principles (the “Guidelines”) applicable to the Company; and (c) oversee the evaluation of the Board and management.
ARTICLE II
Composition
The Committee shall consist of at least one director and each member of the Committee shall be determined by the Board to meet the independence requirements of the New York Stock Exchange (the “NYSE”).
The members of the Committee shall be appointed by the Board based on the recommendation of the Committee. The members may be removed from the Committee by the Board. The Board shall appoint the Chair of the Committee. If the Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote.
The Committee may, to the extent permitted by applicable laws and regulations, form and delegate any of its responsibilities to a subcommittee, provided that each member of the subcommittee shall be independent as determined by the Board.
ARTICLE III
Functions
The Committee is authorized to carry out its responsibilities and functions and other responsibilities assigned to it by the Board from time to time, and to take any action reasonably related to the mandate of this Charter. Subject to any restrictions set forth in the Corporation’s Certificate of Incorporation and Bylaws and applicable law, the Committee shall have all power and authority necessary or appropriate to carry out its purposes and responsibilities, including the resources and authority to retain outside separate counsel or other experts or consultants, as it deems appropriate.
If the Committee determines that it is necessary to retain any search firm to be used to identify director candidates, then the Committee shall have the sole authority to retain and terminate the search firm, including, sole authority to approve of the search firm’s fees and other retention terms.

The principal responsibilities and functions of the Committee are set forth below.
A.	Board Selection and Composition
1.	Establish procedures for the selection of directors.

2.	Identify and review qualified individuals to be nominated for election to the Board.

3.	Before recommending to the Board a new or incumbent director for election or reelection to the Board, review his or her qualifications, including capability, availability to serve, conflicts of interest, and changes in circumstances (in the case of incumbent directors).

4.	Recommend for the Board’s selection candidates for election or reelection to the Board at the annual meeting of stockholders and to fill vacancies that may occur at other times, including vacancies resulting from an increase in the size of the Board.

5.	Receive disclosures relating to a director’s independence and assist the Board in making determinations as to the independence of the directors.
B.	Evaluation of the Board and Board Committees
1.	Assist the Board in fulfilling its responsibilities in a manner that serves the best interests of the Corporation’s stockholders by conducting an annual review of the effectiveness, size and composition of the Board as a whole, including whether the Board reflects the appropriate degree of independence (as required by the NYSE and applicable law and regulation), sound judgment, business specialization, technical skills, diversity, and other desired qualities, and satisfies the other requirements set forth in the Guidelines.

2.	Annually review the composition of each committee and present recommendations for committee memberships to the Board as needed after consultation with individual directors and the Chairman of the Board.
C.	Corporate Governance
1.	Develop and recommend to the Board the Guidelines.

2.	Develop and recommend to the Board, if appropriate, modifications or additions to the Guidelines or the Company’s other corporate governance policies or procedures.

D.	Evaluation of the Board and Management
1.	Oversee the evaluation of the Board and management.
E.	Other
1.	At least annually, conduct a self-evaluation of the performance of the Committee.

2.	Report to the Board as necessary regarding the Committee’s recommendations and activities or as the Board otherwise requests.

PRELIMINARY COPY — SUBJECT TO COMPLETION

PINNACLE ENTERTAINMENT, INC.
ATTN: INVESTOR RELATIONS
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PINNACLE ENTERTAINMENT, INC.
The Board of Directors recommends that you vote FOR all of the director nominees below:

1.	Election of Directors		For	Against	Abstain	The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain
Nominees:
	1a.	Stephen C. Comer	☐	☐	☐	2.	Proposal to amend the Company’s 2005 Equity and Performance Incentive Plan.	☐	☐	☐

	1b.	John V. Giovenco	☐	☐	☐	3.	Ratification of the appointment of the Company’s independent auditors for the 2010 fiscal year.	☐	☐	☐

	1c.	Richard J. Goeglein	☐	☐	☐	The Board of Directors recommends you vote AGAINST the following stockholder proposal:

	1d.	Ellis Landau	☐	☐	☐	4.	Stockholder proposal for an advisory vote on executive compensation.	☐	☐	☐
	1e.	Bruce A. Leslie	☐	☐	☐

	1f.	James L. Martineau	☐	☐	☐

	1g.	Michael Ornest	☐	☐	☐

	1h.	Lynn P. Reitnouer	☐	☐	☐

	1i.	Anthony M. Sanfilippo	☐	☐	☐

Please indicate if you plan to attend this meeting.			☐ Yes	☐ No		NOTE: At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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M22858-P93306
PRELIMINARY COPY — SUBJECT TO COMPLETION
PINNACLE ENTERTAINMENT, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
MAY 11, 2010
The undersigned hereby appoints Anthony M. Sanfilippo, Stephen H. Capp and John A. Godfrey or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot and in their discretion upon such other matters as may properly come before the meeting, all of the shares of Common Stock of Pinnacle Entertainment, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time, on May 11, 2010, at Encore at Wynn Las Vegas, 3121 Las Vegas Boulevard South, Las Vegas, Nevada 89109, and any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSAL 4.

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